            As filed with the Securities and Exchange Commission on
                                 April 28, 2000


                           Registration No. 333-03963

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]

                       Pre-Effective Amendment No.____                    [ ]


                       Post Effective Amendment No. 6                     [X]


             REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940


                               Amendment No. 6                            [X]


              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
                           (Exact Name of Registrant)

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                              7315 Wisconsin Avenue
                            Bethesda, Maryland 20814
               (Address of Depositor's Principal Executive Office)
                  Depositor's Telephone Number: (301) 280-1000

                              Robert-John H. Sands
                    Senior Vice President and General Counsel
                     Acacia National Life Insurance Company
                              7315 Wisconsin Avenue
                            Bethesda, Maryland 20814
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

         It is proposed that this filing will become effective:

                 [ ]  immediately upon filing pursuant to paragraph b
                 [ ]  on __________ pursuant to paragraph a of Rule 485

                 [X] on May 1, 2000 pursuant to paragraph b of Rule 485 If appropriate, check the following box:



                 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of Securities Being Registered: Securities of Unit Investment Trust Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

                             ALLOCATOR ANNUITY 2000
                  CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4

                                                        HEADING IN STATEMENT OF
FORM N-4   ITEM           HEADING IN PROSPECTUS         ADDITIONAL INFORMATION

                  PART A: INFORMATION REQUIRED IN A PROSPECTUS




2.   Cover Page                         Cover page
3.   Definitions                        Glossary of Defined Terms
4.   Synopsis                           Questions and Answers About
                                        Your Policy
5.   Financial                          Condensed Financial
     Information                        Information
6.   General Description of             ANLIC and the Variable
     Registrant, Depositor and          Account;
     Portfolio Companies                The Portfolios; Voting Rights;
                                        Administration
7.   Deductions                         Summary; Charges and                       Surrender Charge
                                        Deductions;                                Calculation
                                        The Portfolios
8.   General Description of             Summary; The Policy; Annuity               General
     Variable Annuity Contracts         Payments; Voting Rights;                   Provisions;
                                        Additional Information                     Fixed Account
9.   Annuity Period                     Annuity Payments
10.  Death Benefit                      The Policy -- Death Benefit
11.  Purchases and Contract Value       ANLIC and the Variable
                                        Account;
                                        The Policy
12.  Redemptions                        The Policy -- Surrender and
                                        Partial Withdrawals; The
                                        Policy-- Free Look Period
13.  Taxes                              Federal Tax Matters                        Federal Tax Matters
14.  Legal Proceedings                  Legal Proceedings
15.  Table of Contents of the           Statement of Additional                    Table of Contents
     Statement of Additional            Information
     Information

                     PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

16.  Cover Page                                                                    Cover Page
17.  Table of Contents                                                             Table of Contents

18.  General Information and                                                       N/A
     History



2.   Services                             Administration                           Experts;
                                          Distribution of the
                                          Policies; Records
                                          and Reports
3.   Purchase of Securities Being         Summary; The Policy                      General Provisions;
     Offered                                                                       Distribution of the Policies
4.   Underwriters                         ANLIC and the Variable
                                          Account                                  Distribution of the Policies
5.   Calculation of                       Performance Data                         Performance Data
     Performance Data                                                              Calculations; Performance
                                                                                   Figures
6.   Annuity Payments                     Annuity Payments                         General Provisions
7.   Financial Statements                                                          Financial Statements


PROSPECTUS
                                                         [THE ACACIA GROUP LOGO]
                                                            Acacia National Life
                                                               Insurance Company
                                                           7315 Wisconsin Avenue

Allocator 2000 Annuity -- Individual Flexible Premium Deferred         Bethesda,
Maryland 20814

Variable Annuity Policy Issued By                      Telephone: (301) 280-1000
--------------------------------------------------------------------------------

     This Prospectus describes information you should know before you purchase the Allocator 2000 variable annuity. Please read it carefully.

     The Allocator 2000 variable annuity is a contract between you and Acacia National Life Insurance Company (ANLIC) where you agree to make payments to us and we agree to make a series of payments to you at a later date. The Allocator 2000 is a flexible premium, tax-deferred, variable annuity offered to individuals. It is:

- Flexible, because you may add payments at any time.

- Tax-deferred, which means you don't pay taxes until you take payments out or until we start to make payments to you.

- Variable, because the value of your annuity will fluctuate with the performance of the underlying investments.

     After purchase, you allocate your payments to "Sub-accounts" or subdivisions of our Variable Account, an account that keeps your annuity assets separate from our company assets. These Sub-accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These mutual funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they have similar investment strategies and the same portfolio managers as retail mutual funds. This annuity offers you funds with investment strategies ranging from conservative to aggressive and you may pick those funds that meet your investment style. The Sub-accounts and the funds are listed below:

- Large Cap Sub-account which purchases shares of Alger American Growth
  Portfolio

- Mid Cap Sub-account which purchases shares of Alger American MidCap Growth Portfolio

- Small Cap Sub-account which purchases shares of Alger American Small Capitalization Portfolio

- Social Money Market Account Sub-account which purchases shares of Calvert Social Money Market Portfolio

- Social Strategic Growth Sub-account which purchases shares of Calvert Social Small Cap Growth Portfolio

- Social Managed Growth Sub-account which purchases shares of Calvert Social Mid Cap Growth Portfolio

- Social Global Sub-account which purchases shares of Calvert Social International Equity Portfolio

- Social Balanced Sub-account which purchases shares of Calvert Social Balanced Portfolio


- Equity 500 Index Sub-account which purchases shares of Deutsche VIT Equity 500 Index Fund



- Small Cap Index Sub-account which purchases shares of Deutsche VIT Small Cap Index Fund



- EAFE(R) Equity Index Sub-account which purchases shares of Deutsche VIT EAFE(R) Equity Index Fund


- Equity-Income Sub-account which purchases shares of Fidelity VIP Equity-Income: Service Class 2

- High Income Sub-account which purchases shares of Fidelity VIP High Income:
  Service Class 2

                                                       (Continued on next page.)

                             ALLOCATOR 2000 ANNUITY
                                        I

- Contrafund Sub-account which purchases shares of Fidelity VIP II Contrafund(R): Service Class 2

- Asset Strategy Sub-account which purchases shares of Templeton Asset Strategy Fund -- Class 2

- International Securities Sub-account which purchases shares of Templeton International Securities Fund -- Class 2

- Income Sub-account which purchases shares of Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT") Limited Maturity Bond Portfolio

- Growth Sub-account which purchases shares of Neuberger Berman AMT Growth Portfolio

- Partners Sub-account which purchases shares of Neuberger Berman AMT Partners Portfolio

- Aggressive Growth Sub-account which purchases shares of Oppenheimer Aggressive Growth Fund/VA

- Large Cap Growth Sub-account which purchases shares of Oppenheimer Capital Appreciation Fund/ VA

- Balanced Sub-account which purchases shares of Oppenheimer Main Street Growth & Income Fund/ VA

- High Income Sub-account which purchases shares of Oppenheimer High Income Fund/VA

- Managed Income Sub-account which purchases shares of Oppenheimer Strategic Bond Fund/VA

- Hard Assets/Metals Sub-account which purchases shares of Van Eck Worldwide Hard Assets Fund

     You also may allocate some or all of your payments to the "Fixed Account", which pays an interest rate guaranteed for at least one year from the time the payment is made. Payments put in the Fixed Account are not separated from our assets like the assets of the Variable Account.

     You may not purchase a Policy if either you or the annuitant are 85 years old or older before we receive your application. We will not accept additional premium payments once the annuitant reaches age 75.

     If you decide to buy this annuity, you should keep this prospectus for your records. You may call us at 1-800-369-9407 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this annuity and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the Terms contained in it. We have included the Table of Contents for the Statement of Additional Information in this prospectus. (See the section on Statement of Additional Information.)

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE INFORMATION IS TRUTHFUL OR COMPLETE. ANYONE WHO REPRESENTS THAT THE SECURITIES AND EXCHANGE COMMISSION DOES THESE THINGS MAY BE GUILTY OF A CRIMINAL OFFENSE.

     This Prospectus and Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website
(HTTP://WWW.SEC.GOV).

This annuity is not:

* a bank deposit

* federally insured

* endorsed by any bank or governmental agency

* available for sale in all states

Prospectus Dated: May 1, 2000 Statement of Additional Information Dated: May 1, 2000

                             ALLOCATOR 2000 ANNUITY
                                       II

TABLE OF CONTENTS


                                                                PAGE
GLOSSARY OF DEFINED TERMS...................................     iv
QUESTIONS AND ANSWERS ABOUT YOUR POLICY.....................      1
SUMMARY OF FEES AND CHARGES.................................      4
PORTFOLIO ANNUAL EXPENSES...................................      5
CONDENSED FINANCIAL INFORMATION.............................     10
ANLIC AND THE VARIABLE ACCOUNT..............................     12
      Acacia National Life Insurance Company................     12
      The Variable Account..................................     12
THE PORTFOLIOS..............................................     12
      The Alger American Fund...............................     13
      Calvert Variable Series, Inc..........................     13
      Deutsche Asset Management VIT Funds...................     15
      Fidelity Variable Insurance Products Fund, Fidelity
       Variable Insurance Products Fund II..................     15
      Neuberger Berman Advisers Management Trust............     15
      Oppenheimer Variable Account Funds....................     16
      Franklin Templeton Variable Insurance Products
       Trust................................................     17
      Van Eck Worldwide Insurance Trust.....................     18
      Risks Attendant to Investments in Junk Bonds..........     18
      Risks Attendant to Investments in Foreign
       Securities...........................................     18
      Resolving Material Conflicts..........................     18
THE FIXED ACCOUNT...........................................     19
THE POLICY..................................................     19
      Issuance of a Policy..................................     19
      Telephone Requests....................................     19
      Free Look Period......................................     19
      Premium Payments......................................     20
      Allocation of Premium Payments........................     20
      Policy Account Value..................................     20
      Surrender and Partial Withdrawals.....................     21
      Transfers.............................................     22
      Automatic Rebalancing, Dollar Cost Averaging, and
       Interest Sweep Programs..............................     22
      Death Benefit.........................................     23
      Required Distributions................................     23
CHARGES AND DEDUCTIONS......................................     24
      Annual Policy Fee.....................................     24
      Administrative Expense Charge.........................     24
      Mortality and Expense Risk Charge.....................     24
      Surrender Charge......................................     25
      Premium Taxes.........................................     26
      Federal Taxes.........................................     26
      Fund Expenses.........................................     26
      Reduction In Charges For Certain Groups...............     26
ANNUITY PAYMENTS............................................     26
      Election of an Annuity Payment Option.................     26
      Maturity Date.........................................     26
      Available Options.....................................     27
      Annuity Payment Options...............................     27
FEDERAL TAX MATTERS.........................................     27
      Introduction..........................................     27
      Taxation of Annuities in General......................     27
ANNUITY OWNERS THAT ARE NONRESIDENT ALIENS OR FOREIGN
  CORPORATIONS..............................................     30
VOTING RIGHTS...............................................     30
PERFORMANCE DATA............................................     30
PUBLISHED RATINGS...........................................     31
LEGAL PROCEEDINGS...........................................     31
FINANCIAL STATEMENTS........................................     31
ADMINISTRATION..............................................     31
THE YEAR 2000...............................................     32
POLICY REPORTS..............................................     32
STATE REGULATION............................................     32
EXPERTS.....................................................     32
LEGAL MATTERS...............................................     33
ADDITIONAL INFORMATION......................................     33
STATEMENT OF ADDITIONAL INFORMATION.........................     33
APPENDICES..................................................    A-1


                             ALLOCATOR 2000 ANNUITY
                                       III

Throughout this Prospectus, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.

GLOSSARY OF DEFINED TERMS

ACCUMULATION PERIOD - The period between the Policy Date and the Maturity Date and during the lifetime of the Owner.

ACCUMULATION UNIT - Unit of measure that is used to calculate the value of the Policy prior to the Maturity Date.

ACCUMULATION UNIT VALUE - The value of each Accumulation Unit is calculated on each Valuation Date.

AGE - Age at last birthday.

ANLIC - Acacia National Life Insurance Company.

ANNUITANT - The person(s) whose life is used to determine the duration of Annuity Payments involving life contingencies. The Annuitant must be a natural person.

ANNUITY PAYMENT OPTIONS - The options that are available for payment of the Surrender Value of the Policy commencing upon the Maturity Date.

BENEFICIARY - The person(s) or legal entity that you designate in the Application or thereafter in writing to our Service Office to receive payments at the death of the owner.

DUE PROOF OF DEATH - A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.


FIXED ACCOUNT - The account via which you may allocate or transfer Net Premium Payments to our General Account. An initial allocation or transfer into the Fixed Account does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that any Policy Account Value in the Fixed Account will accrue interest at an annual rate of at least the Guaranteed Interest Rate. The Fixed Account is not available as an investment option for policies sold in the states of Oregon and Washington.


FREE WITHDRAWAL AMOUNT - That portion of any partial withdrawal or surrender that is not subject to a Surrender Charge under the terms of the Policy.

FUND - A registered, open-end management investment company (commonly called a "mutual fund"). Each Sub-account invests exclusively in shares of a single Portfolio of a Fund.

GENERAL ACCOUNT - The assets of ANLIC other than those in the Variable Account or any other separate account.

INVESTMENT OPTIONS - The Fixed Account and the Sub-accounts which invest in Portfolios described in the Fund prospectuses.

IRREVOCABLE BENEFICIARY - A Beneficiary or Beneficiaries whose interest cannot be changed without his, her, or their consent or as required by law.

MATURITY DATE - The date upon which Annuity Payments begin. You may choose a Maturity Date no later than the first day of the calendar month after the Annuitant's 90th birthday.

NET PREMIUM PAYMENT - The Premium Payment less any applicable tax charges.

OWNER - The person named on the Application as Owner or the persons named on the Application as Joint Owners. Any reference to Owner in this Prospectus or in the Policy will include both Owners, if there are Joint Owners. The Owner is entitled to all of the ownership rights under the Policy. The Owner has the legal right to make all changes in the policy designations where permitted specifically by the terms of the Policy. The Owner is as specified in the Application, unless changed. "You" and "your" are also used throughout this Prospectus and the Policy to refer to the Owner.

                             ALLOCATOR 2000 ANNUITY
                                       IV

POLICY - The flexible premium variable annuity offered by ANLIC and described in this prospectus.

POLICY ACCOUNT VALUE - The sum of the Variable Account Value and the Fixed Account Value.

POLICY ANNIVERSARY - Each anniversary of the Policy Date.

POLICY DATE - The date set forth in the Policy that is used to determine Policy years and months. Policy Anniversaries are measured from the Policy Date.

PORTFOLIO - A separate investment portfolio of the Funds, a mutual fund in which the Variable Account invests. Portfolio also will be used to refer to the Sub-account that invests in the corresponding Portfolio.

PREMIUM PAYMENT - An amount paid to ANLIC in accordance with the provisions of the Policy.

SUB-ACCOUNT - A subdivision of the Variable Account. Each Sub-account is invested in shares of a specified Portfolio of the Funds.

SURRENDER CHARGE - A charge measured as a percent of premium and based upon Policy Anniversaries, which may be imposed upon a partial withdrawal, surrender or distribution of the proceeds.

SURRENDER VALUE - The Policy Account Value as of any Valuation Date, reduced by applicable Surrender Charges, the Annual Policy Fee, and any premium or other taxes.

SYSTEMATIC PARTIAL WITHDRAWAL - Owners choosing this option will withdraw a level dollar amount of Policy Account Value on a periodic basis. Systematic Partial Withdrawals are subject to the same Surrender Charges as partial withdrawals, as set forth on the Specifications Page of the Policy.

VALUATION DATE - Each day the New York Stock Exchange is open for business, excluding holidays and any other day in which there is insufficient trading in the Portfolio securities to materially affect the value of the assets in the Variable Account.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.


VARIABLE ACCOUNT (OR "SEPARATE ACCOUNT II") - Acacia National Variable Annuity Separate Account II, a separate investment account that has been established by ANLIC to receive and invest the Net Premium Payments paid under the Policy.


VARIABLE ACCOUNT VALUE - The sum of the values held on your behalf in all the Sub-accounts of the Variable Account.

                             ALLOCATOR 2000 ANNUITY
                                        V

                    QUESTIONS AND ANSWERS ABOUT YOUR POLICY

     The following summary is intended to highlight the most important features of an Allocator 2000 Annuity that you, should consider. You will find more detailed information in the main portion of the prospectus. As you review this Summary, take note that the capitalized terms are defined in the Glossary of Defined Terms that begins on page iv of this prospectus. This summary and all other parts of this prospectus are qualified in their entirety by the terms of the Allocator 2000 Annuity Policy, which is available upon request from ANLIC.

WHO IS THE ISSUER OF AN ALLOCATOR 2000 ANNUITY?
     ANLIC is the issuer of each Allocator 2000 Annuity. ANLIC enjoys a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers. A stock life insurance company organized in Virginia, ANLIC is a wholly owned subsidiary of Acacia Life Insurance Company which is, in turn, a second tier subsidiary of Ameritas Acacia Mutual Holding Company. (See the section on Acacia National Life Insurance Company.)

HOW DO I PURCHASE THE ALLOCATOR 2000 ANNUITY?
     You must complete our application form and submit it to us for approval with your first Premium Payment. Acceptance is subject to our rules, and we reserve the right to reject any application or Premium Payment. The Policy can be purchased with a minimum Premium Payment of $300 the first year. Additional Premium Payments must be at least $30.00. If you wish to make automatic monthly payments into your annuity, you may enroll in our pre-authorized checking account program (CAM). Under this program, monthly Premium Payments will be deducted from your checking account.

     After you've purchased the Policy, you have a right to a "free look" which gives you 10 days to change your mind without the imposition of a Surrender Charge. If you decide you don't want the policy, we will void the policy and refund the Policy Account Value (or the Premium Payments made to that point where required by state law).

WHAT IS AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY?
     The Policy is an individual flexible premium deferred variable annuity. It is designed for tax-deferred retirement investing by individuals. The Policy is available for both qualified and non-qualified retirement plans. As a deferred annuity it has two time periods, the Accumulation Period and the time period after the Maturity Date. During the Accumulation Period earnings accumulate on a tax-deferred basis and are taxed as income when withdrawn. During the time period after the Maturity Date and during the lifetime of the Annuitant, you receive payments under the Annuity Payment Option selected.

     Your Policy is "variable" because the Policy Account Value is not guaranteed. The Policy Account Value will vary with your investment experience. The Policy Account Value on the Maturity Date along with the payment option chosen will be used to determine the amount of your annuity payments.

HOW WILL MY POLICY ACCOUNT VALUE BE DETERMINED?
     Your Premium Payments are invested in one or more of the Sub-accounts of the Variable Account or allocated to the Fixed Account, as you instruct us. Your Policy Account Value is the sum of the values of your interests in the Sub-accounts of the Variable Account, plus the value in the Fixed Account. Your Policy Account Value will depend on the investment performance of the Sub-accounts, and the amount of interest we credit to the Fixed Account, as well as the Net Premium Payments, partial withdrawals, and charges assessed. Each Sub-account will invest in a single investment portfolio of a mutual fund. These Portfolios offer a wide range of investment options from conservative to aggressive and from Government Bond to international. You bear the entire investment risk on your Variable Account Value. The investment strategies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios.

                             ALLOCATOR 2000 ANNUITY

WHAT ANNUITY PAYMENT OPTIONS DOES THE CONTRACT OFFER?
     You have the right to elect or change any of the Annuity Payment Options listed below, any time before the Maturity Date, or elect to receive a lump sum:

     INTEREST FOR LIFE. We will pay interest on the amount retained for the lifetime of the Annuitant. At the Annuitant's death, we will pay the principal amount to the Beneficiary or as otherwise agreed.

     INTEREST FOR A FIXED PERIOD. We will pay interest on the retained amount for a fixed period of not more than 30 years. At the end of the period we will pay the principal amount to you or as otherwise agreed.

     PAYMENTS FOR A FIXED PERIOD. We will pay the amount retained, with interest, in equal monthly payments for a period of not more than 30 years. The amount of each payment will be based on a payment schedule set forth in the Policy.

     PAYMENTS OF A FIXED AMOUNT. We will pay the amount retained, with interest, in equal payments, until the amount retained has been paid in full. The total payments in any year must be at least 5% of the amount retained.


     LIFE INCOME. We will pay the amount retained in monthly installments, adjusted to reflect the crediting of interest as set forth in the Policy, for the guaranteed period elected and continuing during the lifetime of a person you designate. You may elect to have no guaranteed period or a guaranteed period of 5, 10, or 25 years, or the period in which the total payments would equal the amount retained (an installment refund). If no guaranteed period is elected, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, and so on.


     You may select the date to annuitize the Policy. A Maturity Date may be the first day of any calender month. However, you must begin to take payments by the first full calendar month after the Annuitant's 90th birthday. If you fail to give us a Maturity Date, we will assume a Maturity Date of the first day of the calendar month of the Annuitant's 90th birthday.

WHAT ARE MY CHARGES AND DEDUCTIONS UNDER THE POLICY?
     ANNUAL POLICY FEE. On each Policy Anniversary, we will deduct an annual Policy Fee of $42.00 which partially compensates us for the costs of maintaining the Policy. This charge is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed. (See the section on Annual Policy Fee.)

     ANLIC will deduct a daily Administrative Expense Charge from the value of the net assets of the Variable Account. This charge will not exceed 0.10% annually. No Administrative Expense Charge is deducted from the amount in the Fixed Account. (See the section on Administrative Expense Charge.)

     MORTALITY AND EXPENSE RISK CHARGE. ANLIC will deduct a daily Mortality and Expense Risk Charge from the value of the net assets of the Variable Account. For the first 15 years of your Policy, this charge is at the rate of 1.25% annually. Beginning in the 16th Policy year, this charge is reduced by 0.05% annually until it reaches 0.50% annually in Policy year 30; the rate remains level thereafter. No Mortality and Expense Risk Charge will be deducted from the amount in the Fixed Account.

     SURRENDER CHARGE. The Surrender Charges will vary depending upon the number of Policy Anniversaries that have passed since the Receipt of Premium Payments. (See the section on Surrender Charge.)

       POLICY ANNIVERSARIES SINCE RECEIPT           SURRENDER CHARGE
               OF PREMIUM PAYMENT                         RATE
       ----------------------------------           ----------------
                       0                                    8%
                       1                                    8%
                       2                                    8%
                       3                                    6%
                       4                                    4%
                   5 or more                              None

                             ALLOCATOR 2000 ANNUITY

     PREMIUM TAXES. We will deduct a charge for premium taxes, if any, when incurred. Depending on state and local law, premium taxes can be incurred when a Premium Payment is accepted, when Policy Account Value is withdrawn or surrendered or when annuity payments start.

     INVESTMENT ADVISORY FEE. Policy Owners who choose to allocate Net Premiums to one or more of the Sub-accounts will also bear a pro rata share of the Investment advisory fee paid by each of the investment portfolios in which the various Sub-accounts invest. No such fees are assessed against amounts in the Fixed Account. (See the section on Fund Expenses.)

HOW DOES THE INVESTMENT COMPONENT OF MY ALLOCATOR 2000 POLICY WORK?

     ANLIC has established the Variable Account, which is separate from all other assets of ANLIC, as a vehicle to receive and invest premiums received from Allocator 2000. The Variable Account is divided into separate Sub-accounts. Each Sub-account invests exclusively in shares of one of the investment portfolios available through Allocator 2000. In the initial application Each Policy Owner may allocate Net Premiums to one or more Investment Options. These allocations may be changed, without charge, by notifying ANLIC's Service Office. The aggregate value of your interests in the Sub-accounts and the Fixed Account will represent the Policy Account Value of your Allocator 2000 Policy. (See the section on Policy Account Value.)


WHAT INVESTMENT OPTIONS ARE AVAILABLE THROUGH THE ALLOCATOR 2000 POLICY?

     The Investment Options available through Allocator 2000 include 25 investment portfolios, each of which is a separate series of a mutual fund from:
The Alger American Fund; Calvert Variable Series, Inc.; Deutsche Asset Management VIT Funds; Variable Insurance Products Fund and Variable Insurance Products Fund II, both of which are Fidelity Portfolios; Franklin Templeton Variable Insurance Products Trust; Neuberger Berman Advisers Management Trust; Oppenheimer Variable Account Funds; and Van Eck Worldwide Insurance Trust. These Portfolios are:


Alger American Growth Portfolio
Alger American MidCap Growth Portfolio
Alger American Small Capitalization Portfolio
Calvert Social Money Market Portfolio
Calvert Social Small Cap Growth Portfolio
Calvert Social Mid Cap Growth Portfolio
Calvert Social International Equity Portfolio
Calvert Social Balanced Portfolio

Deutsche VIT Equity 500 Index Fund


Deutsche VIT Small Cap Index Fund


Deutsche VIT EAFE Equity Index Fund

Fidelity VIP Equity-Income: Service Class 2
Fidelity VIP High Income: Service Class 2
Fidelity VIP II Contrafund: Service Class 2
Templeton Asset Strategy Fund -- Class 2
Templeton International Securities Fund -- Class 2
Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio Neuberger Berman Advisers Management Trust Growth Portfolio
Neuberger Berman Advisers Management Trust Partners Portfolio
Oppenheimer Aggressive Growth Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street Growth & Income Fund/VA
Oppenheimer High Income Fund/VA

Oppenheimer Strategic Bond Fund/VA

Van Eck Worldwide Hard Assets Fund

     Details about the investment objectives and policies of each of the available investment Portfolios, including management fees and expenses, are found in The Portfolios section of this prospectus. You may also elect to allocate Net Premium Payments to ANLIC's Fixed Account.

                             ALLOCATOR 2000 ANNUITY

ARE THERE ANY RISKS INVOLVED IN OWNING AN ALLOCATOR 2000 POLICY?
     Yes. Over the life of your Allocator 2000 Policy, the Sub-accounts to which you allocate your premiums will fluctuate with changes in the stock market and overall economic factors. These fluctuations will be reflected in the Variable Account Value of your Allocator 2000 Policy and may result in loss of principal. For this reason, the purchase of an Allocator 2000 Policy may not be suitable for all individuals. It may not be advantageous to purchase an Allocator 2000 Policy for retirement or other long-term capital accumulation purposes.

WHAT IS THE DEATH BENEFIT UNDER THE POLICY ?

     The Policy provides a Death Benefit if you (Owner) or a Joint Owner dies before the Maturity Date while the Policy is in force. The Death Benefit is guaranteed not to be less than the greater of the Policy Account Value or the cumulative premium payments you have made less the cumulative withdrawals you have taken. In addition, for Owners up to Issue Age 75 we guarantee that the Death Benefit will not be less than the Minimum Guaranteed Death Benefit which is described later in this prospectus. (See the section on Death Benefit.)


WHO CAN I CONTACT FOR MORE INFORMATION CONCERNING THE ALLOCATOR 2000 ANNUITY?
     You can contact your Registered Representative or you can write to us at our Administrative Office, Acacia National Life Insurance Company, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501. ANLIC's telephone number is 888-837-6791 and its website address is www.acaciagroup.com.

                          SUMMARY OF FEES AND CHARGES

     The following information summarizes the fees and charges payable by the Owner of a Policy:

     Owner transaction expenses:

   Surrender Charge -- on premiums paid only      Maximum 8.00%
                      YEAR                              %
                      ----                              -
                       1                                 8%
                       2                                 8%
                       3                                 8%
                       4                                 6%
                       5                                 4%
                       6                                 0%
                  Transfer fee                       $ 0.00
               Annual Policy Fee                     $42.00

     Variable Account annual expenses (as a percentage of average Variable Account Value)

Maximum Mortality and Expense Risk Charge              1.25%
Administrative Expense Charge                          0.10%
Total Variable Account Annual Expenses:                1.35%

                             ALLOCATOR 2000 ANNUITY

                           PORTFOLIO ANNUAL EXPENSES
          (EXPRESSED AS A PERCENTAGE OF NET ASSETS OF EACH PORTFOLIO)


                                                                                                        TOTAL
                                                                                                     (Reflecting
                               INVESTMENT                                            WAIVERS       WAIVERS AND/OR
                               ADVISORY &    12B-1        OTHER                       AND/OR       REIMBURSEMENTS,
          PORTFOLIO            MANAGEMENT   EXPENSE      EXPENSES      TOTAL      REIMBURSEMENTS       IF ANY)
          ---------            ----------   -------      --------      -----      --------------   ---------------
ALGER AMERICAN(1)
Alger American Growth            0.75%          --        0.04%        0.79%             --             0.79%
Alger American MidCap Growth     0.80%          --        0.05%        0.85%             --             0.85%
Alger American Small
  Capitalization                 0.85%          --        0.05%        0.90%             --             0.90%
CALVERT SOCIAL(2)
Calvert Social Money Market      0.50%          --        0.17%(3)     0.67%             --             0.67%
Calvert Social Small Cap
  Growth                         1.00%          --        0.58%(3)     1.58%             --             1.58%
Calvert Social Mid Cap Growth    0.90%          --        0.21%(3)     1.11%             --             1.11%
Calvert Social International
  Equity                         1.10%          --        0.50%(3)     1.60%(4)          --             1.60%
Calvert Social Balanced          0.70%          --        0.19%(3)     0.89%             --             0.89%
DEUTSCHE VIT(5)
Deutsche VIT Equity 500 Index    0.20%          --        0.23%        0.43%          0.13%             0.30%
Deutsche VIT Small Cap Index     0.35%          --        0.83%        1.18%          0.73%             0.45%
Deutsche VIT EAFE Equity
  Index                          0.45%          --        0.69%        1.15%          0.50%             0.65%
FIDELITY PORTFOLIOS(6)
VIP Equity-Income: Service
  Class 2                        0.48%       0.25%        0.10%        0.83%             --             0.83%(7)
VIP High Income: Service
  Class 2                        0.58%       0.25%        0.12%        0.95%             --             0.95%
VIP II Contrafund: Service
  Class 2                        0.58%       0.25%        0.12%        0.95%             --             0.95%(7)
FTVIP(8)
Templeton Asset Strategy
  Fund(9) -- Class 2             0.60%       0.25%(10)    0.18%        1.03%             --             1.03%
Templeton International
  Securities
  Fund(11) -- Class 2            0.69%       0.25%(10)    0.19%        1.13%             --             1.13%
NEUBERGER BERMAN AMT(12)
Neuberger Berman AMT
  Limited Maturity Bond          0.65%          --        0.11%        0.76%             --             0.76%
Neuberger Berman AMT Growth      0.84%          --        0.08%        0.92%             --             0.92%
Neuberger Berman AMT Partners    0.80%          --        0.07%        0.87%             --             0.87%
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS(13)
Oppenheimer Aggressive Growth
  Fund/VA                        0.66%          --        0.01%        0.67%             --             0.67%
Oppenheimer Capital
  Appreciation Fund/VA           0.68%          --        0.02%        0.70%             --             0.70%


                             ALLOCATOR 2000 ANNUITY

                                                                                                        TOTAL
                                                                                                     (Reflecting
                               INVESTMENT                                            WAIVERS       WAIVERS AND/OR
                               ADVISORY &    12B-1        OTHER                       AND/OR       REIMBURSEMENTS,
          PORTFOLIO            MANAGEMENT   EXPENSE      EXPENSES      TOTAL      REIMBURSEMENTS       IF ANY)
          ---------            ----------   -------      --------      -----      --------------   ---------------
Oppenheimer Main Street
  Growth & Income Fund/VA        0.73%          --        0.05%        0.78%             --             0.78%
Oppenheimer High Income
  Fund/VA                        0.74%          --        0.01%        0.75%             --             0.75%
Oppenheimer Strategic Bond
  Fund/VA                        0.74%          --        0.04%        0.78%             --             0.78%
VAN ECK(14)
Worldwide Hard Assets Fund       1.00%          --        0.26%        1.26%             --             1.26%


-------------------------

 (1) Fred Alger Management, Inc. is manager to the Alger American portfolios.



 (2) Calvert Asset Management Company, Inc., an affiliate of ANLIC, is investment advisor of the Calvert Social Portfolios.



 (3) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be as follows:



Calvert Social Money Market                    0.64%
Calvert Social Small Cap Growth                1.15%
Calvert Social Mid Cap Growth                  1.02%
Calvert Social International Equity            1.50%
Calvert Social Balanced                        0.86%



 (4) Total expenses have been restated to reflect expenses expected to be incurred in 2000, resulting from a change in 1999 to the administrative agreement, as approved by the shareholders.



 (5) Bankers Trust Company is the investment advisor to Deutsche VIT. For its services, the investment advisor receives a fee that is a percentage of each fund's average daily net assets. The investment advisor has entered into agreements to waive and/or reimburse operating expenses, including its fees, that exceed certain percentages of the funds' aggregate average daily net assets. Any differences in amounts are due to rounding.



 (6) Fidelity Management & Research Company is manager of VIP and VIP II (Fidelity Portfolios). Service Class 2 expenses are based on estimated expenses for the first year.



 (7) A portion of the brokerage commissions certain portfolios pay was used to reduce portfolio expenses. In addition, through arrangements with the portfolios' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolios's expenses. After these reductions, the total operating expenses presented in the table for these portfolios would have been as follows:



VIP Equity Income: Service Class 2             0.82%
VIP II Contrafund: Service Class 2             0.92%



 (8) Templeton Investment Counsel, Inc. is investment adviser to the FTVIP funds.



 (9) (Previously the Templeton Asset Allocation Fund) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.60%, Distribution and Service Fees 0.25% Other Expenses 0.14%, and Total Fund Operating Expenses 0.99%.



(10) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus. While the maximum amount payable under the fund's 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of FTVIP has set the current rate at 0.25% per year.


                             ALLOCATOR 2000 ANNUITY

(11) (Previously the Templeton International Fund) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25% Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.



(12) Neuberger Berman Management Inc. ("NBMI") provides investment management services to each Neuberger Berman AMT portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the portfolio. NBMI provides administrative services to each portfolio that include furnishing similar facilities and personnel to the portfolio. With the portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its administration agreement with the portfolio to third parties. Each portfolio bears all expenses of its operations other than those borne by NBMI as administrator of the portfolio and as distributor of its shares. Each portfolio bears all expenses of its operations other than those borne by NBMI as investment manager of the series. These expenses include, but are not limited to, for the portfolios and the series, legal and accounting fees and compensation for trustees who are not affiliated with NBMI; for the portfolios, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the series, custodial fees for securities. Any expenses which are not directly attributable to a specific series are allocated on the basis of the net assets of the respective series.



(13) OppenheimerFunds, Inc. serves as manager to the Oppenheimer portfolios.



(14) Van Eck Associates Corporation serves as investment adviser to the Van Eck Worldwide Hard Assets Fund.


                             ALLOCATOR 2000 ANNUITY

     The purpose of the following tables is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The tables reflect charges and expenses of the Variable Account and charges and expenses of the Portfolios for the year ended December 31, 1999; the Portfolios' charges and expenses for future years may be higher or lower. For more information on the charges summarized in these tables, see "Charges and Deductions," and the prospectuses for the Funds. In addition, premium taxes may be applicable.



     EXAMPLE. If you surrender or annuitize your Policy at the end of the applicable time period, you would pay the following expenses on a hypothetical $1,000 allocation to each Portfolio, assuming a 5% annual return on assets. The example reflects expenses of Separate Account II and the Portfolio, but does not reflect premium taxes which may apply.


                                                                1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                                                ------    -------    -------     --------
ALGER AMERICAN
Alger American Growth                                            $ 97      $149        $161        $259
Alger American Small Cap                                         $ 98      $151        $164        $265
Alger American MidCap Growth                                     $ 98      $152        $167        $270
CALVERT SOCIAL
Calvert Social Money Market                                      $ 96      $145        $154        $243
Calvert Social Small Cap                                         $100      $159        $179        $295
Calvert Social Mid Cap                                           $ 99      $155        $173        $282
Calvert Social International Equity                              $104      $169        $196        $329
Calvert Social Balanced                                          $ 98      $151        $165        $266
DEUTSCHE VIT
Deutsche Equity 500 Index                                        $ 92      $135        $136        $208
Deutsche Small Cap Index                                         $ 94      $139        $144        $224
Deutsche EAFE Equity Index                                       $ 96      $145        $154        $244
FIDELITY PORTFOLIOS
VIP Equity-Income: Service Class 2                               $ 97      $150        $163        $263
VIP High Income: Service Class 2                                 $ 99      $153        $169        $275
VIP II Contrafund: Service Class 2                               $ 99      $153        $169        $275
FTVIP
Templeton Asset Strategy Fund -- Class 2                         $ 99      $156        $173        $283
Templeton International Securities Fund -- Class 2               $100      $158        $178        $293
NEUBERGER BERMAN AMT
Neuberger Berman Limited Maturity Bond                           $ 97      $148        $160        $256
Neuberger Berman Growth                                          $ 98      $153        $168        $272
Neuberger Berman Partners                                        $ 98      $151        $165        $267
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer High Income Fund/VA                                  $ 97      $148        $159        $255
Oppenheimer Strategic Bond Fund/Va                               $ 97      $149        $161        $258
Oppenheimer Aggressive Growth Fund/VA                            $ 96      $146        $155        $247
Oppenheimer Capital Appreciation Fund/VA                         $ 96      $146        $157        $250
Oppenheimer Main Street Growth & Income Fund/V                   $ 97      $149        $161        $258
VAN ECK
Worldwide Hard Assets Fund                                       $101      $162        $184        $306

                             ALLOCATOR 2000 ANNUITY

     EXAMPLE. If you do not surrender or annuitize your Policy, you would pay the following expenses on a hypothetical $1,000 allocation to each Portfolio, assuming a 5% annual return on assets. The example reflects expenses of Separate Account II and the Portfolio, but does not reflect premium taxes which may apply.



                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
ALGER AMERICAN
Alger American Growth                                            $23        $71       $121        $259
Alger American Small-Cap                                         $24        $73       $124        $265
Alger American MidCap Growth                                     $24        $74       $127        $270
CALVERT SOCIAL
Calvert Social                                                   $22        $66       $114        $243
Calvert Social Small Cap                                         $27        $82       $139        $295
Calvert Social Mid Cap                                           $25        $78       $133        $282
Calvert Social International Equity                              $30        $92       $157        $329
Calvert Social Balanced                                          $24        $73       $125        $266
DEUTSCHE VIT
Deutsche Equity 500 Index                                        $18        $56       $ 96        $208
Deutsche Small Cap Index                                         $20        $61       $104        $224
Deutsche EAFE Equity Index                                       $22        $67       $114        $244
FIDELITY PORTFOLIOS
VIP Equity-Income: Service Class 2                               $23        $72       $123        $263
VIP High Income: Service Class 2                                 $25        $76       $129        $275
VIP II Contrafund: Service Class 2                               $25        $76       $129        $275
FTVIP
Templeton Asset Strategy Fund -- Class 2                         $25        $78       $133        $283
Templeton International Securities Fund -- Class 2               $26        $81       $138        $293
NEUBERGER BERMAN AMT
Neuberger Berman Limited Maturity Bond                           $23        $70       $120        $256
Neuberger Berman Growth                                          $24        $75       $128        $272
Neuberger Berman Partners                                        $24        $73       $125        $267
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer High Income Fund/VA                                  $23        $70       $119        $255
Oppenheimer Strategic Bond Fund/VA                               $23        $71       $121        $258
Oppenheimer Aggressive Growth Fund/VA                            $22        $67       $115        $247
Oppenheimer Capital Appreciation Fund/VA                         $22        $68       $117        $250
Oppenheimer Main Street Growth & Income Fund/VA                  $23        $71       $121        $258
VAN ECK
Worldwide Hard Assets Fund                                       $28        $85       $145        $306



     The examples assume an average $25,000 annuity investment. These examples should not be considered a representation of past or future expenses, performance or return. Actual expenses and/or returns may be greater or less than those shown. Please refer to the Funds' prospectuses for more information.


                             ALLOCATOR 2000 ANNUITY

                        CONDENSED FINANCIAL INFORMATION

     The Accumulation Unit Value as of the start date for each Sub-Account (when the Sub-account was first available for Policies offered by this prospectus) and the Accumulation Unit Values and the number of accumulation units outstanding on December 31, 1999, 1998, and 1997 are as follows (Units are shown in thousands.):


                                                     ACCUMULATION    ACCUMULATION     NUMBER OF
                                                      UNIT VALUE      UNIT VALUE     ACCUMULATION
                                                        AS OF           AS OF        UNITS AS OF
                    SUBACCOUNT                       START DATE*     DECEMBER 31     DECEMBER 31     YEAR
                    ----------                       ------------    ------------    ------------    ----
Alger American Growth Portfolio                                         26.92           414,435      1999
                                                                        20.31           215,879      1998
                                                                        13.71           132,282      1997
                                                        10.00           10.91            26,933      1996
Alger American MidCap Growth Portfolio                                  21.10           171,169      1999
                                                                        16.14           102,971      1998
                                                                        12.39            64,878      1997
                                                        10.00           10.77            12,949      1996
Alger American Small Capitalization Portfolio                           18.85           338,805      1999
                                                                        13.26           243,767      1998
                                                                        11.48           132,551      1997
                                                        10.00           10.30            27,028      1996
Calvert Social Money Market Portfolio                                    1.17         3,623,527      1999
                                                                         1.12         1,704,121      1998
                                                                         1.07         1,140,175      1997
                                                         1.00            1.02           137,527      1996
Calvert Social Small Cap Growth Portfolio                               10.84            70,302      1999
                                                                         9.16            39,943      1998
                                                                         9.76            31,049      1997
                                                        10.00           10.84             5,157      1996
Calvert Social Mid Cap Growth Portfolio                                 17.13            79,336      1999
                                                                        16.15            59,588      1998
                                                        10.00           12.44             7,302      1997
Calvert Social International Equity Portfolio                           17.19           126,303      1999
                                                                        13.06            63,614      1998
                                                        10.00           11.02             7,669      1997
Calvert Social Balanced Portfolio                                       16.85           125,510      1999
                                                                         5.15            71,077      1998
                                                                        13.03            39,756      1997
                                                        10.00           10.85               646      1996
Deutsche VIT Equity 500 Index Fund                         --              --                --      1999
Deutsche VIT Small Cap Index Fund                          --              --                --      1999
Deutsche VIT EAFE(R)Equity Index Fund                      --              --                --      1999
Fidelity VIP Equity-Income: Service Class 2                --              --                --      1999
Fidelity VIP High Income: Service Class 2                  --              --                --      1999
Fidelity VIP II Contrafund(R): Service Class 2             --              --                --      1999
Templeton Asset Strategy Fund -- Class 2                   --              --                --      1999
Templeton International Securities Fund -- Class 2         --              --                --      1999


                             ALLOCATOR 2000 ANNUITY

                                                     ACCUMULATION    ACCUMULATION     NUMBER OF
                                                      UNIT VALUE      UNIT VALUE     ACCUMULATION
                                                        AS OF           AS OF        UNITS AS OF
                    SUBACCOUNT                       START DATE*     DECEMBER 31     DECEMBER 31     YEAR
                    ----------                       ------------    ------------    ------------    ----
Neuberger Berman Advisers Management                                    11.56           622,801      1999
  Trust Limited Maturity Bond Portfolio                                 11.49           447,966      1998
                                                                        11.01           240,629      1997
                                                        10.00           10.32            33,612      1996
Neuberger Berman Advisers Management                                    24.35           183,748      1999
  Trust Growth Portfolio                                                16.33           169,192      1998
                                                                        14.13           100,057      1997
                                                        10.00           10.96            24,534      1996
Neuberger Berman Advisers Management Trust Partners
  Portfolio                                                --              --                --      1999
Oppenheimer Aggressive Growth Fund/VA                                   25.64           167,349      1999
                                                                        14.08           142,725      1998
                                                        10.00           12.53            60,337      1997
Oppenheimer Capital Appreciation Fund/VA                                21.07           358,965      1999
                                                                        15.00           264,865      1998
                                                        10.00           12.10           120,465      1997
Oppenheimer Main Street Growth & Income Fund/VA                         16.22           261,678      1999
                                                                        13.44           171,939      1998
                                                        10.00           12.84            38,357      1997
Oppenheimer High Income Fund/VA                                         11.53           189,447      1999
                                                                        11.15           121,519      1998
                                                        10.00           11.12            46,452      1997
Oppenheimer Strategic Bond Fund/VA                                      11.29           110,661      1999
                                                                        11.08            57,232      1998
                                                        10.00           10.77             6,641      1997
Van Eck Worldwide Hard Assets Fund                                       8.56           165,933      1999
                                                                         7.14           133,906      1998
                                                                        10.34            53,425      1997
                                                        10.00           10.52            10,740      1996


---------------

* Date of commencement of operations of the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, the Alger American Small Capitalization Portfolio, the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, the Calvert Social Balanced Portfolio, the Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio, the Neuberger Berman Advisers Management Trust Growth Portfolio, and the Van Eck Worldwide Hard Assets Fund is 8/26/96. Date of commencement of operations of the Calvert Social Mid Cap Growth Portfolio, the Calvert Social International Equity Portfolio, the Oppenheimer Aggressive Growth Fund, the Oppenheimer Growth Fund, the Oppenheimer Main Street Growth & Income Fund, the Oppenheimer High Income Fund, and the Oppenheimer Strategic Bond Fund is 5/1/97. The start date for Deutsche VIT Equity 500 Index Fund, Deutsche VIT Small Cap Index Fund, Deutsche VIT EAFE Equity Index Fund, Fidelity VIP Equity-Income: Service Class 2, Fidelity VIP High Income: Service Class 2, Fidelity VIP II Contrafund: Service Class 2, Neuberger Berman Advisers Management Trust Partners Portfolio, Templeton Asset Strategy
  Fund -- Class 2, and Templeton International Securities Fund -- Class 2 is 5/1/2000.


                             ALLOCATOR 2000 ANNUITY

                         ANLIC AND THE VARIABLE ACCOUNT

ACACIA NATIONAL LIFE INSURANCE COMPANY
     Acacia National Life Insurance Company ("ANLIC") is a stock life insurance company organized in the Commonwealth of Virginia. ANLIC was incorporated on December 9, 1974. ANLIC is principally engaged in offering life insurance policies and annuity contracts. ANLIC is admitted to do business in 46 states and the District of Columbia.

     ANLIC is a wholly owned subsidiary of Acacia Life Insurance Company ("Acacia"), a District of Columbia stock company. Acacia is wholly owned by Ameritas Holding Company, a subsidiary of Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company. The Administrative Offices of both ANLIC and Acacia are at 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501. ANLIC's telephone number is 888-837-6791 and its website address is www.acaciagroup.com.


     Acacia also owns all of the outstanding stock of the Acacia Financial Corporation, a holding company, which owns all of the stock of The Advisors Group, Inc. and the Calvert Group, Ltd. ("Calvert"), which in turn owns Calvert Asset Management Company, Inc., the investment adviser of Calvert Variable Series, Inc., a series of Funds available under the Policies. The Advisors Group, Inc. is the principal underwriter for the Policies described in this Prospectus. The Advisors Group, Inc. sells shares of other mutual funds and other securities, and may also sell variable annuity or variable life policies of other issuers.



     On January 1, 1999, Ameritas Mutual Insurance Holding Company, a Nebraska mutual insurance holding company and Acacia Mutual Holding Corporation, a District of Columbia mutual holding corporation merged and became Ameritas Acacia Mutual Holding Company ("Ameritas Acacia") a Nebraska mutual insurance holding company. Both Ameritas Acacia and Ameritas Holding Company, an intermediate holding company, are organized under the Nebraska Mutual Insurance Holding Company Act. Ameritas Acacia and its subsidiaries had total statutory assets at December 31, 1999 of over $6.3 billion and Acacia and its subsidiaries had total assets as of December 31, 1999 of $1.7 billion.


THE VARIABLE ACCOUNT

     Acacia National Variable Annuity Separate Account II (the "Variable Account") was established by ANLIC as a separate account on November 30, 1995. The Variable Account will receive and invest the Net Premium Payments paid under this Policy.


     Although the assets of the Variable Account are the property of ANLIC, the Code of Virginia under which the Variable Account was established provides that the assets in the Variable Account attributable to the Policies are generally not chargeable with liabilities arising out of any other business which ANLIC may conduct.

     The Variable Account is currently divided into 25 Sub-accounts. Each Sub-account invests exclusively in shares of a single Portfolio of a registered, open end investment management company (a "Fund" or the "Funds" collectively). Income and both realized and unrealized gains or losses from the assets of each Sub-account of the Variable Account are credited to or charged against that Sub-account without regard to income, gains or losses from any other Sub-account of the Variable Account or arising out of any other business ANLIC may conduct. Each Sub-account reinvests all dividends and income and capital gain distributions declared by the Portfolio.

     The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or ANLIC by the SEC.

                                 THE PORTFOLIOS

     The investment objectives of each of the Portfolios are summarized below. There is no assurance that any Portfolio will achieve its stated objective. More detailed information about the Portfolios, including a description of the risks, may be found in the prospectus for each of the Portfolios which must accompany or precede this prospectus. In addition, the Variable Account purchases shares of each Portfolio subject to

                             ALLOCATOR 2000 ANNUITY
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

the terms of the participation agreements between ANLIC and the Funds. Copies of those agreements have been filed as exhibits to the registration statement for the Variable Account. Each of the Funds has or may have additional portfolios that are not available to the Variable Account.

THE ALGER AMERICAN FUND
     The Variable Account has three Sub-accounts that invest exclusively in shares of the Alger American Fund. The LargeCap Growth Sub-account, the MidCap Growth Sub-account and the SmallCap Growth Sub-account invest in the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, and the Alger American Small Capitalization Portfolio, respectively, of the Alger American Fund.

     The Alger American Growth Portfolio seeks to provide long-term capital appreciation. It invests in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights, primarily of companies with total market capitalization of $1 billion or greater.


     The Alger American MidCap Growth Portfolio seeks to provide long-term capital appreciation. It invests in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities, of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S & P MidCap 400 index.


     The Alger American Small Capitalization Portfolio seeks to provide long-term capital appreciation. It invests in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive period, the Portfolio invests at least 65% of its total assets in equity securities, of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index.

     Fred Alger Management, Inc. serves as investment manager to the Alger American Fund.

CALVERT VARIABLE SERIES, INC.

     The Variable Account has five Sub-accounts that invest exclusively in shares of Calvert Variable Series, Inc.. The Social Money Market, Social Strategic Growth, Social Managed Growth, Social Global and Social Balanced Sub-accounts of the Variable Account invest in shares of the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, the Calvert Social Mid Cap Growth Portfolio, the Calvert Social International Equity Portfolio, and the Calvert Social Balanced Portfolio, respectively, of Calvert Variable Series, Inc. Calvert Variable Series, Inc. is one of eight registered investment companies in the Calvert Group, Ltd. Funds ("Calvert"). Calvert is a second tier wholly-owned subsidiary of Acacia Life. Calvert is the sponsor of the Fund.


     These Portfolios seek to achieve competitive returns while encouraging responsible corporate conduct. The Portfolios look for enterprises that make a significant contribution to society through their products and the way they do business. Each proposed portfolio investment that is deemed financially viable is then screened according to the stated social criteria of the particular Portfolio. Investments must, in the judgment of the investment adviser, be consistent with these criteria. It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment portfolios. (See the individual Portfolio Prospectuses for a complete description of each social screen).

     The Calvert Social Money Market Portfolio ("CS Money Market") seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, by investing in money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, selected in accordance with the Portfolios' investment and social criteria. CS Money Market attempts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will maintain a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the United States government.

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

     Calvert Social Small Cap Growth ("CS Small Cap") seeks, with a concern for social impact to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States. In seeking capital appreciation, the Portfolio invests primarily in equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that in the advisor's opinion, have strong earnings potential relative to the U.S. market as a whole.

     CS Small Cap may invest up to 35% of its assets in debt securities, excluding money market instruments. These debt securities may consist of investment-grade obligations and junk bonds. (See "The Portfolios Risks Attendant to Investments in Junk Bonds.")

     Calvert Social Mid Cap Growth ("CS Mid Cap") seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth.

     CS Mid Cap may also invest in debt securities and may invest up to 5% of its assets in non-investment grade securities (See "The Portfolios -- Risks Attendant to Investments in Junk Bonds.") and up to 25% of its assets in foreign securities. (See "The Portfolios -- Risks Attendant to Investments in Foreign Securities.").

     Calvert Social International Equity Portfolio ("CS International") seeks to provide a high return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. The Portfolio seeks total return through a globally diversified investment portfolio.

     Under normal circumstances, CS International will invest at least 65% of its assets in the securities of issuers in no less than three countries, other than the United States (See "The Portfolios -- Risks Attendant to Investments in Foreign Securities.") As an operating policy, the portfolio will limit its investment in securities of U.S. issuers to 5% of its net assets. CS International may also purchase unrated debt securities and may invest up to 5% of its assets in non-investment grade bonds. (See "The Portfolios Risks Attendant to Investments in Junk Bonds.")

     Calvert Social Balanced Portfolio ("CS Balanced") seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment.

     CS Balanced may invest up to 20% of its assets in non-investment grade debt obligations ("junk bonds"). (See "The Portfolios -- Risks Attendant to Investments in Junk Bonds.")

     Calvert Asset Management Company, Inc. ("CAM") is the investment adviser to all the Portfolios of Calvert Variable Series, Inc. CAM is a wholly owned subsidiary of Calvert which is in turn a second tier wholly owned subsidiary of Acacia Life. Pursuant to its investment advisory agreement, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall business affairs of each Portfolio. Calvert Administrative Services, an affiliate of CAM, provides administrative services to each Portfolio and is paid a fee by CAM of a percentage of net assets per year.


     On behalf of CS International, CAM has entered into a subadvisory agreement with Murray Johnstone International, Ltd. ("Murray Johnstone") of Glasgow, Scotland, which has its principal U.S. office in Chicago, Illinois, and is a wholly-owned subsidiary of United Asset Management Company. Murray Johnstone manages the investment and reinvestment of assets of CS International, although CAM may manage part of CS International's cash reserves required for liquidity purposes.


     On behalf of CS Balanced, CAM has entered into a subadvisory agreement with United States Trust Company of Boston, a Massachusetts chartered commercial bank with full trust powers. On behalf of CS Small Cap, CAM has entered into a subadvisory agreement with Awad & Associates of New York. The subadvisers manage the investment and reinvestment of the assets of the Portfolio, although CAM may screen potential investments for compatibility with the Portfolio's social criteria. CAM continuously monitors and evaluates the performance of the subadvisers.

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


DEUTSCHE ASSET MANAGEMENT VIT FUNDS


     The Variable Account has three Sub-accounts that invest exclusively in shares of Portfolios of Deutsche Asset Management VIT Funds. The Equity 500 Index Sub-account, Small Cap Index Sub-account, and EAFE Equity Index Sub-account invest in shares of the Equity 500 Index Fund, Small Cap Index Fund, and EAFE Equity Index Fund, respectively, of Deutsche.


     The Equity 500 Index Fund seeks to match, before expenses, the risk and return characteristics of the Standard and Poor's 500 Composite Stock Price ("S&P 500 Index"). The Fund will invest primarily in common stocks of companies that comprise the S&P 500 Index, which emphasizes stocks of large U.S. companies. The Fund may also use stock index futures and options.

     The Small Cap Index Fund seeks to match, before expenses, the risk and return characteristics of the Russell 2000 Small Stock Index ("Russell 2000 Index"). The Fund will invest primarily in common stocks of companies that comprise the Russell 2000 Index, which emphasizes stocks of small U.S. companies. The Fund may also use stock index futures and options.

     The EAFE Equity Index Fund seeks to match, before expenses, the risk and return characteristics of the Morgan Stanley Capital International EAFE Index ("EAFE Index"). The Fund will invest primarily in common stocks of companies that comprise the EAFE Index, which emphasizes stocks of companies in major markets in Europe, Australia and the Far East. The Fund may also use stock index futures and options.


     Bankers Trust Company serves as investment adviser to the Deutsche Asset Management VIT Funds.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
     The Variable Account has two Sub-accounts that invest exclusively in shares of Portfolios of the Variable Insurance Products Fund ("VIP") and one Sub-Account that invests exclusively in shares of a Portfolio of the Variable Insurance Products Fund II ("VIP II"). Equity-Income: Service Class 2 ("Equity-Income") and High Income: Service Class 2 ("High-Income") invest in shares of the VIP Equity-Income: Service Class 2 and VIP High Income: Service Class 2 Portfolios, respectively. Contrafund: Service Class 2 ("Contrafund") invests in shares of the VIP 2 Contrafund: Service Class 2 Portfolio of VIP II.


     Equity-Income seeks reasonable income. Will also consider the potential for capital appreciation. Seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 by investing at least 65% in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.



     High Income seeks a high level of current income while also considering growth of capital by investing at least 65% in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower quality debt securities.


     Contrafund seeks long-term capital appreciation by investing primarily in common stocks and investing in securities of companies whose value it believes is not fully recognized by the public.

     Fidelity Management & Research Company serves as investment adviser to VIP and VIP II.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     The Variable Account has three Sub-Accounts that invest exclusively in shares of Portfolios of the Neuberger Berman Advisers Management Trust ("AMT"). The Limited Maturity Bond, Growth, and Partners Sub-accounts of the Variable Account invest in shares of the Limited Maturity Bond Portfolio, Growth Portfolio, and Partners Portfolio, respectively, of AMT.



     The Neuberger Berman Limited Maturity Bond Portfolio seeks to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Neuberger Berman Limited Maturity Bond invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends.


                             ALLOCATOR 2000 ANNUITY

     The Neuberger Berman Limited Maturity Bond Portfolio invests in a diversified portfolio of short-to-intermediate-term U.S. Government and Agency securities and debt securities issued by financial institutions, corporations, and others, of at least investment grade. These securities include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments. The Neuberger Berman Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal securities when the portfolio manager believes such securities may outperform other available issues. The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts, and may engage in lending portfolio securities. The Portfolio's dollar-weighted average portfolio maturity may range up to five years.

     The Neuberger Berman Growth Portfolio seeks capital appreciation, without regard to income. The Neuberger Berman Growth Portfolio invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market. The Portfolios' aggressive growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective. While the Portfolio uses the AMT value-oriented investment approach, when the portfolio manager believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings). In addition, the Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments into many companies and industries.

     The Neuberger Berman Partners Portfolio seeks capital growth. Principal series investments are common stocks of mid- to large-cap companies.


     The investment adviser for the Limited Maturity Bond, Growth and Partners Portfolios of AMT is Neuberger Berman Management Inc. ("NBMI"). NBMI retains Neuberger Berman, L.P., without cost to AMT, as subadviser to furnish it with investment recommendations and research information. NBMI provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. NBMI provides administrative services to each Portfolio that include furnishing similar facilities and personnel for the Portfolio. With the Portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.


OPPENHEIMER VARIABLE ACCOUNT FUNDS
     The Variable Account has five Sub-accounts that invest exclusively in shares of Portfolios of the Oppenheimer Variable Account Funds (the "Oppenheimer Funds"). The Aggressive Growth, Capital Appreciation, Growth & Income, High Income, and Strategic Bond Income Sub-Accounts of the Variable Account invest in shares of the Aggressive Growth Fund/VA, Capital Appreciation Fund/VA, Main Street Growth & Income Fund/VA, High Income Fund/VA and Strategic Bond Fund/VA respectively, of the Oppenheimer Funds.

     The Oppenheimer Funds are managed by Oppenheimer Funds, Inc. ("the Manager"), which is responsible for selecting the Oppenheimer Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under investment advisory agreements for each Oppenheimer Fund which state the Manager's responsibilities.

     Oppenheimer Aggressive Growth Fund/VA ("Aggressive Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets.

                             ALLOCATOR 2000 ANNUITY
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

     Oppenheimer Capital Appreciation Fund/VA ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing insecurities of well-known established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies.

     Oppenheimer Main Street Growth & Income Fund/VA ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and collateralized mortgage obligations, zero coupon securities and U.S. obligations. From time to time Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

     The composition of Growth & Income Fund's Portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of Growth & Income Fund's Assets that may, at any given time, be invested in either type of investment.

     Oppenheimer High Income Fund/VA ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities (including long-term debt and preferred stock issues, including convertible securities). High Income Fund's investment policy is to assume certain risks in seeking high yield including securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher rated securities. These securities may be considered to be speculative. (See "The Portfolios -- Risks Attendant to Investments in Junk Bonds.")


     Oppenheimer Strategic Bond Fund ("Strategic Bond Fund") seeks a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. Such income is principally derived from interest on debt securities and the Fund seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (i) foreign government and corporate debt securities (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. (See "The Portfolios -- Risks Attendant to Investments in Junk Bonds.") Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     The Variable Account has two Sub-accounts that invest exclusively in shares of Portfolios of the Franklin Templeton Variable Insurance Products Trust ("FTVIP" or "Templeton Portfolios"). The Asset Strategy and International Securities Sub-accounts invest in shares of the Templeton Asset Strategy
Fund -- Class 2 and Templeton International Securities Fund -- Class 2 Portfolios, respectively, of FTVIP.

     Templeton Asset Strategy -- Class 2 has the investment objective of high total return. The fund will invest in equity securities of companies of any nation, debt securities of companies and governments of any nation, and in money market instruments.

     Templeton International Securities -- Class 2 has the investment objective of long-term capital growth. The fund will invest in the equity securities of companies located outside the U. S., including emerging markets.

     The investment adviser for the Templeton Portfolios is Templeton Investment Counsel, Inc..

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

VAN ECK WORLDWIDE INSURANCE TRUST
     The Hard Assets Sub-account of the Variable Account invests exclusively in shares of the Van Eck Worldwide Hard Assets Fund.

     Van Eck Worldwide Hard Assets Fund seeks long-term capital appreciation by investing globally, primarily in "hard asset" securities. Income is a secondary consideration. The Worldwide Hard Assets Fund will invest at least 65% of its assets in "hard asset securities," defined as securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate or commodities. The Fund may concentrate as much as 50% of its assets in any single "hard asset" sector.

     The production and marketing of hard assets may be affected by actions and changes in government. In addition, hard assets and securities of hard assets companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard assets companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard assets companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard assets companies may also experience greater price fluctuations than the relevant hard assets. In periods of rising hard assets prices, such securities may rise at a faster rate, and conversely, in times of falling hard assets prices, such securities may suffer a greater price decline. (See "The Portfolios -- Risks Attendant to Investments in Foreign Securities.")

     The investment adviser for the Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation.

RISKS ATTENDANT TO INVESTMENTS IN JUNK BONDS
     Investments in non-investment grade debt securities, commonly referred to as "junk bonds", involve special risks in addition to the risks associated with investments in higher rated debt securities. In general, non-investment grade securities are regarded as predominately speculative with respect to the capacity of the issuer to pay interest and repay principal.


     Calvert Social Balanced, Calvert Social Small Cap, Oppenheimer High Income Fund, and Oppenheimer Strategic Bond Fund each may invest in junk bonds. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with junk bonds before investing in Sub-accounts corresponding to these Portfolios.


RISKS ATTENDANT TO INVESTMENTS IN FOREIGN SECURITIES

     Investments in foreign securities involve substantial and different risks. You should consider these risks carefully. Calvert Social International, Oppenheimer Strategic Bond Fund, and Van Eck Worldwide Hard Assets Fund may each invest in foreign securities. For example there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign Companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with foreign securities before investing in Sub-accounts corresponding to these Portfolios.


RESOLVING MATERIAL CONFLICTS

     In addition to variable annuity and variable life insurance policies issued by ANLIC, the Funds are also available to registered separate accounts of insurance companies other than ANLIC. As a result, there is a possibility that a material conflict may arise between your interests and the owners of life insurance policies and variable annuities issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.


     In addition, one or more of the Portfolios may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code") (including cash or deferred

                             ALLOCATOR 2000 ANNUITY
arrangements under Section 401(k) of the Code) or other sections of the Code. As a result, there is a possibility that a material conflict may arise between your interests generally and such retirement plans or participants in such retirement plans.

     In the event of a material conflict, ANLIC will take any necessary steps, including removing the Variable Account from that Portfolio, to resolve the matter. The Board of Directors or Trustees of the Portfolios intend to monitor events in order to identify any material conflicts that may possibly arise and to determine what action, if any, should be taken in response to those events or conflicts. (See, the individual Fund prospectuses for more information.)

                               THE FIXED ACCOUNT

     You may allocate all or a part of your Premium Payments to the Fixed Account in states where it is available. The Fixed Account is part of the General Account of ANLIC. The General Account consists of all of ANLIC's assets other than those in any separate account. We guarantee that we will credit the Fixed Account with interest at a rate of not less than 4% per year ("Guaranteed Interest Rate"). We may credit interest at a rate in excess of the Guaranteed Interest Rate in our sole discretion. You assume the risk that interest credited to the Fixed Account allocations may not exceed the Guaranteed Interest Rate. Transfers out of the Fixed Account are subject to certain limitations. (See, "The Policy -- Transfers").

                                   THE POLICY

     The Policy is a flexible premium deferred variable annuity. The rights and benefits of the Policy are described below and in the Policy. The obligations under the Policy are obligations of ANLIC. However, we reserve the right to make any modification to conform the Policy to, or to give you or other Owners the benefit of, any Federal or state statute or rule or regulation.

     The Policy may be purchased on a non-qualified tax basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with plans qualifying for favorable Federal income tax treatment ("Qualified Policy").

ISSUANCE OF A POLICY
     Individuals wishing to purchase a Policy must complete an application and send it to our Service Office. Acceptance is subject to our rules, and we reserve the right to reject any application or Premium Payment. If your application can be accepted in the form received, your initial Premium Payment will be applied within two business days after its receipt at our Service Office. If your initial Premium Payment cannot be applied after receipt because of deficiencies in the application or other issuing requirements, you will be contacted within five business days and given an explanation for the delay. The initial Premium Payment will be returned to you at that time unless you consent to our retention of it and our crediting of it as soon as the necessary requirements are fulfilled. If the Annuitant is between the ages of 75 and 85 when you purchase a Policy, you can only make a single Premium Payment. You cannot purchase a Policy if either you or the Annuitant is 85 years old or older.

TELEPHONE REQUESTS
     At the time an application for a Policy is completed, or at any subsequent time, you may request a telephone transfer authorization form. If the form is properly completed and on file with us, transfers may be made pursuant to telephone instructions, subject to the above terms and the terms of the authorization form. Otherwise, transfer requests must be in writing in a form acceptable to us. Transfer requests made by telephone are processed upon the date of receipt, if received prior to 4:00 p.m. Eastern time. We may, at any time, revoke or modify the transfer privilege.

FREE LOOK PERIOD
     If for any reason you are not satisfied with the Policy, you may return it to us within 10 days after you receive it. If you cancel the Policy within this 10-day Free Look Period, we will refund the Policy Account Value at the end of the Valuation Period during which the Policy was received by us (or, where required by state law, the greater of the Policy Account Value or the Premium Payments that were paid), and the Policy will be void from the Policy Date. (See "The Policy -- Allocation of Premium Payments.")

                             ALLOCATOR 2000 ANNUITY
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

To cancel the Policy, you must mail or deliver it to either our Service Office or the registered agent who sold it to you within 10 days after you receive it. The Free Look Period may be longer or otherwise vary where required by state law.

     Certain states require us to refund the greater of Premium Payments made or the Policy Account Value at the end of the Free Look Period. Under Policies issued in these states, we reserve the right to allocate the initial Premium Payment and any additional Premium Payments received during the Free Look Period in their entirety to the Money Market Sub-account until the end of the Free Look Period. For administrative reasons, the Free Look Period is assumed to be fifteen days for this purpose.

PREMIUM PAYMENTS
     The total Premium Payments during the first Policy year must be at least $300. Premium Payments may be made in amounts of $30 or more.

     If, after the first five Policy anniversaries, you have made no Premium Payments during a 24-month period and your then-current Policy Account Value totals less than $2,000, we have the right to pay you the total value of your account in a lump sum and cancel the Policy.

ALLOCATION OF PREMIUM PAYMENTS

     You determine in the application how the initial Net Premium Payment will be allocated among the Sub-accounts and the Fixed Account. You may allocate any whole percentage of Net Premium Payments, from 5% to 100%. Additional Net Premium Payments will be allocated to the Sub-accounts and the Fixed Account according to the allocation percentage specified in your application, unless subsequently changed.


     Notwithstanding the foregoing, all Premium Payments made on Policies in certain states may be allocated to the Money Market Sub-account during the Free Look Period. (See "The Policy -- Free Look Period.")

     The Policy Account Value will vary with the investment performance of the Sub-accounts you select, and you bear the entire risk for amounts allocated to the Variable Account. You should periodically review your allocations of Policy Account Value in light of all relevant factors, including market conditions and your overall financial planning requirements.

POLICY ACCOUNT VALUE
     The Policy Account Value prior to the Maturity Date is equal to the Variable Account Value plus the amount in the Fixed Account.

     Variable Account Value. On each Valuation Date, the Variable Account Value is determined by multiplying the number of Accumulation Units of each Sub-account by the current Accumulation Unit Value for the Sub-account, and adding together all these amounts. When a Net Premium Payment or transfer is allocated to a Sub-account, a certain number of Accumulation Units are credited to your Policy. The number of Accumulation Units is determined by dividing the dollar amount allocated to the Portfolio by the Accumulation Unit Value for that Portfolio as of the end of the Valuation Period in which the allocation is made.

     Each Sub-account's Accumulation Unit Value for any Valuation Period is determined by multiplying its Accumulation Unit Value for the immediately preceding Valuation Period by the "net investment factor" for the Valuation Period for which the value is being determined. The net investment factor is an index that measures the investment performance of a Sub-account from one Valuation Period to the next. For a complete description on how the net investment factor is calculated, see "Net Investment Factor" in the Statement of Additional Information.


     Fixed Account Value. At the end of any Valuation Period, the Fixed Account Value is equal to: (1) the sum of your Net Premium Payments allocated to the Fixed Account; plus (2) any amounts that you transferred from the Variable Account to the Fixed Account; plus (3) the total interest credited to your Policy Account Value in the Fixed Account; less (4) any amounts that you transferred from the Fixed Account to the Variable Account; less (5) the portion of any withdrawals and Surrender Charges


                             ALLOCATOR 2000 ANNUITY
allocated to your Policy Account Value in the Fixed Account; less (6) the portion of the Annual Policy Fee which is allocated to your Policy Account Value in the Fixed Account.

SURRENDER AND PARTIAL WITHDRAWALS
     SURRENDER. You may, prior to the earlier of the Maturity Date or the date of your death, withdraw all or a portion of your then-current Surrender Value, upon written request to our Service Office. There is a $100 minimum on all withdrawals. If there are Joint Owners, both of you must agree to the withdrawal. We may defer payment of your Surrender Value allocated to the Fixed Account for a period not longer than six months after you request its withdrawal. Payment of amounts from the Variable Account will normally be made within seven days, but may be delayed in certain circumstances. (See "Delay or Suspension of Payments" in the Statement of Additional Information.)

     You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in all Sub-accounts and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

     (1) Deposits since the last Policy Anniversary; minus

     (2) Withdrawals since the last Policy Anniversary may also be withdrawn free of Surrender Charges.

     Upon a partial withdrawal, surrender, or annuitization we will apply the Surrender Charge percentage shown on the Policy specification page to those Premium Payments received within five years of the partial withdrawal, surrender, or annuitization date. After the free amounts are determined, the calculation will be on a first-in, first-out basis.

     Full surrenders and partial withdrawals may be subject to the 10% Federal tax penalty on early withdrawals and to income tax. (See "Federal Tax Matters.")

     SURRENDER VALUE. The Surrender Value is equal to the Policy Account Value less any applicable Surrender Charges, the Annual Policy Fee, and any premium or other taxes. (See "Charges and Deductions.")

     PARTIAL WITHDRAWAL. You may request to make a Partial Withdrawal, and may direct us to allocate the withdrawal amount among the Fixed Account and the Sub-accounts in a particular manner. If no allocation is specified, the partial withdrawal will be pro-rated among the Fixed Account and the Sub-accounts based upon your current Policy Account Value allocated to each account.

     RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM AND SECTION 403(B) PLANS. The Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

     Similar restrictions apply to variable annuity contracts used as funding vehicles for retirement plans qualifying under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 403(b) provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a Section 403(b) plan will prohibit distributions of
(i) elective contributions made in years beginning after December 31, 1988, and
(ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. However, distributions of such amounts will be allowed upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

     RESTRICTIONS UNDER OTHER QUALIFIED POLICIES. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.

                             ALLOCATOR 2000 ANNUITY

TRANSFERS
     You may transfer all or part of the value of a Sub-account of the Variable Account to one or more of the other Sub-accounts or the Fixed Account at any time prior to the Maturity Date, free of charge. The minimum for each transfer is $50. The transfer will be made as of the date we receive the written request for such transfer at our Service Office.

     The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:

     (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus

     (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus

     (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

You may also elect to systematically reallocate all interest generated from the Fixed Account into the Sub-accounts of the Variable Account on an interest only basis according to your allocation election. (See, "Interest Sweep Program.")

     Transfers may be made by a written request or by calling our Service Office if a written authorization for telephone transfers is on file. We may honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, a personal identification number is required in order to initiate a transfer. We will not be liable for the consequences of a fraudulent telephone transfer request that we believe to be authentic when those procedures have been followed. As a result, you bear the risk of loss arising from such a fraudulent request if you authorize telephone transfers.


     When available, procedures for making transfers through our website can be accessed at the Internet address stated in the Acacia National Life Insurance Company section of this prospectus.


     Each transfer will be made, without the imposition of any fee or charge, at the end of the Valuation Period during which we receive a valid, complete transfer request at our Service Office. We may suspend or modify this transfer privilege at any time, and we may postpone transfers under certain circumstances. (See, "Delay or Suspension of Payments" in the Statement of Additional Information.)

AUTOMATIC REBALANCING, DOLLAR COST AVERAGING, AND INTEREST SWEEP PROGRAMS


     The Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs are systematic programs available to you under the Policy. You may elect to participate in one or more of these programs by filing a written authorization with us. We reserve the right to alter, assess a charge, or terminate these programs upon thirty days advance written notice.


     Under the Automatic Rebalancing Program, you may have automatic transfers made on a monthly, quarterly, semi-annual or annual basis to adjust the values among the Sub-accounts and the Fixed Account to meet your designated investment allocation percentages. The allocations are subject to a minimum of 5% per Sub-account.

     The Dollar Cost Averaging Program is an option under which you may "dollar cost average" your allocations to the Variable Account by authorizing us to make periodic transfers of specific dollar amounts from the Money Market Sub-account to one or more other designated Sub-accounts, on a monthly, quarterly, semi-annual, or annual basis. Each transfer is subject to the $50 minimum transfer amount with a minimum 5% per Sub-account. Dollar cost averaging does not guarantee profits, nor does it assure that you will not lose principal.

     The Interest Sweep Program allows you to systematically reallocate interest earnings from the Fixed Account to one or more of the Sub-accounts on a monthly, quarterly, semi-annual, or annual basis to meet your Investment Allocation percentages.

     If a periodic transfer would reduce the value in the Money Market Sub-account below the minimum dollar amount, we reserve the right to transfer the entire remaining Policy Account Value allocated to the Money Market Sub-account. We also reserve the right to establish a minimum Money Market Sub-account balance before allowing you to participate in the Dollar Cost Averaging Program.

                             ALLOCATOR 2000 ANNUITY

     Transfers and adjustments pursuant to these programs will occur on the same date of the month as the Policy Date, or the next Valuation Date if that date is not a Valuation Date. For more information on asset allocations programs, see Appendix B.


DEATH BENEFIT
     The Policy pays a Death Benefit to a beneficiary you designate (the "Beneficiary") if any Owner or any Joint Owner dies prior to the Maturity Date while the Policy is in force (unless the Beneficiary is the decedent's spouse, in which case the spouse may elect to continue the Policy in force).

     During the first five years of the Policy, the Death Benefit will be equal to the greater of the Policy Account Value or the value of the cumulative Premium Payments made less cumulative withdrawals. On the fifth Policy Anniversary a "Minimum Guaranteed Death Benefit" is calculated as the greater of these values. Every five years thereafter through the Maturity Date, a new Minimum Guaranteed Death Benefit is calculated as the greater of the current Minimum Guaranteed Death Benefit or the then-current Policy Account Value.

     For Owners up to issue age 75, the Death Benefit will be the highest of:

     (1) the Minimum Guaranteed Death Benefit (increased for Premium Payments and decreased for cumulative withdrawals since the most recent fifth Policy Anniversary);

     (2) the Policy Account Value (as of the date of payment); or

     (3) the cumulative Premium Payments less cumulative withdrawals (including Surrender Charges).

     For Owners over issue age 75, the Death Benefit is the greater of:

     (1) the Policy Account Value (as of the date of payment); or

     (2) the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges).

     ANLIC will pay the Death Benefit proceeds to the Beneficiary upon receiving due proof of death. The Death Benefit will be paid in a lump sum or under one of the Annuity Payment Options. (See "Annuity Payments.") If you or the Annuitant dies after the Maturity Date, the amount payable, if any, will be as provided in the Annuity Payment Option then in effect.

     If the death of the Annuitant occurs prior to the Maturity Date and the Annuitant is also an Owner or Joint Owner of the Policy, the rules governing distribution of death benefit proceeds in the event of the death of the Owner shall apply. (See "Required Distributions," below.) If there is a surviving Joint Owner at the Annuitant's death, the surviving Joint Owner is the Beneficiary. If, upon your death your spouse, as designated Beneficiary, elects to continue the Policy in accordance with the required distributions rules, the named Beneficiary does not have a right to receive the death benefit proceeds. If the death of the Annuitant occurs prior to the Maturity Date and the Annuitant is not the Owner, the Owner may name a new Annuitant.

     If both Joint Owners die simultaneously, the Death Benefit will be paid to the named Beneficiary.

     If the Owner is a corporation or other entity, the Annuitant will be treated as an Owner for purposes of the timing or the amount of any payout under the Policy.

     As far as permitted by law, the proceeds under the Policy will not be subject to any claim of the Beneficiary's creditors.

REQUIRED DISTRIBUTIONS
     In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner's death.

                             ALLOCATOR 2000 ANNUITY

     These requirements will be considered satisfied as to any portion of the Owner's interest that is payable as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's Designated Beneficiary or over a period not extending beyond his life expectancy.

     If the designated Beneficiary is your surviving spouse, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required.

     If any Owner or Joint Owner dies prior to the Maturity Date, and if the designated Beneficiary does not elect to receive the Death Benefit in a lump sum at that time, then we will increase the Policy Account Value so that it equals the Death Benefit amount, if that amount is higher than the Policy Account Value. This would occur if the Owner's designated Beneficiary elects to delay receipt of the proceeds for up to five years, or is the deceased Owner's spouse and elects to continue the Policy, or elects to receive the proceeds as Annuity Payments. Any such increase in the Policy Account Value would be paid by us, and allocated to the Sub-accounts in proportion to the pre-existing Policy Account Value unless we are instructed otherwise. Other rules may apply to Qualified Policies.

                             CHARGES AND DEDUCTIONS

     We do not impose any charge or deduction against a Premium Payment prior to its allocation to the Variable Account or the Fixed Account (except for a charge, in some states, for any premium taxes incurred when the Premium Payment is accepted). However, certain charges (explained below) will be deducted in connection with the Policy to compensate us for administering and distributing the Policy, for providing the insurance benefits set forth in the Policy, for assuming certain risks in connection with the Policy, and for any applicable taxes.

ANNUAL POLICY FEE
     An annual charge of $42, which meets the "at cost" standards of Rule 26a-1 under the 1940 Act, is deducted to partially compensate us for expenses incurred in administering the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Owners, and overhead costs. This charge is guaranteed not to increase during the life of the Policy. This deduction will be made from the Investment Options in the same proportion that the values in the Investment Options bear to the Policy Account Value. This charge is deducted on each Policy Anniversary, the Maturity Date, and a full surrender.

     The Annual Policy Fee is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed.

ADMINISTRATIVE EXPENSE CHARGE
     As compensation for administrative expenses incurred in connection with the policy, ANLIC will deduct a daily Administrative Expense Charge from the value of the net assets of the Variable Account. This charge will not exceed 0.10% annually. No Administrative Expense Charge is deducted from the amount in the Fixed Account.

     ANLIC does not expect to make a profit from the administrative expense charge.

MORTALITY AND EXPENSE RISK CHARGE
     As compensation for mortality and expense risks assumed in connection with the Policy, ANLIC will deduct a daily mortality and expense risk charge from the value of the net assets of the Variable Account. For the first 15 years of your Policy, this charge is at the rate of 1.25% annually. Beginning in the 16th Policy year, this charge is reduced by 0.05% annually until it reaches 0.50% annually in Policy year 30; the rate remains level thereafter. No mortality and expense risk charge will be deducted from the amount in the Fixed Account.

     The mortality risk we bear arises in part from our obligation to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policy), regardless of how long all Annuitants may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in general life expectancy greater than expected, will have any adverse effect on the

                             ALLOCATOR 2000 ANNUITY
monthly Annuity Payments the Annuitant will receive under the Policy. It therefore relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the Death Benefit may be greater than the Policy Account Value. We also assume the risk that the other expense charges may be insufficient to cover the actual expenses incurred in connection with the Policy.

SURRENDER CHARGE
     If you make partial withdrawals under the Policy, surrender the Policy, or annuitize the Policy, then a Surrender Charge may be imposed, measured as a percent of the Premium Payments included in the withdrawal (in the case of a partial withdrawal) or the amount of the total Premium Payments (in the case of a surrender or annuitizing) as specified in the following table of Surrender
Charges:

POLICY ANNIVERSARIES
  SINCE RECEIPT OF     SURRENDER
  PREMIUM PAYMENT     CHARGE RATE
--------------------  -----------
         0                 8%
         1                 8%
         2                 8%
         3                 6%
         4                 4%
     5 or more           None

     Free Withdrawal Amount. You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in the Variable Account and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

     (1) Deposits since the last Policy Anniversary; minus

     (2) Withdrawals since the last Policy Anniversary may be withdrawn free of Surrender Charges. However, income taxes and a tax penalty may apply.

     Amounts withdrawn in addition to the Free Withdrawal Amount may be subject to a Surrender Charge. The Surrender Charge is determined by multiplying each Premium Payment included in the withdrawal by the Surrender Charge rate applicable to the year in which the Premium Payment was received.

     For purposes of calculating the Surrender Charge, (1) the oldest Premium Payments will be treated as the first withdrawn; (2) amounts withdrawn up to the Free Withdrawal Amount will not be considered a withdrawal of Premium Payments; and (3) if the Surrender Value is withdrawn or applied under an Annuity Payment Option, the Surrender Charge will apply to all Premium Payments not previously assessed with a Surrender Charge. Thus, the Surrender Charges are applied to Premium Payments on a first-in, first-out basis.

     As shown above, the Surrender Charge percentage varies, depending on the Policy Year in which the Premium Payment included in the withdrawal was made. A Surrender Charge rate of 8% applies to Premium Payments withdrawn that are less than three years old. Thereafter the Surrender Charge rate decreases to 6% in the fourth year and 4% in the fifth year. Amounts representing Premium Payments five years old or older may be withdrawn without charge.

     The Surrender Charge will be deducted from the remaining Policy Account Value, or from the amount paid if the remaining value is insufficient. The Surrender Charge partially compensates us for sales expenses with regard to the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

     The amounts we receive from the Surrender Charge may not be sufficient to cover sales expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the Mortality and Expense Risk Charge). We believe that this distribution Financing arrangement will benefit you, the Variable Account, and all other Owners.

                             ALLOCATOR 2000 ANNUITY

     ANLIC may waive the Surrender Charge described above provided that certain conditions described in the Policy are met, including: (a) you are confined to a "hospital", "nursing home", or a "Long Term Care Facility" (as defined in the Policy) for at least 30 days; (b) written notice and satisfactory proof of confinement are received no later than 91 days after confinement ends; and (c) confinement was recommended by a physician for medically necessary reasons. We will not accept any additional Premium Payments on a Policy after this waiver has been exercised under that Policy. This waiver is not available if you were confined to a nursing home, hospital, or Long Term Care Facility on the Policy Date.

PREMIUM TAXES
     We will deduct a charge for premium taxes, if any, when incurred. Depending on state and local law, premium taxes can be incurred when a Premium Payment is accepted, when Policy Account Value is withdrawn or surrendered, or when annuity payments start.

FEDERAL TAXES
     Currently no charge is made to the Variable Account for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account also may be made. (See "Federal Tax Matters.")

FUND EXPENSES
     The value of the assets of the Variable Account will reflect the investment management fee and other expenses incurred by the Portfolios. See the Fund prospectuses for complete information on these fees and expenses.

REDUCTION IN CHARGES FOR CERTAIN GROUPS
     We may reduce or eliminate the Annual Policy Fee, Administrative Expense Charge, or Surrender Charge on policies that have been sold to (1) employees and sales representatives of ANLIC or its affiliates; (2) customers of ANLIC or distributors of the Policies who are transferring existing policy values to a Policy; (3) individuals or groups of individuals when sales of the Policy result in savings of sales or administrative expenses; or (4)individuals or groups of individuals where Premium Payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

     In no event will reduction or elimination of any fees or charges be permitted where such reduction or elimination will be unfairly discriminatory to any person. The Reduction of Charges for certain groups does not apply to policies sold in the State of New Jersey.

                                ANNUITY PAYMENTS

ELECTION OF AN ANNUITY PAYMENT OPTION
     You have the sole right to elect or change one of the Annuity Payment Options listed below during the lifetime of the Annuitant and prior to the Maturity Date, either in the application or by written request to our Service Office any time at least 30 days before the Maturity Date. We may require the exchange of the Policy for a contract covering the option selected.

MATURITY DATE
     The first annuity payment will be made as of the Maturity Date. We will assume a Maturity Date of the first day of the calendar month of the Annuitant's 90th birthday unless you tell us otherwise. You may change the Maturity Date at any time by giving us written notice of the change at least 30 days prior to the new Maturity Date. A Maturity Date may be the first day of any calendar month commencing no later than the first day of the calendar month after the Annuitant's 90th birthday. If the Maturity Date occurs during the first five Policy Years after receipt of a Premium Payment, a Surrender Charge will apply. (See "Charges and Deductions -- Surrender Charge.") If the net amount to be applied to an option is less than $2,000 or if payments under any option would be less than $20, we have the right to pay the net amount to be applied to the option to you or the Annuitant in one sum.

                             ALLOCATOR 2000 ANNUITY

AVAILABLE OPTIONS
     On the Maturity Date, the Surrender Value will be applied to make fixed annuity payments. Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed annuity payments do not vary with the investment experience of the Sub-accounts.

     The amount and duration of Annuity Payments will depend on the Annuity Payment Option that you select. Once an Annuity Payment Option is selected, the Surrender Value for the Valuation Period which ends immediately before the Maturity Date will be transferred to our General Account and the Annuity Payments will be fixed in amount by the Annuity Payment Option selected and the age and sex (if sex distinction is allowed under state law) of the Annuitant.

ANNUITY PAYMENT OPTIONS
     The Annuity Payment Options currently available are:

     INTEREST FOR LIFE. We will pay interest on the amount retained for the lifetime of the Annuitant. At the Annuitant's death, we will pay the principal amount to the Beneficiary or as otherwise agreed.

     INTEREST FOR A FIXED PERIOD. We will pay interest on the retained amount for a fixed period of not more than 30 years. At the end of the period we will pay the principal amount to you or as otherwise agreed.

     PAYMENTS FOR A FIXED PERIOD. We will pay the amount retained, with interest, in equal monthly payments, for a period of not more than 30 years. The amount of each payment will be based on a payment schedule set forth in the Policy.

     PAYMENTS OF A FIXED AMOUNT. We will pay the amount retained, with interest, in equal payments until the amount retained has been paid in full. The total payments in any year must be at least 5% of the amount retained.

     LIFE INCOME. We will pay the amount retained in monthly installments, adjusted to reflect the crediting of interest as set forth in the Policy, for the guaranteed period elected and continuing during the lifetime of a person that you designate. You may elect to have no guaranteed period or a guaranteed period of 5, 10, or 15 years, or the period in which the total payments would equal the amount retained (an installment refund). If no guaranteed period is elected, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, and so on.

                              FEDERAL TAX MATTERS

INTRODUCTION
     The following discussion is general in nature and is not intended as tax advice. It is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. If you are concerned about any of the tax implications discussed, you should consult a competent tax adviser before purchasing a Policy. This discussion is based upon ANLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws, other than premium taxes. (See the section on Tax Charges.)

TAXATION OF ANNUITIES IN GENERAL
     NONQUALIFIED POLICIES. The following discussion assumes that the Policy will qualify as an annuity policy for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Internal Revenue Code (the Code) governs taxation of annuities. In general, the owner is not taxed on increases in the value of a policy until some form of distribution is made under the policy. The exception to this rule is the treatment generally applied to owners that are not natural persons. Generally, an owner that is not a natural person must include in income any increase in excess of the

                             ALLOCATOR 2000 ANNUITY
owner's cash value over the owner's "investment in the policy" during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which you may wish to discuss with your tax counsel. The following discussion applies to Policies owned by natural persons.

     The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income, subject to any income averaging rules applicable to taxpayers generally. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution. A transfer of ownership of the policy without full and adequate consideration will also be treated as a distribution under the Internal Revenue Code, unless the transfer falls within an exception for transfers between spouses. Generally, in the case of a withdrawal under a nonqualified policy, amounts received which are allocable to "investment in the policy" made after August 13, 1982 are first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the policy" at that time. Any additional amount is not taxable. If a withdrawal is allocable to "investment in the policy" made prior to August 14, 1982, it is taxed under the "cost recovery rule" so that withdrawals are treated as a recovery of "investment in the policy" until such investment has been fully recovered. Thereafter, withdrawals are fully taxable as ordinary income. Where a policy contains "investment in the policy" both before and after the above referenced dates, special ordering rules apply.

     Tax treatment of amounts received as an annuity under the Policy, is different from taxation of distributions or withdrawals that are not in annuity form. Although the tax consequences may vary depending on the Annuity Income Option elected under the Policy, in general, only the portion of an annuity payment that represents the amount of the payment which exceeds the payment's proportionate share of "investment in the policy" will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the policy" bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. Any distribution received subsequent to the investment in the policy being recovered will be fully taxable.

     A federal penalty equal to 10% of the amount treated as taxable income may also be imposed on distributions from non-qualified annuity policies. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59 1/2, (2) made on or after the death of the owner, (3) attributable to the taxpayer's becoming disabled within the meaning of Internal Revenue Code Section 72(m)(7), (4) received in substantially equal payments (not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary, subject to Internal Revenue Service requirements, including special "recapture" rules, or (5) which are allocable to "investment in the policy" made prior to August 14, 1982.

     All Nonqualified deferred annuities entered into after October 21, 1988, that are issued by ANLIC (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Policy Owner should consult a competent tax adviser before purchasing more than one annuity contract.

     Distributions from non-qualified annuity policies are generally subject to federal income tax. ANLIC will withhold taxes as required by the Code from the distributions unless the taxpayer requests otherwise. Withholding cannot be waived if the distribution is subject to mandatory back-up withholding (if no mandatory taxpayer identification number is given or if ANLIC is notified that mandatory back-up holding is required). Mandatory back-up withholding rates are 31% of income that is distributed. Distributions to non-resident aliens may be subject to mandatory withholding at 30% of the income distributed.

     QUALIFIED POLICIES. Qualified policies are used by individuals in connection with retirement plans which are intended to qualify as plans that receive special income tax treatment under Sections 401, 403(a), 408 or 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, on the accumulation value, on annuity payments and on the economic benefit

                             ALLOCATOR 2000 ANNUITY
to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on ANLIC's tax status. In addition, certain requirements must be satisfied in purchasing a qualified policy in connection with a tax qualified plan in order to receive favorable tax treatment. With respect to qualified policies an endorsement of the policy and/or limitations or penalties imposed by the Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the policies. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. Section 403(b)(11) of the Code requires that no distribution attributable to salary deferred contributions may be made from a plan under Section 403(b) except after age 59 1/2, separation from service, death or disability, or in the case of hardship, except in a tax free exchange to another qualified contract. The following discussion assumes that qualified policies are purchased in connection with retirement plans that qualify for the special federal income tax treatment described above.

     The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a policy purchased in connection with these plans, only the portion of the payment in excess of the "investment in the policy" allocated to that payment is subject to tax. The "investment in the policy" equals the portion of plan contributions invested in the policy that was not excluded from the participant's gross income (reduced by any amounts previously received under the policy which were excluded from gross income), and may be zero. In general, for allowed withdrawals prior to the annuity starting date from qualified policies other than Roth IRAs, a ratable portion of the amount received is taxable, based on the ratio of the investment in the policy to the total policy value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the investment in the policy. The taxable portion of annuity payments with annuity starting dates on or before November 18, 1996 and for IRAs, is generally determined under rules similar to those applicable to annuity distributions from nonqualified policies. However, for annuity payments from plans qualified under Code Sections 401 and 403 with annuity starting dates after November 18, 1996, annuitants must use a simplified method for determining the tax-free portion of annuity payments by dividing "investment in the policy" by the number of annuity payments set by tables in the Internal Revenue Code based on the age of the primary annuitant. This method does not apply if the annuitant is over age 75 and there are 5 or more years of guaranteed payments. Also, for annuity payments based on the lives of more than one individual and that have annuity starting dates after December 31, 1997, annuitants must use the simplified method based on the combined ages of both individuals when calculating the excludable portion of annuities based on the separate tables set forth in the Code for that purpose. In the case of an annuity that does not depend in whole or in part on the life expectancy of one or more individuals, the expected number of payments is the number of monthly annuity payments under the policy. Special favorable tax treatment may be available for certain distributions (including lump sum distributions from plans other than IRAs made in tax years beginning before January 1, 2000). Adverse tax consequences may result from excess contributions, distributions made prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in certain other circumstances.

     Roth IRA contributions are not deductible and may be limited or unavailable depending on your adjusted gross income. Withdrawals of earnings from Roth IRAs may be tax free if certain requirements are met. If withdrawals do not meet those requirements, they will be considered to be made first from contributions then from "conversion" amounts (on a first-in, first-out basis) and then from earnings. The earnings will be subject to income tax and an additional 10% penalty tax may apply to distributions made prior to age 59 1/2. Conversions from existing IRAs to Roth IRAs are permitted if certain requirements are met, however, converted amounts not previously taxed will be subject to income tax in the year of conversion (for 1998 only, taxpayers could elect to include the full taxable conversion amount in income for 1998 or to have the tax spread over 4 years on a pro rata basis, beginning in 1998). Conversion amounts will not generally be subject to the 10% penalty tax that applies to premature distributions, unless a distribution of the conversion amount from the Roth IRA occurs within the 5 taxable year period beginning with the year of conversion. Also, income inclusion may be accelerated if a distribution is made of 1998 conversion amounts which are subject to the 4 year spread rule.

                             ALLOCATOR 2000 ANNUITY

     Distributions from qualified plans are subject to specific tax withholding rules. "Eligible rollover distributions" from a qualified plan (other than IRAs of any type and Section 457 plans) are subject to income tax withholding at a rate of 20% unless the Owner elects to have the distribution paid directly by ANLIC to an eligible retirement plan (another plan of the same type or an IRA) in a direct rollover. If the distribution is not an "eligible rollover distribution," it is generally subject to the same withholding rules as distributions from nonqualified policies. However, Section 457 nonqualified deferred compensation plan distributions are generally subject to withholding as wages and are not eligible for rollover to an IRA.

       ANNUITY OWNERS THAT ARE NONRESIDENT ALIENS OR FOREIGN CORPORATIONS

     The discussion above provides general information regarding U.S. Federal income tax consequences to Annuity Owners that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to ANLIC. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to the purchase of a Policy.

                                 VOTING RIGHTS

     To the extent deemed to be required by law, we will vote the Portfolios' shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-accounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.

     The number of votes which are available to you will be calculated separately for each Sub-account. That number will be determined by applying your percentage interest, if any, in a particular Sub-account to the total number of votes attributable to that Sub-account. Prior to the Maturity Date, you hold a voting interest in each Sub-account to which your Policy Account Value is allocated. After the Maturity Date, the person receiving variable annuity payments has the voting interest. The number of votes prior to the Maturity Date will be determined by dividing the value of the Policy allocated to the Sub-account by the net asset value per share of the corresponding Portfolio. After the Maturity Date, you have no voting rights.

     The number of votes of a Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

     Portfolio shares attributable to the Policies as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in the Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

     Each person having a voting interest in an Sub-account will receive proxy material, reports and other materials relating to the appropriate Portfolio.

                                PERFORMANCE DATA

     We may advertise yields and total returns for the Sub-accounts. In addition, we may advertise the effective yield of the Money Market Sub-account. These figures will be based on historical earnings and are not intended to indicate future performance.

     The yield of the Money Market Sub-account refers to the annualized income generated by an investment in the Sub-account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when

                             ALLOCATOR 2000 ANNUITY
annualized, the income earned by an investment in the Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The total return calculation of a Sub-account other than the Money Market Sub-account assumes an investment has been held in the Sub-account for various periods of time including: (a) one year; (b) five years; (c) ten years; and (d) a period measured from the date the Sub-account commenced operations. The total return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redeemable value of that investment as of the last day of each of the periods referenced above. Total return figures in non-standard formats for the Sub-accounts other than the Money Market Sub-account may also be disclosed from time to time. The non-standard total return will assume that no surrender occurs at the end of the applicable period. All non-standard performance data disclosed will be accompanied by standard performance data for the same period.

     ANLIC may also advertise performance figures for the Sub-accounts based on the performance of a Portfolio prior to the time the corresponding Sub-account commenced operations.

     Performance data calculations are discussed in further detail in the Statement of Additional Information.

                               PUBLISHED RATINGS

     We may publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to ANLIC by one or more independent insurance industry analyst or rating organizations such as A. M. Best Company, Standard & Poor's Ratings Group, and Weiss Research, Inc. These ratings reflect the current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, or safety (or lack thereof) of the Variable Account. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. These ratings should not be considered as bearing on the investment performance of the assets held in the Variable Account or the degree of risk associated with an investment in the Variable Account.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                              FINANCIAL STATEMENTS


     The financial statements for ANLIC and the Variable Account (as well as the Auditors' Reports thereon) are in the Statement of Additional Information.


                                 ADMINISTRATION

     ANLIC has contracted with Ameritas Life Insurance Corp. ("Ameritas"), having its principal place of business at 5900 "O" Street, Lincoln, Nebraska 68501 for it to provide ANLIC with certain administrative services for the flexible premium variable annuity policies. Ameritas is an affiliate of ANLIC and a member of the Ameritas Acacia family of companies. Pursuant to the terms of a Service Agreement, Ameritas will act as record keeping Service Agent for the policies and riders for an initial term of three years and any subsequent renewals thereof. Ameritas, under the direction of ANLIC, will perform Administrative functions including issuance of policies for reinstatement, term conversion, plan changes and guaranteed insurability options, generation of billing and posting of premium, computation of valuations, calculation of benefits payable, maintenance of administrative controls over all activities, correspondence, and data, and providing management reports to ANLIC.

                             ALLOCATOR 2000 ANNUITY

                                 THE YEAR 2000


     Like other insurance companies and their separate accounts, ANLIC and Separate Account II could be adversely affected if the computers they rely upon do not properly process date-related information and data involving the years 2000 and after.


     This issue arose because both mainframe and PC-based computer hardware and software have traditionally used two digits to identify the year. For example, the year 1999 is input, stored and calculated as "99." Similarly, the year 2000 would be input, stored and calculated as "00." If computers assume this means 1900, it could cause errors in calculations, comparisons, and other computing functions. Like all insurance companies, ANLIC makes extensive use of dates and date calculations. We began a corporate-wide Year 2000(Y2K) project in mid-1997. Our goal is to ensure that our computer systems continue to operate smoothly with no service disruptions before, during or after the year 2000.

     As of April 15, 2000, ANLIC has experienced no known Y2K problems. All of our computer application and operating systems had been updated for the year 2000 by July 31, 1999. Continuous testing and monitoring throughout the remainder of 1999 helped ANLIC continue to meet our contractual and service obligations to our customers. In addition to our internal efforts, ANLIC is working closely with vendors and other business partners to confirm that they too are addressing Y2K issues on a timely basis. In the event we or our service providers, vendors, financial institutions or others with which we conduct business, fail to be Y2K -- compliant, there would be a materially adverse effect on us.

     Certain vendors and/or business partners, due to their exposure to foreign markets, may face additional Y2K issues. Please see the Funds' prospectuses for information on the Funds' preparedness for Y2K.

                                 POLICY REPORTS

     At least once each Policy Year a statement will be sent to you describing the status of the Policy, including setting forth the current Death Benefit, the current Policy Account Value, the value in the Fixed Account, the value in each Sub-account, Premium Payments paid since the last report, charges deducted since the last report, any partial surrenders since the last report, and the current Surrender Value. In addition, a statement will be sent to you showing the status of the Policy following the transfer of amounts from one Sub-account to another, a partial surrender and the payment of any Premium Payments (excluding those paid by bank draft). You may request that a similar report be prepared at other times. We may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

     You will be sent a semi-annual report containing the financial statements of the Funds as required by the 1940 Act.

                                STATE REGULATION


     We are subject to regulation and supervision by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Policy form has been filed with and, where required, approved by insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                                    EXPERTS


     The statutory basis financial statements of ANLIC as of December 31, 1999 and for the year then ended, and the financial statements of the subaccounts of Separate Account II as of December 31, 1999 and for the year then ended, included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing therein, and are


                             ALLOCATOR 2000 ANNUITY
included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



     The statutory basis financial statements of ANLIC as of December 31, 1998 and for the year then ended, and the financial statements of the subaccounts of Separate Account II for the year ended December 31, 1998, included in the Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports appearing therein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                                 LEGAL MATTERS

     Matters of the Commonwealth of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Robert-John H. Sands, Senior Vice President and General Counsel.

                             ADDITIONAL INFORMATION

     A registration statement has been filed with the SEC, under the Securities Act of 1933 with respect to the Policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, ANLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                      STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

GENERAL PROVISIONS..........................................      3
ACCUMULATION UNITS..........................................      4
FIXED ACCOUNT...............................................      5
SURRENDER CHARGE CALCULATION................................      6
PERFORMANCE DATA CALCULATIONS...............................      6
PERFORMANCE FIGURES.........................................      9
FEDERAL TAX MATTERS.........................................     12
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........     13
DISTRIBUTION OF THE POLICIES................................     14
STATE REGULATION............................................     14
RECORDS AND REPORTS.........................................     14
LEGAL MATTERS...............................................     15
EXPERTS.....................................................     15
OTHER INFORMATION...........................................     15
FINANCIAL STATEMENTS........................................     15

                             ALLOCATOR 2000 ANNUITY

APPENDIX A

                             QUALIFIED DISCLOSURES

                            *   Information Statement For:
                                408(b) IRA Plans
                                408(k) SEP IRA Plans
                                408(p) SIMPLE IRA Plans
                                408A Roth IRA Plans (when available)

                            *   Information Statement For:
                                401(a) Pension/Profit Sharing Plans
                                403(b) ERISA Plans

If this annuity is being purchased as a qualified plan as defined under specified sections of the Internal Revenue Code, as purchaser (owner) or fiduciary of an Employee Benefit Plan purchasing the annuity, you should carefully review the Information Statement for your specific type of plan.

Depending on the type of plan, we are required to provide this disclosure to you to meet the requirements of the Internal Revenue Code ("Code") and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Acknowledgment of your receipt of the required disclosure is included within the application language above your signature.

                               TABLE OF CONTENTS


Information Statement
     408(b) Individual Retirement Annuity (IRA) Plans
     408(k) Simplified Employee Pension (SEP IRA) Plans
     408(p) Savings Incentive Match (SIMPLE IRA) Plans
     408A Roth IRA Plans                                    QD-1
Information Statement
     401(a) Pension/Profit Sharing Plans
     403(b) ERISA Plans                                    QD-12



                                                         [THE ACACIA GROUP LOGO]

[ACACIA NATIONAL LIFE INSURANCE COMPANY LOGO]

                            ACACIA NATIONAL LIFE INSURANCE COMPANY

                            INFORMATION STATEMENT
                            408(B) INDIVIDUAL RETIREMENT ANNUITY (IRA) PLANS 408(K) SIMPLIFIED EMPLOYEE PENSION (SEP IRA) PLANS 408(P) SAVINGS INCENTIVE MATCH (SIMPLE IRA)
                            408A ROTH IRA
--------------------------------------------------------------------------------

For purchasers of a 408(b) Individual Retirement Annuity (IRA) Plan, 408(k) Simplified Employee Pension (SEP IRA) Plan, 408(p) Savings Incentive Match (SIMPLE IRA) Plan or a 408A Roth IRA (if available), please review the following:

PART 1. PROCEDURE FOR REVOKING THE IRA PLAN:

After you establish an IRA Plan with Acacia National Life Insurance Company (ANLIC), you are able to revoke your IRA within a limited time and receive a full refund of the initial premium paid, if any. The period for revocation will not be less than the legal minimum of seven (7) days following the date your IRA is established with ANLIC.

To revoke your IRA, you should send a signed and dated written notice to: Acacia National Life Service Center, P.O. Box 82529, Lincoln, NE 68501-2579.

If your IRA contract was delivered to you, the contract should accompany your notice of revocation. Your notice of revocation will be considered mailed on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid.

To obtain further information about the revocation procedure, contact your ANLIC Representative or call 1-800-745-1112.

PART II. PROVISIONS OF THE IRA LAW:

ANLIC's Allocator 2000 Annuity (Form 850-000 3-96), can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, a Simplified Employee Pension Plan (SEP IRA), or a salary reduction Simplified Employee Pension Plan (SARSEP) or a SIMPLE IRA or a Roth IRA. A separate policy must be purchased for each individual under each plan. State income tax treatment of IRAs varies, so this disclosure only discusses the federal tax treatment of IRAs. Please discuss state income tax treatment of an IRA with your tax advisor.

While provisions of the IRA law are similar for all such plans, any major differences are set forth under the appropriate topics below.

A. ELIGIBILITY:

  REGULAR IRA PLAN: Any individual under age 70 1/2 and earning income from personal services, is eligible to establish an IRA Plan, although deductibility of the contributions is determined by adjusted gross income ("AGI") and whether the individual(or the individual's spouse) is an "active participant" in an employer sponsored retirement plan.

  ROLLOVER IRA: This is an IRA plan purchased with your distributions from another IRA (including a SEP IRA, SARSEP or SIMPLE IRA), a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA).

  Amounts transferred as Rollover Contributions are not taxable in the year of distribution (provided the rules for Rollover treatment are satisfied) and may or may not be subject to withholding. Rollover Contributions are not deductible.

  SPOUSAL IRA ARRANGEMENT: A Spousal IRA, consisting of a separate contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has less taxable compensation, if any, for the tax year than the working spouse, and is under age 70 1/2 at the end of the tax year.

  Divorced spouses can continue a spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by a divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

  ROTH IRAS: A Roth IRA must be designated as such when it is established. Eligibility to contribute or convert to a Roth IRA is subject to income and other limits. Unlike deductible IRAs, if eligible, you may contribute to a Roth IRA even after age 70 1/2.

   1. A REGULAR ROTH IRA is a Roth IRA established to receive annual contributions and/or qualified rollover contributions (including IRA conversion contributions) from other Roth IRAs or from other IRAs if permitted by the policy and endorsement.

     Roth IRAs are available beginning in 1998. Unlike Regular IRAs, contributions to a Roth IRA are not deductible for tax purposes. However, any gain accumulated in a Roth IRA may be nontaxable, depending upon how and when withdrawals are made.

   2. A ROTH CONVERSION IRA is a Roth IRA established to receive only rollovers or conversions from non-Roth IRAs made in the same tax year and is limited to such contributions.

   3. SPOUSAL ROTH IRA ARRANGEMENT: Beginning in 1998, a Spousal Roth IRA may be set up for a "non-working" spouse who has less taxable compensation, if any, for the tax year than the "working" spouse, regardless of age, provided the spouses file a joint tax return and subject to the adjusted gross income ("AGI") limits described in Part II, Maximum Contributions
       -- Spousal Roth IRA Arrangement. Divorced spouses can continue a Spousal Roth IRA or start a regular Roth IRA based on standard Roth IRA eligibility rules. Taxable alimony

                                     QD- 1
                              IRA/SEP/SIMPLE/ROTH
                         ALLOCATOR 2000 ANNUITY: 2/2000
      received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of Roth IRA eligibility limits.

     SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): An employee is eligible to participate in a SEP IRA Plan based on eligibility requirements set forth in form 5305-SEP or other plan document provided by the employer.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SARSEP): An employee is eligible to participate in a SARSEP plan based on eligibility requirements set forth in form 5305A-SEP or the plan document provided by the employer. New SARSEP plans may not be established after December 31, 1996. SARSEPs established prior to January 1, 1997, may continue to receive contributions after 1996, and new employees hired after 1996 are also permitted to participate in such plans.

     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS (SIMPLE
     IRA): An employee is eligible to participate in a SIMPLE IRA Plan based on eligibility requirements set forth in Form 5304-SIMPLE or other plan document provided by the employer. A SIMPLE IRA must be established as such, thus some policies may not be available for use with a SIMPLE IRA Plan.

B. NONTRANSFERABILITY: You may not transfer, assign or sell your IRA Plan (including a SIMPLE IRA, SEP IRA, SARSEP or Roth IRA) to anyone (except in the case of transfer incident to divorce).

C. NONFORFEITABILITY: The value of your IRA Plan (all types included) belongs to you at all times, without risk of forfeiture.

D. PREMIUM: The annual premium (if applicable) of your IRA Plan or Roth IRA may not exceed the lesser of $2,000, or 100% of compensation for the year (or for Spousal IRAs, or Spousal Roth IRAs, the combined compensation of the spouses reduced by any Roth IRA or deductible IRA contribution made by the "working" spouse). Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution" (or "Conversion" contribution to a Roth
   IRA). Your contribution must be made in cash. For IRAs established under SEP Plans (SEP IRAs), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a SARSEP Plan established prior to January 1, 1997, annual premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases). Premiums under a SIMPLE IRA are limited to permissible levels of annual employee elective contributions (up to $6,000 adjusted for cost of living increases) plus the applicable percentage of employer matching contributions (up to 3% of compensation but not in excess of $6,000, as adjusted) or of employer non-elective contributions (2% of compensation (subject to the cap under Code Section 401(a)(17) as indexed) for each eligible employee).

E. MAXIMUM CONTRIBUTIONS:

     REGULAR IRA PLAN: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to 100% of your compensation or $2,000, whichever is less. Further, this is the maximum amount you may contribute to ALL IRAs in a year (including Roth IRAs, but not Education IRAs or employer contributions or salary deferrals made to SEP or SIMPLE IRAs). The amount of permissible contributions to your Regular IRA may or may not be deductible. Whether IRA contributions (other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored retirement plan and whether your adjusted gross income ("AGI") is above the "phase-out level." Beginning for tax years after 1997, you will only be deemed to be an active participant and your deductions for contributions subject to phase-out because of your spouse's participation in an employer-sponsored retirement plan, if your combined adjusted gross income exceeds $150,000. SEE PART III. C., DEDUCTIBLE IRA CONTRIBUTIONS.

     ROLLOVER IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.

There are two ways to make a rollover to an IRA:

   (1) PARTICIPANT ROLLOVERS are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs (including SEPs, SARSEPs, and SIMPLE IRAs). Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA transfers (where you do not directly receive a distribution) are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2 year period following the date you first participate in any SIMPLE Plan maintained by your employer.

   (2) DIRECT ROLLOVERS are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

FOR RULES APPLICABLE TO ROLLOVERS OR TRANSFERS TO ROTH IRAS, SEE THE PARAGRAPHS ON ROTH AND ROTH CONVERSION IRAS, BELOW.

Certain distributions are not considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a) Qualified Retirement Plan or TSA; (3) required minimum distributions made during or after the year you reach age 70 1/2 or, if later and applicable, the year in which you retire; and (4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed. Also, hardship distributions made from 401(k) or 403(b) plans on or after January 1, 1999, will no longer be considered eligible rollover distributions, except as otherwise permitted by the Internal Revenue Service. The Service announced transition relief from this rule for 1999.

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a

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Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan PROVIDED YOU MAKE NO CONTRIBUTIONS TO THE IRA OTHER THAN FROM THE FIRST EMPLOYER'S PLAN. THIS IS KNOWN AS "CONDUIT IRA," AND YOU SHOULD DESIGNATE YOUR ANNUITY AS SUCH WHEN YOU COMPLETE YOUR APPLICATION.

SPOUSAL IRA ARRANGEMENT: In any year that your annuity is maintained under the rules for a Spousal IRA, the maximum combined contribution to the Spousal IRA and the "working" spouse's IRA for tax years after 1996, is the lesser of 100% of the combined compensation of both spouses which is includable in gross income (reduced by the amount of any contributions to a Roth IRA or the amount allowed as a deduction to the "working" spouse for contribution to his or her own IRA) or $4,000. No more than $2,000 may be contributed to either spouse's IRA. Whether the contribution is deductible or non-deductible depends on whether either spouse is an "active participant" in an employer-sponsored retirement plan for the year, and whether the adjusted gross income of the couple is above the applicable phase-out level. (SEE PART III. C., DEDUCTIBLE IRA CONTRIBUTIONS).

The contribution limit for divorced spouses is the lesser of $2,000 or the total of the taxpayer's taxable compensation and alimony received for the year. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum deductible contribution limits).

ROTH IRA: The maximum total annual contribution an individual can make to all IRAs (including Roth IRAs, but not Education, SARSEP or SIMPLE IRAs) is the lesser of $2,000 or 100% of compensation. (This limit does not apply to rollover contributions, which includes amounts converted from a Regular IRA to a Roth
IRA). If an individual contributes to both a Regular IRA and Roth IRA for the same tax year, contributions are treated as first made to the Regular IRA. For Roth IRAs (which are available beginning in the 1998 tax year) this $2,000 limitation is phased out for adjusted gross incomes between $150,000 and $160,000 for joint filers; between $95,000 and $110,000 for single taxpayers; and between $0 and $10,000 for married individuals who file separate tax returns. AGI for this purpose includes any deductible contribution to a Regular IRA, (i.e., the deduction is disregarded) but does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Roth IRA.

Rollovers and transfers may also be made from one Regular Roth IRA to another. Such rollovers or transfers are generally subject to the same timing and frequency rules as apply to Participant Rollovers and transfers from one Regular or Rollover IRA to another. (SEE PART II, MAXIMUM CONTRIBUTIONS: ROLLOVER IRA, ABOVE).

Also, beginning in the 1998 tax year, rollovers or conversions may be made from non-Roth IRAs to a Roth IRA. These contributions may be commingled with regular Roth contributions if your contract permits. To be eligible to make such a conversion or rollover from a non-Roth IRA, the taxpayer's adjusted gross income ("AGI") for the taxable year cannot exceed $100,000 (joint or individual) and he or she must not be married filing a separate tax return (unless the taxpayer lives apart from his of her spouse at all times during the year). A rollover from a non-Roth IRA to a Roth IRA does not count toward the limit of one rollover per IRA in any 12-month period under the normal IRA rollover rules. Also, eligible rollover distributions received by you or your spouse from a qualified plan other than an IRA, may not be directly rolled over to a Roth IRA. However, you may be able to roll such a distribution over to a non-Roth IRA, then convert that IRA to a Roth IRA. Also if you are eligible to make a conversion, you may transfer amounts from most non-Roth IRAs (other than Education IRAs). Conversion of an individual's SIMPLE IRA is only permitted after expiration of the 2-year period which begins on the date the individual first participated in any SIMPLE IRA Plan of the employer. Once an amount in a SIMPLE IRA or SEP has been converted to a Roth IRA, it is treated as a Roth IRA contribution for all purposes. Future contributions under the SEP or SIMPLE Plan may not be made to the Roth IRA. AGI for the purpose of determining eligibility to convert to a Roth IRA does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Roth IRA, but does include the amount of any deductible contribution made to a Regular IRA for the tax year. In addition, for tax years beginning before January 1, 2005, required minimum distributions from an IRA are included in AGI for purposes of determining eligibility for conversion to a Roth IRA. However, for tax years beginning after December 31, 2004, required minimum distributions from an IRA will not be included in AGI (solely for purposes of determining the $100,000 AGI limit on conversions).

ROTH CONVERSION IRA: A Roth Conversion IRA is a Roth IRA that only accepts IRA conversion contributions made during the same tax year. YOU SHOULD NOT DESIGNATE YOUR POLICY AS A ROTH CONVERSION IRA IF YOU WISH TO MAKE BOTH REGULAR ROTH AND CONVERSION CONTRIBUTIONS TO THE POLICY.

SPOUSAL ROTH IRA ARRANGEMENT: Beginning in the 1998 tax year, if the "non-working" spouse's compensation is less than $2,000, the spouses file a joint tax return, and their combined AGI (unreduced by any deductible IRA contribution made for the year, but not including any amounts includable in income as a result of a conversion to a Roth IRA) is $150,000 or below, a contribution of up to $2,000 may be made to a separate Spousal Roth IRA in the name of the "non-working" spouse. The $2,000 limit is phased out proportionately between $150,000 and $160,000 of AGI (modified as described above). Spouses are not required to make equal contributions to both Roth IRAs; however no more than $2,000 may be contributed to the "working" or "non-working" spouse's Roth IRA for any year, and the total amount contributed annually to all IRAs (including both Roth and Regular IRAs, but not Education IRAs) for both spouses cannot exceed $4,000. If the combined compensation of both spouses (reduced by any deductible IRA or non-deductible Roth contributions made for the "working" spouse) is less than $4,000, the total contribution for all IRAs is limited to the total amount of the spouses' combined compensation. These limits do not apply to rollover contributions.

For divorced spouses, the contribution limit to a Roth IRA is the lesser of $2,000 or the total of the taxpayer's compensation and alimony received for the year, subject to the applicable phase-out limits for eligibility to make contributions to a Roth IRA. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum contribution they are eligible to make in a Roth IRA).

SEP IRA PLAN: In any year that your annuity is maintained under the rules for a SEP Plan, the employer's maximum contribution is the lesser of $30,000 or 15% of your first $150,000 of compensation (adjusted for cost-of-living increases) or as changed under Section 415 of the Code. You may also be able to make contributions to your SEP IRA the same as you do to a Regular IRA; however, you will be considered an "active participant" for purposes of determining your deduction limit. In addition to the above limits, if your annuity is maintained under the rules for a

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SARSEP, the maximum amount of employee pre-tax contributions which can be made is $7,000 (adjusted for cost of living increases). After December 31, 1996, new SARSEP plans may not be established. Employees may, however, continue to make salary reductions to a SARSEP plan established prior to January 1, 1997. In addition, employees hired after December 31, 1996 may participate in SARSEP plans established by their employers prior to 1997.

SIMPLE IRA: Contributions to a SIMPLE IRA may not exceed the permissible amounts of employee elective contributions and required employer matching contributions or non-elective contributions. Annual employee elective contributions must be expressed as a percentage of compensation and may not exceed $6,000 (adjusted for cost of living increases). If an employer elects a matching contribution formula, it is generally required to match employee contributions dollar for dollar up to 3% of the employee's compensation for the year (but not in excess of $6,000 as adjusted for cost-of-living adjustments). An employer may elect a lower percentage match (but not below 1%) for a year, provided certain notice requirements are satisfied and the employer's election will not result in the matching percentage being lower than 3% in more than 2 of the 5 years in the 5-year period ending with that calendar year. Alternatively, an employer may elect to make non-elective contributions of 2% of compensation for all employees eligible to participate in the plan who have at least $5,000 in compensation for the year. The employer must notify employees of this election within specified timeframes in advance of the plan year or election period. "Compensation" for purposes of the 2% non-elective contribution option may not exceed the limit on compensation under Code Section 401(a)(17) ($150,000, adjusted for cost of living increases).

F. DISTRIBUTIONS:

   1. NON-ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS:

      Payments to you from your IRA Plan (other than a Roth IRA) must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not already withdrawn your entire balance by this date, you may elect to receive the entire value of your IRA Plan on or before the RBD in one lump sum; or arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your designated beneficiary. UNDER A ROTH IRA, YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS WHILE YOU ARE LIVING, EVEN AFTER YOU REACH AGE 70 1/2.

      RATE OF DISTRIBUTION: If you arrange for the value of your IRA Plan (other than a Roth IRA) to be paid to you as retirement income rather than as one lump sum, then you must abide by IRS rules governing how quickly the value of your IRA plan must be paid out to you. Generally, it is acceptable to have an insurance company annuity pay income to you for as long as you live, or for as long as you and your beneficiary live.

      Once you reach your RBD, you must withdraw a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution for your first "required distribution year" (assuming an annuity payout has not been elected) divide your entire interest (subject to certain adjustments) in your IRA (generally as of December 31 of the calendar year immediately preceding your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your designated beneficiary. For subsequent required distribution calendar years, the applicable life expectancy(ies) will be applied to your IRA account balance as of December 31 of the calendar year immediately preceding the distribution calendar year (subject to adjustments). Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

      Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise by the time distributions are required to begin. With the recalculation method, if a person whose life expectancy is being recalculated dies, his or her life expectancy will be zero in all subsequent years. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required during your lifetime under IRS regulations, unless your spouse is the designated beneficiary. If your designated beneficiary is not your spouse, the designated beneficiary's age will be deemed to be no more than ten
      (10) years younger than you when determining life expectancy for required payouts. However, under current I.R.S. proposed regulations, this rule only applies while you are living and life expectancy of your beneficiary after your death can be determined without regard to this rule.

      NON-ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AFTER DEATH. If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used to determine distributions at the time of your death. If you die before the RBD, your entire interest must generally be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if a beneficiary is designated, the beneficiary may elect to receive distributions over his or her life expectancy if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the entire benefit will be paid to the beneficiary under the "five year payout rule". Also, if the designated beneficiary is your spouse, the life annuity distribution must begin by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the year in which you would have attained age 70 1/2. If your designated beneficiary is not your spouse, life annuity distributions must begin by December 31 of the year following your death. A surviving spouse may in the alternative elect to treat the policy as his or her own IRA. This election may be expressly made or will be deemed made if the spouse makes a regular IRA contribution to the policy, makes a rollover to or from the IRA, or fails to elect minimum distributions as described above.

   2. ROTH IRA DISTRIBUTION REQUIREMENTS:

      ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS WHILE YOU ARE LIVING. As long as you are alive, you are not required to take distributions from a Roth IRA, even after you reach age 70 1/2.

      ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AFTER YOUR DEATH. Minimum distribution requirements apply to Roth IRAs only after you die. If you die after you have reached your Annuity Date, and have begun to receive distributions under an annuity option (not including an

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      interest only option), the remaining portion of your policy interests will continue to be distributed to your designated beneficiary according to the terms of the elected options, (provided that method satisfies the requirements of Code Section 408(b)(3), as modified by Code Section 408A(c)(5)).

      If you die before you have elected an annuity option or before distribution of your entire interest in the policy has been made or begun, your entire interest in your Roth IRA generally must be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if there is a designated beneficiary, he or she may elect to receive distributions over a period not longer than his or her life expectancy provided the election is made and distributions commence by December 31 of the calendar year following the calendar year of your death. If the beneficiary does not make this election, the entire benefit will be paid to him or her under the "five year payout rule". If your designated beneficiary is your surviving spouse, he or she may elect to delay distributions until the later of the end of the calendar year following the year in which you died or the end of the year in which you would have reach age 70 1/2. If your sole designated beneficiary is your surviving spouse, he or she may elect to treat the policy as his or her own Roth IRA by making an express election to do so, by making a regular Roth IRA contribution or rollover contribution (as applicable or as permissible) to the policy, or by failing to elect minimum distributions under the "five year payout rule" or the life annuity options discussed above.

      Life expectancies will be determined by using IRS life expectancy tables. A surviving spouse's life expectancy will be recalculated annually, unless he or she irrevocably elects otherwise. Non-spousal beneficiary life expectancies will be determined using the beneficiary's attained age in the calendar year distributions are required to begin and reducing life expectancy by one for each year thereafter.

   3. TAKING REQUIRED MINIMUM DISTRIBUTIONS FROM ONE IRA:

      AGGREGATING MINIMUM DISTRIBUTIONS: If you are required to take minimum distributions from more than one IRA (either as owner of one or more Regular IRAs and/or as a beneficiary of one or more decedent's Roth IRAs or Regular IRAs), you may not have to take a minimum distribution from each IRA. (Regular and Roth IRAs are treated as different types of IRAs, so minimum distributions from a Roth IRA will not satisfy the minimum distributions required from a Regular IRA). Instead, you may be able to calculate the minimum distribution amount required for each IRA (considered to be of the same type) separately, add the relevant amounts and take the total required amount from one IRA or Roth IRA (as applicable). However, an individual required to receive minimum distributions as a beneficiary under a Roth IRA can only satisfy the minimum distributions for one Roth IRA by receiving distributions from another Roth IRA if the Roth IRAs were inherited from the same decedent. Because of these requirements, ANLIC cannot monitor the required distribution amounts from ANLIC IRAs. Please check with your tax advisor to verify that you are receiving the proper amount from all of your IRAs.

PART III. RESTRICTIONS AND TAX CONSIDERATIONS:

A. TIMING OF CONTRIBUTIONS: Once you establish an IRA, (including a Roth or Spousal Roth IRA) contributions must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A CONTRIBUTION MADE BETWEEN JANUARY 1 AND THE FILING DUE DATE FOR YOUR RETURN, MUST BE SUBMITTED WITH WRITTEN DIRECTION THAT IT IS BEING MADE FOR THE PRIOR TAX YEAR OR IT WILL BE TREATED AS MADE FOR THE CURRENT TAX YEAR. SEP IRA contributions must be made by the due date of the Employer's tax return (including extensions). SIMPLE

   IRA contributions, if permitted, must be made by the tax return due date for the employer (including extensions) for the year for which the contribution is made. Note, an employer is required to make SIMPLE plan contributions attributable to employee elective contributions as soon as it is administratively feasible to segregate these contributions from the employer's general assets, but in no event later than the 30th day of the month following the month in which the amounts would have otherwise been payable to the employee in cash.

B. TIMING OF ROTH IRA CONVERSIONS: Conversions from a non-Roth IRA to a Roth IRA for a tax year, MUST BE INITIATED SO THAT THE DISTRIBUTION OR TRANSFER FROM THE NON-ROTH IRA IS MADE BY DECEMBER 31 OF THAT YEAR. YOU DO NOT HAVE UNTIL THE DUE DATE OF YOUR TAX RETURN FOR A YEAR TO CONVERT A REGULAR IRA TO A ROTH IRA FOR THAT TAX YEAR. For example, if you wish to convert a Regular IRA to a Roth IRA in 1998, the conversion and transfer must be made by December 31, 1998, even though your tax return for 1998 may not be due until April 15, 1999.


C. DEDUCTIBLE IRA CONTRIBUTIONS: The amount of permissible contributions to your Regular IRA may or may not be deductible. If you or your spouse are not active participants in an employer sponsored retirement plan, any permissible contribution you make to your IRA will be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income
   (AGI).


  If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $150,000; if you are not an active participant but your spouse is, the maximum deductible contribution for you is phased out at AGIs between $150,000 and $160,000.

  If you are an active participant in an employer sponsored requirement plan you may make deductible contributions if your AGI is below a threshold level of income. For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phaseout range. If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI.

  If your AGI is not above the maximum applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount.

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  Active participants with income above the phaseout range are not entitled to an IRA deduction. Due to changes made by the Taxpayer Relief Act of 1997, the phaseout limits are scheduled to increase as follows:

               YEAR                       MARRIED FILING JOINTLY        SINGLE/HEAD OF HOUSEHOLD
               ----                                 AGI                           AGI
1998............................... $50,000 - $ 60,000.................    $30,000 - $40,000
1999............................... $51,000 - $ 61,000.................    $31,000 - $41,000
2000............................... $52,000 - $ 62,000.................    $32,000 - $42,000
2001............................... $53,000 - $ 63,000.................    $33,000 - $43,000
2002............................... $54,000 - $ 64,000.................    $34,000 - $44,000
2003............................... $60,000 - $ 70,000.................    $40,000 - $50,000
2004............................... $65,000 - $ 75,000.................    $45,000 - $55,000
2005............................... $70,000 - $ 80,000.................    $50,000 - $60,000
2006............................... $75,000 - $ 85,000.................    $50,000 - $60,000
2007 and thereafter................ $80,000 - $100,000.................    $50,000 - $60,000

  You can elect to treat deductible contributions as non-deductible. SEP IRA, SARSEP, SIMPLE IRA and Roth IRA contributions are not deductible by you.

  Remember, except for rollovers, conversions or transfers, the maximum amount you may contribute to all IRAs (including Roth and Regular IRAs, but not Education IRAs) for a calendar year is $2,000 or 100% of compensation, whichever is less.

D. NON-DEDUCTIBLE REGULAR IRA CONTRIBUTIONS: It is possible for you to make non-deductible contributions to your Regular IRA (not including SIMPLE IRAs) even if you are not eligible to make deductible contributions to a Regular IRA or non-deductible contributions to a Roth IRA for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($4,000 combined when a Spousal IRA is also involved), or (2) 100% of your compensation (or, if a Spousal IRA is involved, 100% of you and your spouse's combined compensation, reduced by the amount of any deductible IRA contribution and non-deductible Roth IRA contribution made by the "working" spouse). For plan years beginning on or after January 1, 1998, the sum of your annual non-deductible (including Roth IRA) and deductible contributions, other than when combined with a Spousal IRA or Spousal Roth IRA, may not exceed $2,000. IF YOU WISH TO MAKE A NON-DEDUCTIBLE CONTRIBUTION, YOU MUST REPORT THIS ON YOUR TAX RETURN BY FILING FORM 8606 (NON-DEDUCTIBLE IRA). REMEMBER, YOU ARE REQUIRED TO KEEP TRACK OF YOUR NON-DEDUCTIBLE CONTRIBUTIONS AS ANLIC DOES NOT KEEP A RECORD OF THESE FOR YOU. THIS INFORMATION WILL BE NECESSARY TO DOCUMENT THAT THE CONTRIBUTIONS WERE MADE ON A NON-DEDUCTIBLE BASIS AND THEREFORE, ARE NOT TAXABLE UPON DISTRIBUTION.

E. EFFECTS OF CONVERSION OF REGULAR IRA TO ROTH IRA: If you convert all or part of a non-Roth IRA to a Roth IRA, the amount converted from the non-Roth IRA will be taxable as if it had been distributed to you in the year of distribution or transfer from the non-Roth IRA. If you made non-deductible contributions to any Regular IRA, part of the amount taken out of a Regular IRA for conversion will be taxable and part will be non-taxable. (Use IRS Form 8606 to determine how much of the withdrawal from your Regular IRA is taxable and how much is non-taxable). The taxable portion of the amount converted is includable in your income for the year of conversion. However, if the conversion takes place in 1998, or if the conversion amount is distributed in 1998 and contributed to a Roth IRA within 60 days, one quarter of the taxable amount will be includable in your income in 1998 and in each of the next three tax years. However, an individual who makes a conversion prior to January 1, 1999, can elect to include the full taxable conversion amount in income for 1998. This election is made on IRS Form 8606 by the individual and cannot be made or changed after the due date (including extensions) for filing the 1998 Federal income tax return. If a taxpayer dies before the end of the 4-year spread, the taxable portion of the conversion amount which has not been included in income will generally be taxable in the year of the taxpayer's death. However, if the sole beneficiary of the Roth IRA is the surviving spouse, he or she can elect to continue the 4-year spread. In addition, if the 4-year spread rule is utilized for 1998 conversions, any distributions of amounts subject to the 4-year spread occurring before 2001, will require acceleration of income inclusion as explained in the section which follows on TAXABILITY OF ROTH IRA DISTRIBUTIONS. (SEE PART III. J.)

  Amounts properly converted from a non-Roth IRA to a Roth IRA are generally not subject to the 10% early withdrawal penalty. However, if you make a conversion to a Roth IRA, but keep part of the money for any reason, that amount will be taxable in the year distributed from the non-Roth IRA and the taxable portion may be subject to the 10% early withdrawal penalty. In addition, under 1998 technical corrections, if an amount allocable to a conversion contribution is distributed from the Roth IRA during the 5-year period (beginning with the first day of the individual's taxable year in which the conversion contribution was made), it will be subject to a 10-percent premature distribution penalty tax (but only to the extent the conversion amount distributed was includable in gross income as a result of the conversion).

  You should consult with your tax advisor to ensure that you receive the tax benefits you desire before you contribute to a Roth IRA, convert to a Roth IRA or take distributions from a Roth IRA. IT WILL ALSO BE IMPORTANT FOR YOU TO KEEP TRACK OF AND REPORT ANY REGULAR OR CONVERSION CONTRIBUTIONS YOU MAKE TO YOUR ROTH IRAS AS REQUIRED BY THE IRS.


F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS: IRA owners are permitted, beginning in 1998, to treat a contribution made to one type of IRA as made to a different type of IRA for a taxable year in a process known as "recharacterization". A recharacterization is accomplished by an individual who has made a contribution to an IRA of one type for a taxable year, electing to treat the contribution as having been made to a second IRA of a different type for the taxable year. To accomplish the recharacterization, a trustee-to-trustee transfer from the first IRA to the second IRA must be made on or before the due date (including extensions) for filing the individual's Federal income tax return for the taxable year for which the contribution was made to the first IRA. HOWEVER, IN ANNOUNCEMENT 99-57, THE IRS HAS INDICATED THAT A CALENDAR YEAR TAXPAYER THAT HAS TIMELY FILED HIS 1998 FEDERAL INCOME TAX RETURN, CAN ELECT TO RECHARACTERIZE A 1998 IRA CONTRIBUTION, INCLUDING A ROTH IRA CONVERSION, PROVIDED APPROPRIATE CORRECTIVE ACTION IS TAKEN BY OCTOBER 15, 1999. APPROPRIATE CORRECTIVE ACTION MAY INCLUDE NOTIFYING THE TRUSTEE OR ISSUER; HAVING THE TRUSTEE OR ISSUER ACTUALLY MAKING THE TRANSFER OR ACCOUNT PREDESIGNATION; AND FILING AN


                                     QD- 6
                              IRA/SEP/SIMPLE/ROTH
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

   AMENDED 1998 FEDERAL INCOME TAX RETURN TO REFLECT THE RECHARACTERIZATION. Any net income attributable to a recharacterized contribution must also be transferred to the second IRA. Once the transfer is made, the election is irrevocable. The effect of recharacterizing a contribution is that it is treated as having been originally contributed to the second IRA on the same date and (in the case of a regular contribution) for the same taxable year that the contribution was made to the first IRA. If you elect to recharacterize a contribution, you must report the recharacterization and treat the contribution as having been made to the second IRA, instead of the first, on your Federal income tax return.

  Examples of where a recharacterization election might be useful or desired include: where an individual discovers he was ineligible to convert a regular IRA to a Roth IRA because his adjusted gross income exceeded $100,000; amounts were erroneously rolled over from a traditional IRA to a SIMPLE IRA; or an individual decides after he has made a contribution to a regular IRA for a tax year that he is eligible for and prefers to contribute to a Roth IRA, or vice versa. Recharacterizations are not permitted where a deduction has been taken for the contribution to the first IRA; the contribution to the first IRA was the result of a tax-free transfer or; the original contribution was an employer contribution to a SIMPLE or SEP IRA.

  Also, the IRS has issued interim guidance that indicates amounts recharacterized from a conversion Roth IRA to a Regular IRA, may be "reconverted" to a Roth IRA one time in 1998 after November 1, 1998; and one time in 1999. RECONVERSIONS ARE PERMITTED UNDER INTERIM GUIDANCE FROM THE IRS IN EFFECT IN DECEMBER OF 1998, AND THESE RULES MAY CHANGE IN THE FUTURE ON A PROSPECTIVE BASIS. CONSULT WITH YOUR TAX ADVISOR BEFORE ATTEMPTING A "RECONVERSION".


G. EXCESS CONTRIBUTIONS: There is a 6% IRS penalty tax on IRA contributions made in excess of permissible contribution limits. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution penalty tax (SEE PART III, PREMATURE IRA DISTRIBUTIONS). The 6% excess contribution penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction). If a taxpayer transfers amounts contributed for a tax year to a Regular IRA (and any earnings allocated to such amounts) to a Roth IRA by the due date for filing the return for such tax year (including extensions), the amounts are not included in the taxpayer's gross income to the extent that no deduction was allowed for the contribution (SEE
   PART III. F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS ABOVE).


  EXCESS CONTRIBUTIONS TO A ROTH IRA: If you are ineligible and convert a Regular IRA to a Roth IRA, all or a part of the amount you convert may be an excess contribution. (Examples may include conversions made when your Roth AGI exceeds $100,000 or because you fail to timely make the rollover contribution from the Regular IRA to the Roth IRA). In tax years after 1999, you may also have an excess contribution if your conversion is a "failed conversion" that is not timely corrected. You will have an excess contribution if the ineligible amounts you convert and the contributions you make to all your IRAs for the tax year exceed your IRA contribution limits for the year. To avoid the 6% excise tax on excess contributions, you must withdraw the excess contributions plus earnings before the due date of your tax return (plus extensions) or recharacterize the contribution, if permitted (SEE PART III. F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS ABOVE).

H. LOANS AND PROHIBITED TRANSACTIONS: You may not borrow from your IRA Plan (including Roth IRAs) or pledge it as security for a loan. A loan would disqualify your entire IRA Plan, and its full value(or taxable portions of your Roth IRA or non-deductible Regular IRA) would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code. A pledge of your IRA as security for a loan will cause a constructive distribution of the portion pledged and also be subject to the 10% penalty tax.

I. TAXABILITY OF REGULAR IRA DISTRIBUTIONS: Any cash distribution from your IRA Plan, other than a Roth IRA, is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment in the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount excludable from income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non-deductible IRA contributions bear to the balance of all IRAs of the individual.

J. TAXABILITY OF ROTH IRA DISTRIBUTIONS: "Qualified distributions" from a Roth IRA are not included in the taxpayer's gross income and are not subject to the additional ten percent (10%) early withdrawal penalty tax. To be a "qualified distribution," the distribution must satisfy a five-year holding period and meet one of the following four requirements: (1) be made on or after the date on which the individual attains age 591/2; (2) be made to a beneficiary or the individual's estate on or after the individual's death;
   (3) be attributable to the individual being disabled; or (4) be a distribution to pay for a "qualified" first-time home purchase (up to a lifetime limit of $10,000). The five-year holding period for escaping inclusion in income begins with the first day of the tax year in which any contribution (including a conversion from a Regular IRA) is made to a Roth IRA of the taxpayer. If the Roth IRA owner dies, this 5-taxable-year period is not redetermined for the Roth IRA while it is held in the name of a beneficiary or a surviving spouse who treats the decedent's Roth IRA as his or her own. However, a surviving spouse who treats the Roth IRA as his or her own, must receive any distributions as coming from the surviving spouse's own Roth IRA, thus it cannot be treated as being received by a beneficiary on or after the owner's death for purposes of determining whether the distribution is a "qualified distribution".

  If a distribution from a Roth IRA is not a "qualified distribution" and it includes earnings, the earnings distributed are includable in taxable income and may be subject to the 10% premature distribution penalty if the taxpayer is under age 59 1/2. Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includable in income, if the distribution is made within the

                                     QD- 7
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

  5-taxable-year period beginning on the first day of the individual's taxable year in which the conversion contribution was made. Only the portion of the conversion includable in income as a result of the conversion would be subject to the penalty tax under this rule. The 5-taxable-year period for this purpose is determined separately for each conversion contribution and may not be the same as the 5-taxable-year period used to determine whether a distribution from a Roth IRA is a "qualified distribution" or not. FOR THIS REASON, IT IS IMPORTANT THAT YOU KEEP TRACK OF WHEN YOUR CONVERSION CONTRIBUTIONS ARE MADE TO YOUR ROTH IRA. (SEE PART III. L., PREMATURE IRA DISTRIBUTIONS).

  Unlike Regular IRAs, distributions from Roth IRAs come first from regular contributions, then converted amounts on a first-in first-out basis, and last from earnings. Any distributions made before 2001 which are attributable to 1998 conversion contributions for which the 4-year income-tax spread is being utilized, will result in an acceleration of taxable income in the year of distribution up to the amount of the distribution allocable to the 1998 conversion. This amount is in addition to the amount otherwise includable in gross income for that taxable year as a result of the conversion, but not in excess of the amount required to be included over the 4-year period. This tax treatment would likewise apply in the case of distributions made by a surviving spouse who elects to continue the 4-year spread on death of the original owner of the Roth IRA.

  Generally, all Roth IRAs (both regular Roth IRAs and Roth Conversion IRAs) must be treated as one for purposes of determining the taxation of distributions. However, if a Roth IRA is held by an individual as beneficiary of a deceased Roth IRA owner, the 5-taxable-year period used to determine whether distributions are qualified or not is determined independently of the 5-year-taxable period for the beneficiary's own Roth IRAs. However, if a surviving spouse elects to treat the Roth IRA as his or her own, the 5-year-taxable period for all of the surviving spouse's Roth IRAs is the earlier of the end of either the 5-taxable-year period for the decedent or that applicable to the surviving spouse's own Roth IRAs.

  THE RULES FOR TAXING NON-QUALIFIED DISTRIBUTIONS AND PREMATURE DISTRIBUTIONS OF CONVERSION AMOUNTS FROM A ROTH IRA ARE COMPLEX. TO ENSURE THAT YOU RECEIVE THE TAX RESULT YOU DESIRE, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR BEFORE TAKING A DISTRIBUTION FROM A ROTH IRA.

K. LUMP SUM DISTRIBUTION: If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions to a Regular IRA or to a Roth IRA, or "qualified distributions" from a Roth IRA), and is not eligible for the special 5 or 10 year averaging tax rules under Code Section 402 on lump sum distributions which are used with other types of Qualified Retirement Plans.

L. PREMATURE IRA DISTRIBUTIONS: There is a 10% penalty tax on taxable amounts distributed from your IRA (including the taxable portion of any non-qualified distributions from a Roth IRA, or if you receive a distribution of conversion amounts within the five-year period beginning with the year of the conversion, any amounts distributed that were originally taxable as a result of the conversion) prior to the attainment of age 591/2, except for: (1) distributions made to a beneficiary on or after the owner's death; (2) distributions attributable to the owner's being disabled as defined in Code
   Section 72(m)(7); (3) distributions that are part of a series of substantially equal periodic payments (made at least annually) for the life of the annuitant or the joint lives of the annuitant and his or her beneficiary; (4) distributions made on or after January 1, 1997 for medical expenses which exceed 7.5% of the annuitant's adjusted gross income; (5) distributions made on or after January 1, 1997, to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more; (6) distributions made on or after January 1, 1998 for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; or (7) qualified first-time home buyer distributions made on or after January 1, 1998 (up to a lifetime maximum of $10,000) used within 120 days of withdrawal to buy, build or rebuild a first home that is the principal residence of the individual, his or her spouse, or any child, grandchild, or ancestor of the individual or spouse. Generally, the part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty. (BUT SEE ROTH IRA EXCEPTIONS BELOW). Also, beginning January 1, 2000, distributions to satisfy a levy issued by the IRS will also be exempt from the 10% penalty tax.

  Distributions from a SIMPLE Plan during the two-year period beginning on the date the employee first participated in the employer's SIMPLE Plan will be subject to a 25% (rather than 10%) premature distribution penalty tax.

  Distributions from a Roth IRA made before the expiration of the applicable 5 year holding period (see Taxability of Roth IRA Distributions) are not treated as qualified distributions and are subject to the 10% penalty tax to the extent they are includable in taxable income. In addition, any conversion amounts distributed within the five-year period beginning with the year in which the conversion occurred, are subject to the 10% penalty tax even if the distribution is not currently taxable as income, unless one of the above mentioned exceptions to the penalty tax applies. The penalty tax will only apply to the amount of the conversion that was includable in income as a result of the conversion (i.e., it will not apply to non-deductible contributions that were converted from the Regular IRA).

M. MINIMUM REQUIRED DISTRIBUTIONS: SEE PART II. F.1. AND F.2., NON-ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AND ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS. If a minimum distribution is not made from your IRA (including a Roth IRA) for a tax year in which it is required, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

N. GIFT AND ESTATE TAX CONSEQUENCES: The designation of a beneficiary to receive funds from a Regular or a Roth IRA is not considered a transfer subject to federal gift taxes. However, funds remaining in your IRA (Regular or Roth) at the time of your death are includable in your federal gross estate for tax purposes. In addition, if the owner of an IRA or Roth IRA transfers his or her IRA or Roth IRA to another individual by gift, the gift will be considered an assignment and cause the assets of the IRA or Roth IRA to be deemed distributed to the owner, and will no longer be treated as held in the IRA. The IRS has indicated that for gifts of a Roth IRA made prior to October 1, 1998, if the entire interest in the Roth IRA is reconveyed to the original Roth IRA owner prior to January 1, 1999, the IRS will disregard the gift and reconveyance for most tax purposes.

                                     QD- 8
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

O. MAXIMUM DISTRIBUTIONS: The Taxpayer Relief Act of 1997 repealed both the 15% excess accumulation estate tax and excess distribution excise tax which previously applied to excess retirement plan accumulations at death and excess lifetime retirement plan distributions. These rules are repealed for plan distributions made and decedents who die after December 31, 1996.

P. TAX FILING-REGULAR IRAS: You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and (2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on your regular Form 1040. In some years, you may be required to file Form 5329 and/or Form 8606 in connection with your Regular IRA. Form 5329 is filed as an attachment to Form 1040 or 1040A for any tax year that special penalty taxes apply to your IRA. If you make non-deductible contributions to a regular IRA, you must designate those contributions as non-deductible on Form 8606 and attach it to your Form 1040 or 1040A. There is a $100 penalty each time you overstate the amount of your non-deductible contributions unless you can prove the overstatement was due to reasonable cause. Additional information is required on Form 8606 in years you receive a distribution from a Regular IRA. There is a $50 penalty for each failure to file a required Form 8606 unless you can prove the failure was due to reasonable cause. For further information, consult the instructions for Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (including IRAs), Annuities, and Modified Endowment Contracts), Form 8606 and IRS Publication 590.

Q. TAX FILING-ROTH IRA: It is your responsibility to keep records of your regular and conversion contributions to a Roth IRA and to file any income tax forms the Internal Revenue Service may require of you as a Roth IRA owner. You will need this information to calculate your taxable income if any, when distributions from the Roth IRA begin. For example, conversion contributions must be reported to the Service on Form 8606. Form 5329 is required to be filed to the Service by you to report and remit any penalty or excise taxes. Consult the instructions to your tax return or your tax advisor for additional reporting requirements that may apply.

R. TAX ADVICE: ANLIC is providing this general information as required by regulations issued under the Internal Revenue Code and assumes no responsibility for its application to your particular tax situation. Please consult with your personal tax advisor regarding specific questions you may have.

  With respect to ROTH IRAS, you should be aware that Congress has recently enacted legislation that substantially revises the rules relating to distributions from and conversions to Roth IRAs which applies retroactive to January 1, 1998. Because of this, and because guidance regarding these changes has just recently been finalized by the Internal Revenue Service, you should consult with a tax advisor prior to establishing, making contributions to, or taking distributions from a Roth IRA, to ensure that you receive the tax result you anticipate.

S. ADDITIONAL INFORMATION: You may obtain more information about IRA Plans from any district office of the IRS and IRS Publication 590.

PART IV. STATUS OF ANLIC IRA PLAN:

INTERNAL REVENUE SERVICE APPROVAL LETTER: ANLIC has received approval from the Internal Revenue Service as to the form of Allocator 2000 Annuity (Form 850-000 3-96), for use in funding Regular IRA plans. It has also been approved as to form for use in funding a SIMPLE IRA. It has not, however, been submitted to the IRS for approval of its use as a Roth IRA, but it is expected that it will be in due course. You may be required to accept a revised Roth IRA endorsement if the IRS requires changes to your issued Roth IRA endorsement during the IRS approval process. Such approval, when received, is a determination only as to the form of the Annuity Contract, and does not represent a determination of the merits of the annuity.

PART V. FINANCIAL DISCLOSURE:

The following is a general description and required financial disclosure information for the variable annuity product, Allocator 2000 Annuity (Form 850-000 3-96) offered by ANLIC, hereafter referred to as the policy.

In order for you to achieve your retirement objectives, you should be prepared to make your IRA Plan a long term savings program. An IRA is not suited to short-term savings, nor was it intended to be by Congress, as indicated by the general rule that penalties apply to withdrawals before age 59 1/2, subject to certain exceptions (see PART III; PREMATURE IRA DISTRIBUTIONS). However, you should be aware of the values in your IRA Plan during the early years as well as at retirement.

Prior to the annuity date, the policy allows you to accumulate funds based on the investment experience of the assets underlying the policy in the Variable Account or the Fixed Account. Currently, the assets which underlie the Variable Account are invested exclusively in shares of mutual funds, the "Funds", managed or administered by several fund managers. Each of the Subaccounts of the Variable Account invest solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives which are described in the accompanying prospectus for the Funds which you would have received when making the purchase of your annuity. The accumulation value of your IRA Plan allocated to the Variable Account will vary in accordance with the investment performance of the Subaccounts you selected. Therefore, for assets in the Variable Account, you bear the entire investment risk prior to the annuity date.

Premium payments and subsequent allocations to the Fixed Account are placed in the general account of ANLIC which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (4.0%) or at higher rates declared by ANLIC.

ACCUMULATION VALUE: On the effective date, the accumulation value of the policy is equal to the premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units for each Subaccount credited to the policy by the current value of an accumulation unit for each Subaccount, and by adding the amount deposited in the Fixed Account, plus interest. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of

                                     QD- 9
                              IRA/SEP/SIMPLE/ROTH
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

accumulation units credited to the policy is decreased by any annual policy fee, any withdrawals and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

A valuation period is the period between successive valuation dates. It begins at the close of trading on the New York Stock Exchange on each valuation date and ends at the close of trading on the next succeeding valuation date. A valuation date is each day that the New York Stock Exchange is open for business.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals, as well as the deduction of any applicable charges under the policy. GROWTH IN THE ACCUMULATION VALUE BASED ON INVESTMENTS IN THE VARIABLE ACCOUNT IS NEITHER GUARANTEED NOR PROJECTED.

VALUE OF ACCUMULATION UNITS: The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the policy for mortality and expense risks, any daily administrative fee, and if applicable, any federal and state income tax charges.

CASH SURRENDER VALUE: The amount available for full or partial withdrawal, which is the accumulation value less any contingent deferred sales charge, any applicable premium taxes, and, in the case of a full withdrawal, the annual policy fee.

ANNUAL POLICY FEE: An annual policy fee of $42 is deducted from the accumulation value on the last valuation date of each policy year and on a full withdrawal if between policy anniversaries. This charge reimburses ANLIC for the administrative costs of maintaining the policy on ANLIC's system. ANLIC currently waives this fee if the policy account value exceeds $50,000 at the time the fee would be imposed.

DAILY ADMINISTRATIVE EXPENSE CHARGE: A daily charge at an annual rate of 0.10% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge, which is guaranteed not to be increased, is designed to reimburse ANLIC for administrative expenses incurred in connection with issuing the policy and ongoing administrative expenses incurred in connection with servicing and maintaining the policies. These expenses include the cost of processing the application and premium payment, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims, and overhead costs. No administrative expense charge is deducted from the amount in the Fixed Account.

MORTALITY AND EXPENSE RISK CHARGE: ANLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, ANLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account during the first 15 years of the policy. Beginning in the 16th policy year, this charge is reduced by 0.05% annually until it reaches 0.50% annually in policy year 30. The rate remains level thereafter. This charge is subtracted when determining the daily accumulation unit value. ANLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on ANLIC. Conversely, if the charge proves more than sufficient, any excess will be added to ANLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

TAXES: ANLIC will, where such taxes are imposed by state law upon the receipt of a premium payment, deduct premium taxes. If premium taxes are imposed upon annuitization, ANLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the policyowner's current state of residency, and the insurance laws and the status of ANLIC in states where premium taxes are incurred. Applicable premium tax rates are subject to change by legislation, administrative interpretations, or judicial acts. The owner will be notified of any applicable premium taxes.

PARTIAL AND FULL WITHDRAWALS: The owner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to ANLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. This withdrawal right may be restricted by Section 403(b)(11) of the Internal Revenue Code if the annuity is used in connection with a Section 403(b) retirement plan. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for a full or partial withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option.

SURRENDER CHARGE: Since no deduction for a sales charge is made from the premium payment, a surrender charge is imposed on certain partial and full withdrawals, and upon certain annuitizations to cover certain expenses relating to the distribution of the policies, including commissions to registered representatives and other promotional expenses.

The charge will be a percentage of the premium payments withdrawn or annuitized.

POLICY ANNIVERSARIES SINCE RECEIPT  SURRENDER CHARGE
        OF PREMIUM PAYMENT                RATE
----------------------------------  ----------------
                0                           8%
                1                           8%
                2                           8%
                3                           6%
                4                           4%
            5 or more                     None

                                     QD- 10
                              IRA/SEP/SIMPLE/ROTH
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

You may withdraw, in a policy year, 100% of the earnings since the last policy anniversary plus 10% of the policy account value at the time of the withdrawal, free of a surrender charges. In addition, you may withdraw 10% of deposits minus withdrawals made in a policy year without surrender charges. Surrender charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

In the case of a partial withdrawal or annuitization, the surrender charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the surrender charge is deducted from the amount paid to the owner. ANLIC may waive surrender charges under certain conditions.

SALES COMMISSIONS: No deductions are made from the premium payments for sales charges. To offset the costs of compensation and distribution expenses, a surrender charge as described above is imposed on certain partial and full withdrawals.

                                     QD- 11
                              IRA/SEP/SIMPLE/ROTH
                         ALLOCATOR 2000 ANNUITY: 2/2000

[ACACIA NATIONAL LIFE INSURANCE COMPANY LOGO]

                            ACACIA NATIONAL LIFE INSURANCE COMPANY

                            EMPLOYEE BENEFIT PLAN
                            INFORMATION STATEMENT
                            401(A) PENSION/PROFIT SHARING PLANS
                            403(B) ERISA PLANS
--------------------------------------------------------------------------------

For purchasers of a 401(a) Pension/Profit Sharing Plan, or 403(b) ERISA Plan, the purpose of this statement is to inform you as an independent Fiduciary of the Employee Benefit Plan, of the Sales Representative's relationship to and compensation from Acacia National Life Insurance Company (ANLIC), as well as to describe certain fees and charges under the Allocator 2000 Annuity (Form 850-000 3-96) being purchased from the Sales Representative.

The Sales Representative is appointed with ANLIC as its Sales Representative and is a Securities Registered Representative. In this position, the Sales Representative is employed to procure and submit to ANLIC applications for contracts, including applications for the Allocator 2000 Annuity.

COMMISSIONS, FEES AND CHARGES

The following commissions, fees and charges apply to the Allocator 2000 Annuity (policy):

SALES COMMISSION: No deductions are made from the premium payments for sales charges. Commissions paid by the Company to broker-dealers may vary, but are not expected to exceed 1% of premiums paid. Broker-dealers may also receive asset based administrative compensation of up to 1% (annualized). From time to time, additional sales incentives may be provided to broker-dealers.

ANNUAL POLICY FEE: An annual policy fee of $42 is deducted from the accumulation value on the last valuation date of each policy year and on a full withdrawal if between policy anniversaries. This charge reimburses ANLIC for the administrative costs of maintaining the policy on ANLIC's system. ANLIC currently waives this fee if the policy account value exceeds $50,000 at the time the fee would be imposed.

DAILY ADMINISTRATIVE FEE: The daily administrative fee is a daily charge at an annual rate of 0.10% of the accumulation value. This charge is guaranteed not to increase and is designed to reimburse ANLIC for administrative expenses of issuing, servicing and maintaining the policies. ANLIC does not expect to make a profit on this fee.

MORTALITY AND EXPENSE RISK CHARGE: ANLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, ANLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account during the first 15 years of the policy. Beginning in the 16th policy year, this charge is reduced by 0.05% annually until it reaches 0.50% annually in policy year 30. The rate remains level thereafter. This charge is subtracted when determining the daily accumulation unit value. ANLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on ANLIC. Conversely, if the charge proves more than sufficient, any excess will be added to ANLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.


PARTIAL AND FULL WITHDRAWALS: The policyowner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living by sending a written request to ANLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic partial withdrawals are available only on an annual mode. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option or as may be permitted under the Plan and the Internal Revenue Code and applicable regulations. The amount available for partial or full withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or if elected, all or any part may be paid out under an annuity income option.


SURRENDER CHARGE: Since no deduction for a sales charge is made from the premium payment, a surrender charge is imposed on certain partial and full withdrawals, and upon certain annuitizations to cover certain expenses relating to the distribution of the policies, including commissions to registered representatives and other promotional expenses.

The charge will be a percentage of the premium payments withdrawn or annuitized.

POLICY ANNIVERSARIES SINCE RECEIPT  SURRENDER CHARGE
        OF PREMIUM PAYMENT                RATE
----------------------------------  ----------------
                0                           8%
                1                           8%
                2                           8%
                3                           6%
                4                           4%
            5 or more                     None

You may withdraw, in a policy year, 100% of the earnings since the last policy anniversary plus 10% of the policy account value at the time of the withdrawal, free of a surrender charges. In addition, you may withdraw 10% of deposits minus withdrawals made in a policy year without surrender

                                    PENSION
charges. Surrender charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

In the case of a partial withdrawal or annuitization, the surrender charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the surrender charge is deducted from the amount paid to the owner. ANLIC may waive surrender charges under certain conditions.

TAXES: ANLIC will deduct premium taxes upon receipt of a premium payment or upon annuitization depending upon the requirements of the law of the state of the policyowner's residence. Premium taxes are subject to change by legislation, administrative interpretations, or judicial act.

FUND INVESTMENT ADVISORY FEES AND EXPENSES: At the direction of the policyowner, the Variable Account purchases shares of Funds which are available for investment under this policy. The net assets of the Variable Account will reflect the value of the Fund shares and therefore, investment advisory fees and other expenses of the Funds. A complete description of these fees and expenses is contained in the Funds' Prospectuses.

                                    PENSION

APPENDIX B



    AUTOMATIC REBALANCING, MODEL ASSET ALLOCATION, DOLLAR COST AVERAGING AND
                            INTEREST SWEEP PROGRAMS



     To assist the Owner in making a premium allocation decision among Sub-accounts, ANLIC offers automatic transfer programs. These programs are designed to meet individual needs of the Owner and are not guaranteed to improve performance of the Policy.



     The Owner may elect the Automatic Rebalancing Program which will adjust values in the Sub-accounts to align with a specific percentage of total value in the Variable Account. By placing a written allocation election form on file with ANLIC, the Owner may have amounts automatically transferred from the Sub-accounts on either a quarterly, semi-annual or annual basis. The Owner chooses the percentages to be used under the Automatic Rebalancing Program.



     Model Asset Allocation is offered through The Advisors Group, Inc. (TAG) in conjunction with the services of Ibbotson Associates who were among the first to develop the modern science of asset allocation. TAG representatives offer a service created by Ibbotson Associates to match the Owner's risk tolerance and investment objectives with a model Sub-account percentage allocation formula. To use this service, the Owner first completes a questionnaire about risk tolerance and Policy performance objectives. The TAG representative uses the completed responses to match the Owner's needs to one of ten different model percentage allocation formulas designed by Ibbotson. The Owner may then elect to follow the recommended percentage allocation formula, or select a different formula.



     Ibbotson Associates provides a valuable service to an Owner who seeks to follow the science of asset allocation. Some research studies have shown that the asset allocation decision is the single largest determinant of Portfolio performance. Asset allocation combines the concepts of asset-liability management, mean-variance optimization, simulation and economic forecasting. Its objectives are to match asset classes and strategies to achieve better returns, to reduce volatility and to attain specific goals such as avoidance of interest rate or market risk.



     As an alternative, ANLIC also offers the Owner the option to elect the Dollar Cost Averaging Program. Dollar cost averaging is a long term investment method that uses periodic premium allocations from the Money Market Sub-account to other Sub-accounts. Under the theory of dollar cost averaging, the Owner may pursue a strategy of regular and systematic purchases to take advantage of market value fluctuations. More Sub-account accumulation units will be purchased when Sub-account unit values are low and fewer units will be purchased when unit values are high. There is no guarantee that the Dollar Cost Averaging Program will protect against market loss or improve performance of the Policy.



     The Dollar Cost Averaging Program provides a valuable service to an Owner who is able to sustain a long term transfer schedule and who seeks to avoid the volatility often associated with equity investments.



     The Interest Sweep Program allows an Owner to systematically reallocate interest earnings from the Fixed Account to one or more of the Sub-accounts on a monthly, quarterly, semi-annual, or annual basis to meet your investment allocation percentages.



                             ALLOCATOR 2000 ANNUITY

                 ACACIA NATIONAL LIFE
                 INSURANCE COMPANY
                 SERVICE CENTER
                 P.O. BOX 82579
                 LINCOLN, NEBRASKA 68501

         Place
         STAMP
         Here

       ALLOCATOR 2000 ANNUITY(R)
       [ ] I WISH TO RECEIVE THE STATEMENT OF ADDITIONAL INFORMATION.
       SEND TO:
       NAME:
       ADDRESS:
       ------------------------------------------------------------------
       ------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
        ALLOCATOR 2000 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY

                                   Offered by

                     ACACIA NATIONAL LIFE INSURANCE COMPANY



This Statement of Additional Information expands upon subjects discussed in the Prospectus for the Allocator 2000 Flexible Premium Deferred Variable Annuity Policy ("Policy") offered by Acacia National Life Insurance Company ("ANLIC") and funded by Acacia National Variable Annuity Separate Account II ("Variable Account"). You may obtain a copy of the Prospectus dated May 1, 2000, by writing to ANLIC's Service Office, P.O. Box 82579, Lincoln, Nebraska 68501 or by telephoning 1-800-369-9407. The Prospectus is available in both printed and digital formats. Terms used in the Prospectus are incorporated into this Statement of Additional Information.



 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ
            ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.


                               Dated: May 1, 2000



TABLE OF CONTENTS
                                                                                                   Page
GENERAL PROVISIONS....................................................................................3
     The Policy.......................................................................................3
     Misstatement of Age or Sex.......................................................................3
     Nonparticipating.................................................................................3
     Periodic Reports.................................................................................3
     Policy Date......................................................................................3
     Termination......................................................................................3
     Owner and Joint Owner............................................................................3
     Beneficiary Change...............................................................................4
     Assignment.......................................................................................4
     Delay or Suspension of Payments..................................................................4
ACCUMULATION UNITS....................................................................................4
     Accumulation Units...............................................................................4
     Net Investment Factor............................................................................5
FIXED ACCOUNT.........................................................................................5
     General Description..............................................................................5
     Transfer Limitation..............................................................................6
     Fixed Account Value..............................................................................6
SURRENDER CHARGE CALCULATIONS.........................................................................6
PERFORMANCE DATA CALCULATIONS.........................................................................8
     Money Market Sub-account's Yield Calculation.....................................................8
     Other Sub-accounts' Yield Calculations...........................................................8
     Standardized Average Annual Total Return Calculations............................................9
     Non-Standardized Return Calculations.............................................................9
     Cumulative Total Return Calculations.............................................................9
PERFORMANCE FIGURES...................................................................................9
FEDERAL TAX MATTERS..................................................................................12
     Taxation of ANLIC...............................................................................12
     Tax Status of the Policies......................................................................12
     Withholding.....................................................................................12
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS....................................................13
DISTRIBUTION OF THE POLICIES.........................................................................14
STATE REGULATION.....................................................................................14
RECORDS AND REPORTS..................................................................................14
LEGAL MATTERS........................................................................................15
EXPERTS..............................................................................................15
OTHER INFORMATION....................................................................................15
FINANCIAL STATEMENTS.................................................................................15

        Throughout this Statement of Additional Information, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.

                               GENERAL PROVISIONS

THE POLICY
     The Policy is a flexible premium deferred variable annuity policy.
     (a) The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy also may be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy").


     (2) Before we will issue a Policy, we must receive a completed application. A minimum Premium Payment of $300 during the first Policy year is required.


     (3) The Policy, the application and any applicable riders are the entire contract. Only our Elected Officers can agree to change or waive any provisions of the Policy. Any change or waiver must be in writing and signed by such Elected Officers.

MISSTATEMENT OF AGE OR SEX
     If the age or sex of the Annuitant has been misstated, the benefits payable under the Policy will be equal to the benefits which the Premium Payments would have provided for the correct age or sex (if such distinction based upon sex is allowed by law).

     We may require proof of the age of the Annuitant before making any Annuity Payments under the Policy.

     If a misstatement of age or sex results in monthly income payments that are too large, the overpayments will be deducted from future payments. If we have made payments that are too small, the underpayment will be added to the next payment. Adjustments for overpayments or underpayment will include the compound interest rate used to determine the Annuity Payments.

NONPARTICIPATING
     No dividends will be paid. Neither you nor the Beneficiary will have the right to share in our surplus earnings or profits.

PERIODIC REPORTS
     At least once each Policy year, we will send you a statement showing your Policy Account Value as of a date not more than two months prior to the date of mailing. We also will send such statements as may be required by applicable state and federal laws, rules, and regulations.

POLICY DATE
     Policy months, years and Policy Anniversaries are measured from the Policy Date shown on the Policy.

TERMINATION
     The Policy will remain in force until surrendered for its Surrender Value, Annuity Payments begin, or the Death Benefit has been paid.

     If, after the first five Policy anniversaries, you have made no Premium Payments during a 24-month period and your then-current Policy Account Value totals less than $2,000, we have the right to pay you the total value of your account in a lump sum and cancel the Policy.

OWNER AND JOINT OWNER
     The Owner is the individual named as such in the application or in any later change shown in ANLIC's records. Only the Owner may exercise the rights under this Policy. There may be Joint Owners. If there are Joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. Joint Owners are not permitted for Policies issued in connection with Qualified Plans.







                             ALLOCATOR 2000 ANNUITY
                                      SAI 3

    If the Annuitant is not an Owner and the Annuitant dies before the Maturity Date, the Owner may name a new Annuitant. If the Owner doesn't name a new Annuitant, the Owner will become the Annuitant. If one of the Joint Annuitants dies prior to the Maturity Date, the survivor shall become the sole Annuitant.

BENEFICIARY CHANGE
    Unless the Beneficiary is irrevocable, you may change the named Beneficiary by sending a written request in a form acceptable to us to our Service Office. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by joint written request from you and such named Beneficiary.

    You need not send us the Policy unless we request it. When recorded and acknowledged by us, the change will be effective as of the date you signed the request. The change will not apply to any payments made or other action taken by us before we recorded and acknowledged the request.

ASSIGNMENT
    You may assign the Policy as collateral, unless prohibited elsewhere in the Prospectus or in the Policy itself. We will not be bound by the Assignment until a copy is filed with us. We assume no responsibility for determining whether an Assignment is valid or the extent of the assignee's interest.

    No Beneficiary may assign any benefits under the Policy until they are due and, to the extent permitted by law, payments are not subject to the debts of any Beneficiary nor to any judicial process for payment of the Beneficiary's debts.

DELAY OR SUSPENSION OF PAYMENTS
    We will normally pay a surrender or withdrawal within seven days after we receive your written request in our Service Office. However, transfers and payment of any amount from the Sub-accounts may be delayed or suspended whenever:

     (a) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC");

     (b) the SEC by order permits postponement for the protection of Owners; or

     (c) an emergency exists, as determined by the SEC, as a result of which disposal of the securities held in the Sub-accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

     Payment of any amounts from the Fixed Account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less the Guaranteed Minimum Interest Rate.

     Payments under the Policy of any amounts derived from Premium Payments paid by check may be delayed until such time as the check has cleared your bank.

                               ACCUMULATION UNITS

ACCUMULATION UNITS
     An Accumulation Unit is an accounting unit of measure used to calculate the value of your interest in the Sub-accounts. When a Net Premium Payment or transfer is allocated to a Sub-account, a certain number of Accumulation Units are credited to your Policy. The number of Accumulation Units is determined by dividing the dollar amount allocated to the Sub-account by the Accumulation Unit Value for that Sub-account as of the end of the Valuation Period in which the allocation is made.

     The Accumulation Unit Value for each Sub-account was arbitrarily set at ten dollars ($10) when the first investments were bought, except for the Social Money Market Sub-account which was set at one dollar ($1). The value for any later Valuation Period is determined by multiplying the Accumulation Unit Value for a Sub-account for the last prior Valuation Period by such Sub-account's "net investment factor" for the following Valuation Period.




                             ALLOCATOR 2000 ANNUITY
                                      SAI 4

Like the Policy Account Value, the Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

NET INVESTMENT FACTOR
     The "net investment factor" measures the investment performance of a Sub-account from one Valuation Period to the next. The net investment factor may be greater or less than one, so the value of a Sub-account may increase or decrease.

     The net investment factor for each Sub-account for any Valuation Period is determined by dividing (a) by (b), where:
     (a)  is the net result of:
          (1) the net asset value per share of the Portfolio shares held in the Sub-account determined as of the end of the current Valuation Period; plus
          (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-account, if the "ex-dividend" date occurs during the current Valuation Period;
               minus
          (3) an adjustment for the mortality and expense risk charge and the administrative expense charge; plus or minus
          (4) a per unit charge or credit for any taxes incurred by or reserved for in the Sub-account, which is determined by ANLIC to have resulted from the maintenance of the Sub-account; and
     (b)  is the net result of:
          (1) the net asset value per share of the Portfolio shares held in the Sub-account, determined as of the end of the immediately preceding Valuation Period; plus or minus
          (2) the per unit charge or credit for any taxes reserved for the immediately preceding Valuation Period.

                                  FIXED ACCOUNT

     The Prospectus and this Statement of Additional Information are generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the Fixed Account, see the Policy itself.

     Premium Payments allocated and amounts transferred to the Fixed Account become part of the General Account assets of ANLIC. Interests in the General Account have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940 Act, as amended (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and ANLIC has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus which relate to the Fixed Account.

GENERAL DESCRIPTION
     The General Account consists of all assets owned by ANLIC other than those in the Variable Account and other separate accounts. Subject to applicable law, ANLIC has sole discretion over the investment of the assets in the General Account.

     The General Account is supported by ANLIC's assets that are held in the General Account. Premium Payments applied and any amounts transferred to the General Account are credited with a fixed rate of interest for a specified period. This is the account known as the "Fixed Account".

     The allocation of Premium Payments and/or transfer of Policy Account Value to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, ANLIC guarantees that value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Interest rates will be determined on no less than an annual basis.


     Prior to the Maturity Date, you may elect to allocate Net Premium Payments to the Fixed Account or to transfer Policy Account Value to or from the Fixed Account (subject to certain restrictions upon transfers from the Fixed Account, as discussed, below).






                             ALLOCATOR 2000 ANNUITY
                                      SAI 5

TRANSFER LIMITATION
     The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary, plus 10% of:

     (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus
     (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
     (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

FIXED ACCOUNT VALUE


 We will credit all Net Premium Payments allocated to the Fixed Account to your Fixed Account Value. The Fixed Account Value at any time equals:



     (1)  The Net Premium Payments allocated to the Fixed Account; plus


     (2) The total of all amounts transferred to the Fixed Account from the Variable Account; minus
     (3) The total of all amounts transferred from the Fixed Account to the Variable Account, minus
     (4)  The total of all Policy fees attributable to the Fixed Account; minus
     (5) The total of all partial withdrawals from the Fixed Account (including any Surrender Charges); plus
     (6)  Interest.

     ANLIC'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE CURRENT INTEREST RATES. ANLIC CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE CURRENT INTEREST RATES, EXCEPT THAT ANLIC GUARANTEES THAT FUTURE CURRENT INTEREST RATES WILL NOT BE BELOW AN EFFECTIVE RATE OF 4% PER YEAR COMPOUNDED ANNUALLY. THE OWNER BEARS THE RISK THAT CURRENT INTEREST RATES WILL NOT EXCEED AN EFFECTIVE RATE OF 4% PER YEAR.

                          SURRENDER CHARGE CALCULATIONS

     Owners may, prior to the earlier of the Maturity Date or death, withdraw 100% of earnings since the last Policy Anniversary in all Sub-accounts and the Fixed Account free of Surrender Charges. Additionally, Owners may also withdraw free of Surrender Charges up to 10% of the Policy Account Value as of the last Policy Anniversary, plus 10% of
     (1) deposits since the last Policy Anniversary minus
     (2) withdrawals since the last Policy Anniversary.

     Surrender Charges are assessed on Premium Payments made within five years of a surrender or partial withdrawal. To determine the Surrender Charge for a particular Premium Payment, the Surrender Charge percentage is multiplied by the Premium Payment less any withdrawals previously allocated to the Premium Payment. The total Surrender Charge is then determined by summing the previous result over all Premium Payments used in the calculation. The Surrender Charge will be based on the excess of the surrender amount over the Free Withdrawal Amounts. This excess is distributed over the Premium Payments on a first-in, first-out basis until the excess is exhausted. Partial withdrawals will be charged based on the above method.

     There are no Surrender Charges assessed on distributions made upon the death of the Owner. The Surrender Charge percentages are as follows:


                                         Years 1-3                   8%
                                         Year 4                      6%
                                         Year 5                      4%
                                         Year 6                      0%

                                                      Example:
                                                 Premium Payments:

                                                02/10/90     $4,000
                                                12/10/90     $1,000
                                                06/02/91     $1,500
                                                08/21/92     $3,000
                                                10/02/95     $2,000
                                                01/12/95     $1,000




                             ALLOCATOR 2000 ANNUITY
                                      SAI 6

     WITHDRAWAL ONE - 05/12/92
        Requested Withdrawal Amount (not including the Surrender Charge)                                    $3,000.00
        Policy Account Value (before withdrawal)                                $7,114.45
        Policy Year Gain (free of charge)                                                                     $109.22
        Gross Premium Payments                                                                              $6,500.00
        10% Free Withdrawal Amount                                              6,500 X 0.10 =                $650.00
        Total Free Amount                                                       109.22 + 650 =                 759.22
        Non-Free Amount                                                         3,000 - 759.22 =             2,240.78



                                                                     Surrender      Surrender
        Premium Payment                                              Charge %       Charge
                                                                     ------------   ------------
                    $4,000                         x                    .08      =     320.00
                    $1,000                         x                    .08      =      80.00
                    $1,500                         x                    .08      =     120.00
        Total Surrender Charge                                                         520.00
        Partial Surrender Charge(2,240.78/.92)     x                    .08      =     194.85
        Total Withdrawal                                                             3,194.85
        Policy Account Value (after withdrawal)                                      3,919.60


     Only those Premium Payments made before May 12, 1992 will be used to determine the Surrender Charge. The $3,000 withdrawal is less than the first Premium Payment, therefore, we will use the Surrender Charge percentage on that Premium Payment. However, it seems that we are applying one surrender Charge percentage for all premiums. The reason is that the Surrender Charge for the first three years is 8%.

     Assume that your Policy Account Value is split among four Sub-accounts in the following proportions:

                    Sub-account 1               $ 784.02               .1102%
                    Sub-account 2               3,111.15               .4373%
                    Sub-account 3               1,730.23               .2432%
                    Sub-account 4               1,489.05               .2093%
                                              $ 7,114.45               1.000%


     The process for allocating the Surrender Charge among the Sub-accounts is as follows:


                    .1102 Sub-account 1         $ 784.01      -      12.04      =      $  771.97
                    .4373 Sub-account 2         3,111.15      -      47.76      =       3,063.39
                    .2432 Sub-account 3         1,730.23      -      26.56      =       1,703.67
                    .2093 Sub-account 4         1,489.05      -      22.86      =       1,466.19
                    .1102 Sub-account 1           771.97      -      71.63      =         700.34
                    .4373 Sub-account 2         3,063.39      -     284.25      =       2,779.14
                    .2432 Sub-account 3         1,703.67      -     158.08      =       1,545.59
                    .2093 Sub-account 4         1,466.19      -     136.04      =       1,330.15
                    .1102 Sub-account 1           700.34      -     268.41      =         431.93
                    .4373 Sub-account 2         2,779.14      -   1,065.10      =       1,714.04
                    .2432 Sub-account 3         1,545.59      -     592.35      =         953.25
                    .2093 Sub-account 4         1,330.15      -     509.78      =         820.38
                                                                                       ---------
                                                                                       $3,919.60



                             ALLOCATOR 2000 ANNUITY
                                      SAI 7

                          PERFORMANCE DATA CALCULATIONS

     We may advertise the yield and effective yield of the Money Market Sub-account. In addition, we may advertise yield and total returns for other Sub-accounts. All performance data calculations for the Sub-accounts will be in accordance with SEC rules and regulations.

MONEY MARKET SUB-ACCOUNT'S YIELD CALCULATION
     In accordance with regulations adopted by the SEC, if we disclose the annualized yield of the Calvert Social Money Market Sub-account for a seven-day period, it is required to be in a manner which does not take into consideration any realized or unrealized gains or losses of the Calvert Social Money Market Portfolio or on its portfolio securities. The annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Calvert Social Money Market Sub-account at the beginning of the seven-day period, dividing the net change in the value of the Sub-account by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Sub-account Value reflects the deduction for the Mortality and Expense Risk Charge and the Administrative Expense Charge as well as income and expenses accrued during the period. Because of these deductions, the yield for the Calvert Social Money Market Sub-account will be lower than the yield for the Calvert Social Money Market Portfolio.

     The SEC also permits us to disclose the effective yield of the Money Market Sub-account for the same seven-day period, determined on a weekly-compounded basis. The effective yield is calculated by compounding the base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:

              Effective Yield = [(Base period return + 1) 365/7 ] - 1

     The actual yield of the Social Money Market Sub-account is affected by: (1) changes in interest rates on money market securities; (2) the average portfolio maturity of the Calvert Social Money Market Portfolio; (3) the types and quality of securities held by the Calvert Social Money Market Portfolio; and (4) its operating expenses. The yield on amounts held in the Money Market Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.

OTHER SUB-ACCOUNTS' YIELD CALCULATIONS
     We may from time to time advertise or disclose the annualized yield for each Sub-account other than the Money Market Sub-account for 30-day (or one-month) periods. Calculation of the yield of a Sub-account begins with the income generated by an investment in the Sub-account over a specific 30-day (or one-month) period. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one-month) period is assumed to be generated during, and reinvested at the end of, each such period over a 360-day (or twelve-month) year. The 30-day (or one-month) yield is calculated according to the following formula:

              Yield = 2[(((a-b)/cd) + 1)(6) - 1]
where
     a = net investment income earned during the period by the Portfolio attributable to shares owned by the Sub-account;
     b = expenses accrued for the period (net of reimbursements);
     c = the average daily number of Accumulation Units outstanding during the period; and d = the maximum offering price per Accumulation Unit (i.e., net asset value per Accumulation Unit) on the last day in the period.

     Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Surrender Charge that may be applicable to a particular Policy. The yield on amounts held in the Sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an



                             ALLOCATOR 2000 ANNUITY
                                      SAI 8
indication or representation of future yields or rates of return. A Sub-account's actual yield is affected by the types and quality of the Portfolio's investments and the Portfolio's operating expenses.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN CALCULATIONS
     For each Sub-account, we may advertise standardized average annual total return calculated as prescribed by the rules of the SEC. The calculation assumes a single $1,000 Premium Payment made at the beginning of the stated period and a surrender at the end of the period. The ending redeemable value (i.e., the Surrender Value) reflects all recurring fees that are charged to Owner accounts, including the Annual Policy Fee, Administrative Expense Charge and Mortality and Expense Risk Charge, and any applicable Surrender Charge.

     Quotations of average annual total return are computed by finding the average annual compounded rates of return over a period of one, three, five, and ten years (or, if less, up to the life of the Portfolio), and up to the life of the Sub-Account that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              P(1 + T)n= ERV
where
     P = a hypothetical initial Premium Payment of $1,000;
     T = average annual total return;
     n = number of years in the period; and
     ERV = ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

NON-STANDARDIZED RETURN CALCULATIONS
     In addition to the standardized calculation described above, we may disclose non-standardized total returns and non-standardized average annual total returns for each Sub-account. Like the standardized calculation, non-standardized calculations assume a single $1,000 Premium Payment made at the beginning of the stated period. However, non-standardized calculations do not assume a surrender at the end of the period or reflect recurring separate account charges. Non-standardized total returns represent the percentage change in Accumulation Unit Value with respect to periods of one year or less. Non-standardized average annual total returns represent the average annual change in Accumulation Unit Value over the stated period. For periods of one year or less, the two non-standardized rates of return are equal. For periods greater than one year, the non-standardized average annual total return is the effective annual compounded rate of return.

CUMULATIVE TOTAL RETURN CALCULATIONS
     We may also disclose cumulative total return for each Sub-account. Cumulative total return is non-standardized and unaveraged. It reflects the simple percentage change in value of a hypothetical investment in a Sub-account over the stated period. Cumulative total return is calculated using the following formula:

              CTR = (ERV / P) - 1
where
     CTR = the cumulative total return net of Sub-account recurring charges for the period;
     ERV = ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof); and P = a hypothetical initial Premium Payment of $1,000.

                               PERFORMANCE FIGURES

     The performance information provided in the tables below is as of December 31, 1999, and reflects only the performance of a Policy's allocation to the Sub-accounts during the time period on which the calculations are based. For periods prior to the inception date of a Sub-account, performance information represents hypothetical returns based on the performance of the corresponding Portfolio and the assumption that the Sub-account had been in existence for the period indicated. All returns for periods greater than one year are annualized. Performance information provided for any given past period is not an indication or representation of future rates of return.



                             ALLOCATOR 2000 ANNUITY
                                      SAI 9

     The yield for the Money Market Sub-account for the seven-day period ending December 31, 1999 on an annualized basis, was 4.71%. The effective yield for the Money Market Sub-account for the seven-day period ending December 31, 1999, on an annualized basis, was 4.82%.

     Standardized Average Annual Total Return - reflects historical investment results based on a $1,000 hypothetical investment over the period indicated, less separate account and underlying charges. The separate account charges include an annual policy fee, an administrative expense charge, a mortality and expense risk charge, and any surrender charge applicable if an owner surrendered the policy at the end of the period indicated. The underlying portfolio charges include management fees and other operating expenses.


                                       SUBACCOUNT                                                10 YEAR OR SINCE
                                        INCEPTION      1 YEAR       3 YEAR       5 YEAR          SUB-ACCOUNT
                                          DATE                                                   INCEPTION
-----------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
   Growth                                8/26/96          23.83%     32.09%        N/A             31.60%
   MidCap Growth                         8/26/96          21.97%     21.92%        N/A             18.59%
   Small Cap Growth                      8/26/96          33.37%     19.05%        N/A
CALVERT VARIABLE SERIES INC.
   Calvert Social Money Market           8/26/96          -4.65%      1.01%        N/A               .26%
   Calvert Social Small Cap Growth       8/26/96           9.67%     13.94%        N/A             -8.94%
   Calvert Social Mid Cap Growth         5/01/97          -2.56%     16.06%        N/A             16.06%
   Calvert Social International Equity   5/01/97          22.88%     17.46%        N/A             17.46%
   Calvert Social Balanced Portfolio     8/26/96           2.63%     12.42%        N/A             15.17%

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

   Equity 500 Index                      5/01/00         N/A        N/A            N/A            N/A
   Small Cap Index                       5/01/00         N/A        N/A            N/A            N/A
   EAFE Equity Index                     5/01/00         N/A        N/A            N/A            N/A
VARIABLE INSURANCE PRODUCTS FUND
   Equity-Income: Service Class 2        5/01/00         N/A        N/A            N/A            N/A
   High Income: Service Class 2          5/01/00         N/A        N/A            N/A            N/A
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund: Service Class 2           5/01/00         N/A        N/A            N/A            N/A
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
   Limited Maturity Bond                 8/26/96          -7.97%      0.10%        N/A              1.37%
   Growth                                8/26/96          40.25%     27.38%        N/A             19.20%
   Partners                              5/01/00         N/A        N/A            N/A            N/A
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Aggressive Growth                     5/01/97          72.98%     28.59%        N/A             28.59%
   Capital Appreciation                  5/01/97          31.64%     27.05%        N/A             27.05%
   Main Street Growth & Income           5/01/97          11.97%     15.40%        N/A             15.40%
   Strategic Bond                        5/01/97          -6.64%      0.71%        N/A              0.71%
   High Income                           5/01/97          -5.20%      1.46%        N/A              1.46%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Templeton Asset Strategy  - Class 2   5/01/00         N/A        N/A            N/A            N/A
   Templeton International Securities -
   Class 2                               5/01/00         N/A        N/A            N/A            N/A
VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Hard Assets Fund            8/26/96          11.27%    -10.91%        N/A            -19.26%




                             ALLOCATOR 2000 ANNUITY
                                     SAI 10

     Non-Standardized Average Annual Total Return - reflects historical investment results based on a $1000 hypothetical investment over the period indicated, less the underlying portfolio charges consisting of management fees and other operating expenses. The returns do not reflect recurring separate account charges or the maximum Surrender Charge that would apply for the period indicated. If reflected, those deductions would reduce the performance quoted.

                                        PORTFOLIO                              10 YEAR OR SINCE
                                        INCEPTION      1 YEAR       5 YEAR          PORTFOLIO
                                          DATE                                      INCEPTION
-----------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
   Growth                                1/09/89        33.74%       30.94%           22.89%
   MidCap Growth                         5/03/93        31.85%       26.14%           24.72%
   Small Cap Growth                      9/21/88        43.42%       22.64%           18.22%
CALVERT VARIABLE SERIES INC.
   Calvert Social Money Market           6/30/92         4.85%        5.10%            4.46%
   Calvert Social Small Cap Growth       3/15/95        19.38%      N/A                8.60%
   Calvert Social Mid Cap Growth         7/16/91         6.97%       20.80%           14.06%
   Calvert Social International Equity   6/30/92        32.78%       18.06%           14.72%
   Calvert Social Balanced               9/02/86        12.23%       18.02%           12.05%
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
   Equity 500 Index                     10/01/97       N/A          N/A              N/A
   Small Cap Index                       8/25/97       N/A          N/A              N/A
   EAFE Equity Index                     8/22/97       N/A          N/A              N/A
VARIABLE INSURANCE PRODUCTS FUND
   Equity-Income: Service Class 2       10/09/86       N/A          N/A              N/A
   High Income: Service Class 2          9/19/85       N/A          N/A              N/A
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund: Service Class 2           1/03/95       N/A          N/A              N/A
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
   Limited Maturity Bond Portfolio       9/10/84         1.48%        5.52%            5.86%
   Growth Portfolio                      9/10/84        50.40%       26.37%           15.61%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Aggressive Growth                     8/15/86        83.60%       29.70%           20.43%
   Capital Appreciation                  4/03/85        41.66%       30.65%           18.46%
   Main Street Growth & Income           7/05/95        21.71%      N/A               25.80%
   Strategic Bond                        5/03/93         2.83%        8.25%            6.18%
   High Income                           4/30/86         4.29%       10.24%           12.65%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Templeton Asset Strategy  - Class 2  11/28/88       N/A          N/A              N/A
Templeton International Securities -
   Class 2                               5/01/92       N/A          N/A              N/A
VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Hard Assets Fund             9/1/89        21.00%        1.49%            3.06%




                             ALLOCATOR 2000 ANNUITY
                                     SAI 11

                               FEDERAL TAX MATTERS

TAXATION OF ANLIC
     ANLIC is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Since the Variable Account is not an entity separate from ANLIC and its operations form a part of ANLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Account Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, we believe that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

TAX STATUS OF THE POLICIES
     Section 817(h) of the Code provides that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio, intends to comply with the diversification requirements prescribed by the Treasury Department in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. We do not control any of the Funds or their Portfolios' investments. However, we have entered into an agreement regarding participation in each Fund, which requires each participating Portfolio to be operated in compliance with the diversification requirements prescribed by the Treasury.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyholder), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Account Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

QUALIFIED POLICIES
     The Policies are designed for use with several types of qualified plans. The following are brief descriptions of qualified plans with which the policies may be used:

     a. H.R. 10 Plans--Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees. Such plans commonly are referred to as "H.R. 10" or "Keogh" plans. Taxation of plan participants depends on the specified plan.

         The Code governs such plans with respect to maximum contributions, distribution dates, non-forfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document,



                             ALLOCATOR 2000 ANNUITY
                                     SAI 12
         usually in prototype form preapproved by the Internal Revenue
         Service, is adopted and implemented by the employer. When issued in connection with H.R. 10 plans, a Policy may be subject to special requirements to conform to the requirements under such plans. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

     b. Individual Retirement Annuities--Section 408 of the Code permits certain individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA." IRA's are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of a Policy for use with an IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

     c. Roth IRAs--Section 408A of the Code permits certain individuals to establish an individual retirement program known as a "Roth Individual Retirement Annuity" or a "Roth IRA." Roth IRAs are subject to limits on eligibility and maximum contributions. Unlike regular IRAs, Roth IRAs are not subject to minimum distribution requirements at age 70 1/2. In addition, certain qualified distributions from a Roth IRA may not be subject to federal income tax on withdrawal. Distributions from other types of qualified plans may not, as a general rule, be rolled over to a Roth IRA. However, a regular IRA can be converted to a Roth IRA in certain circumstances. Sales of a Policy for use as a Roth IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Roth IRA Policy will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

     d. SIMPLE IRAs--Section 408(p) of the Code permits certain small employers to establish a "SIMPLE Individual Annuity" or "SIMPLE IRA" plan for the benefit of its eligible employees. Employers who maintain SIMPLE IRA plans make a specified amount of either matching or non-elective contributions to SIMPLE IRAs of eligible employees. Employees may also make salary deferred contributions to their SIMPLE IRAs. The Code specifies limits on eligibility, contributions, and the timing of distributions, among other things. Sales of SIMPLE IRAs may be subject to special requirements of the Internal Revenue Service. Purchasers of a SIMPLE IRA Policy will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

     e. Corporation Pension and Profit Sharing Plans--Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Policies in order to provide benefits under the plans.

     Generally, where the Policy is purchased by a qualified plan, the tax-deferral feature is provided through the qualified plan and the tax-deferral feature of the Policy is not necessary and does not provide any additional tax deferred treatment of earnings.

     The Policy does provide features unavailable in other products, such as lifetime income payments, family protection through the Death Benefit, and certain guarantees of fees and expenses. Fees imposed by the Policy may be higher than alternative investments, such as mutual funds, as a result of offering these features.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We cannot guarantee that shares of the Portfolios currently being offered will be available in the future for investment of Premium Payments or for transfers. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Funds that are held by the Variable Account (or any Sub-account) that the Variable Account (or any Sub-account) may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of any of the Funds or a Portfolio are no longer available for investment, or if in our judgment further investment in


                             ALLOCATOR 2000 ANNUITY
                                     SAI 13
any Portfolio should become inappropriate in view of the objectives and policies of the Sub-account. We will not substitute any shares attributable to an Owner's interest in a Sub-account without notice and prior approval of the SEC and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

     We also reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in a new Portfolio of one of the Funds, or in shares of another investment company or suitable investment, with a specified investment objective. New Sub-accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Sub-accounts will be made available to existing Owners on a basis to be determined by us. We may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other ANLIC separate accounts.

                          DISTRIBUTION OF THE POLICIES

     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell our variable annuity insurance policies, and who are also registered representatives of The Advisors Group, Inc. ("TAG") or registered representatives of broker/dealers who have selling agreements with TAG or registered representatives of broker/dealers who have selling agreements with such broker/dealers. TAG, whose address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814, is a registered broker/dealer under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). TAG is a second tier wholly-owned subsidiary of Acacia Life Insurance Company of Washington, D.C. TAG acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as of other variable life policies) pursuant to an underwriting agreement with ANLIC. The Policies are offered and sold only in those states where their sale is lawful.

     We will refund any Premium Payments paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is canceled during the Free Look Period.

     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. Agent commissions will vary, but in any event will not exceed 5% of Premium Payments made.

                                STATE REGULATION

     We are subject to the insurance laws and regulations of states within which we are licensed or may become licensed to operate. Generally, the insurance department of a state applies the laws of the state of the insurance company's domicile in determining permissible investments by that insurance company. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by the state in which it is delivered.

                               RECORDS AND REPORTS

     All records and accounts relating to the Variable Account will be maintained by ANLIC. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.




                             ALLOCATOR 2000 ANNUITY
                                     SAI 14

                                  LEGAL MATTERS

     Matters of the Commonwealth of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations thereunder, have been passed upon by Robert-John H. Sands, Senior Vice President and General Counsel.

                                     EXPERTS


     The statutory basis financial statements of ANLIC as of December 31, 1999 and for the year then ended, and the financial statements of the subaccounts of Separate Account II as of December 31, 1999 and for the year then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
     The statutory basis financial statements of ANLIC as of December 31, 1998 and for the year then ended, and the financial statements of the subaccounts of Separate Account II for the year ended December 31, 1998, included in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                                OTHER INFORMATION

     A Registration Statement has been filed with the SEC under the 1933 Act with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

     We have included financial statements of ANLIC and of the Variable Account in this Statement of Additional Information. The financial statements of ANLIC should be considered only as bearing on ANLIC's ability to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



                             ALLOCATOR 2000 ANNUITY
                                     SAI 15

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Acacia National Life Insurance Company
Bethesda, Maryland

We have audited the accompanying statement of net assets of each of the subaccounts of Acacia National Variable Annuity Separate Account II (comprising, respectively, the Social Money Market Portfolio, Social Balanced Portfolio, Social Small Cap Growth Portfolio, Social Mid Cap Growth Portfolio, and Social International Equity Portfolio of the Calvert Variable Series, Inc.; the Growth Portfolio, MidCap Growth Portfolio, and Small Capitalization Portfolio of the Alger American Fund; the Stock Index Portfolio of the Dreyfus Stock Index Fund; the Limited Maturity Bond Portfolio, and the Growth Portfolio of the Neuberger & Berman Advisers Management Trust; the International Stock Fund II Portfolio, and Discovery Fund II Portfolio of the Strong Variable Insurance Funds, Inc.; the Worldwide Hard Assets Portfolio of the Van Eck Worldwide Insurance Trust; and the Capital Appreciation Portfolio, Aggressive Growth Portfolio, Growth and Income Portfolio, High Income Portfolio, and Strategic Bond Portfolio of the Oppenheimer Variable Accounts Fund) as of December 31, 1999, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such 1999 financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Acacia National Variable Annuity Separate Account II as of December 31, 1999, and the results of its operations and changes in net assets for the year then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
April 7, 2000

                                     F-I- 1

[PRICEWATERHOUSECOOPERS LOGO]


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Acacia National Life Insurance Company and Contract Owners of Acacia National Variable Annuity Separate Account II

In our opinion, the accompanying statements of operations and changes in net assets present fairly, in all material respects, the results of their operations and changes in their net assets of each of the following sub-accounts comprising the Acacia National Variable Annuity Separate Account II (the Account): the Social Money Market Portfolio, Social Balanced Portfolio, Social Small Cap Growth Portfolio, Social Mid Cap Growth Portfolio, and Social International Equity Portfolio of the Calvert Variable Series, Inc.; the Growth Portfolio, MidCap Growth Portfolio, and Small Capitalization Portfolio of The Alger American Fund; the Stock Index Portfolio of the Dreyfus Stock Index Fund; the Limited Maturity Bond Portfolio, and Growth Portfolio of the Neuberger & Berman Advisers Management Trust; the International Stock Fund II Portfolio, and Discovery Fund II Portfolio of the Strong Variable Insurance Funds, Inc.; the Worldwide Hard Assets Portfolio of the Van Eck Worldwide Insurance Trust; and the Capital Appreciation Portfolio, Aggressive Growth Portfolio, Growth and Income Portfolio, High Income Portfolio, and Strategic Bond Portfolio of the Oppenheimer Variable Accounts Fund for the period presented in the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States. The financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                          [/s/ PRICEWATERHOUSECOOPERS LLP]

Washington, D.C.
April 30, 1999

                                     F-I- 2

                        ACACIA NATIONAL VARIABLE ANNUITY

                              SEPARATE ACCOUNT II
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999


                                                              INVESTMENT    DUE (TO)/FROM
                                                             AT NET ASSET      GENERAL
                                                                VALUE          ACCOUNT         TOTAL
                                                             ------------   -------------   -----------
ASSETS
  CALVERT VARIABLE SERIES, INC.
    Social Money Market Portfolio -- 4,226,091.270 shares
      at $1.00 per share (cost $4,226,091).................   $4,226,091      $  6,939      $ 4,233,030
    Social Balanced Portfolio -- 975,070.225 shares at
      $2.169 per share (cost $2,100,498)...................    2,114,928           (36)       2,114,892
    Social Small Cap Growth Portfolio -- 57,449.134 shares
      at $13.27 per share (cost $609,956)..................      762,349            (9)         762,340
    Social Mid Cap Growth Portfolio -- 45,244.678 shares at
      $30.03 per share (cost $1,479,587)...................    1,358,698         3,008        1,361,706
    Social International Equity Portfolio -- 84,610.179
      shares at $25.66 per share (cost $1,812,959).........    2,171,098           747        2,171,845
  THE ALGER AMERICAN FUND:
    Growth Portfolio -- 173,314.032 shares at $64.38 per
      share (cost $8,581,219)..............................   11,157,958        13,350       11,171,308
    Midcap Growth Portfolio -- 112,063.075 shares at $32.23
      per share (cost $3,133,338)..........................    3,611,792           804        3,612,596
    Small Capitalization Portfolio -- 115,815.126 shares at
      $55.15 per share (cost $4,575,370)...................    6,387,205        13,266        6,400,471
  DREYFUS STOCK INDEX FUND:
    Stock Index Portfolio -- 526,407.158 shares at $38.45
      per share (cost $15,357,246).........................   20,240,355       117,487       20,357,842
  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:
    Limited Maturity Bond Portfolio -- 543,932.893 shares
      at $13.24 per share (cost $7,388,035)................    7,201,672        87,226        7,288,898
    Growth Portfolio -- 120,040.319 shares at $37.27 per
      share (cost $2,979,761)..............................    4,473,902        68,518        4,542,420
  STRONG VARIABLE INSURANCE FUNDS, INC.:
    International Stock Fund II Portfolio -- 314,664.927
      shares at $16.37 per share (cost $3,137,187).........    5,151,065         4,763        5,155,828
    Discovery Fund II Portfolio -- 14,549.140 shares at
      $11.38 per share (cost $197,520).....................      165,569            --          165,569
  VAN ECK WORLDWIDE INSURANCE TRUST:
    Worldwide Hard Assets Portfolio -- 129,608.198 shares
      at $10.96 per share (cost $1,510,168)................    1,420,506        21,427        1,441,933
  OPPENHEIMER VARIABLE ACCOUNTS FUND
    Capital Appreciation Portfolio -- 151,768.173 shares at
      $49.84 per share (cost $5,216,525)...................    7,564,126       102,432        7,666,558
    Aggressive Growth Portfolio -- 52,128.516 shares at
      $82.31 per share (cost $2,267,517)...................    4,290,698        80,725        4,371,423
    Growth and Income Portfolio -- 172,300.979 shares at
      $24.63 per share (cost $3,617,016)...................    4,243,773        22,322        4,266,095
    High Income Portfolio -- 203,690.254 shares at $10.72
      per share (cost $2,246,933)..........................    2,183,560           878        2,184,438
    Strategic Bond Portfolio -- 251,470.322 shares at $4.97
      per share (cost $1,257,719)..........................    1,249,808            --        1,249,808
                                                                                            -----------
    NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS.........                                 $90,519,000
                                                                                            ===========


The accompanying notes are an integral part of these financial statements.

                                     F-I- 3

                        ACACIA NATIONAL VARIABLE ANNUITY

                              SEPARATE ACCOUNT II
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                 CALVERT VARIABLE SERIES, INC.
                                                          --------------------------------------------
                                                                                              SOCIAL
                                                             SOCIAL           SOCIAL         SMALL CAP
                                                          MONEY MARKET       BALANCED         GROWTH
                                                           PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                          ------------       ---------       ---------
1999
INVESTMENT INCOME:
  Dividend distributions received.....................      $138,880         $ 45,695        $    280
  Mortality and expense risk charge...................        40,289           18,935           5,648
                                                            --------         --------        --------
NET INVESTMENT INCOME (LOSS)..........................        98,591           26,760          (5,368)
                                                            --------         --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions.....................            --          156,551              --
  Net change in unrealized appreciation
     (depreciation)...................................         5,936           16,325         169,436
                                                            --------         --------        --------
NET GAIN (LOSS) ON INVESTMENTS........................         5,936          172,876         169,436
                                                            --------         --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................      $104,527         $199,636        $164,068
                                                            ========         ========        ========
1998
INVESTMENT INCOME:
  Dividend and capital distributions received.........      $ 99,957         $ 77,846        $  4,815
  Mortality and expense risk charge...................        31,303            9,942           4,864
                                                            --------         --------        --------
NET INVESTMENT INCOME (LOSS)..........................        68,654           67,904             (49)
                                                            --------         --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from redemption of fund
     shares...........................................            --           16,551         (42,746)
  Net change in unrealized appreciation
     (depreciation)...................................            --           13,903          (5,564)
                                                            --------         --------        --------
NET GAIN (LOSS) ON INVESTMENTS........................            --           30,454         (48,310)
                                                            --------         --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................      $ 68,654         $ 98,358        $(48,359)
                                                            ========         ========        ========

The accompanying notes are an integral part of these financial statements.

                                     F-I- 4

                                                                                 DREYFUS
                                                                                  STOCK
    CALVERT VARIABLE SERIES, INC.            THE ALGER AMERICAN FUND           INDEX FUND
    ------------------------------   ---------------------------------------   -----------
                        SOCIAL
        SOCIAL       INTERNATIONAL                 MID CAP        SMALL
    MID CAP GROWTH      EQUITY         GROWTH      GROWTH     CAPITALIZATION   STOCK INDEX
      PORTFOLIO        PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO
    --------------   -------------   ----------   ---------   --------------   -----------
      $      --        $  1,104      $    8,290   $     --      $       --     $  176,826
         14,833          16,059          87,337     28,346          51,505        183,488
      ---------        --------      ----------   --------      ----------     ----------
        (14,833)        (14,955)        (79,047)   (28,346)        (51,505)        (6,662)
      ---------        --------      ----------   --------      ----------     ----------
        104,939         152,903         566,013    319,747         491,028        153,602
       (105,660)        387,042       1,793,655    487,608       1,377,278      2,703,310
      ---------        --------      ----------   --------      ----------     ----------
           (721)        539,945       2,359,668    807,355       1,868,306      2,856,912
      ---------        --------      ----------   --------      ----------     ----------
        (15,554)
      $                $524,990      $2,280,621   $779,009      $1,816,801     $2,850,250
      =========        ========      ==========   ========      ==========     ==========
      $ 113,069        $ 63,989      $  405,331   $ 88,825      $  269,251     $  320,587
          5,540           5,262          39,319     15,029          30,197        112,282
      ---------        --------      ----------   --------      ----------     ----------
        107,529          58,727         366,012     73,796         239,054        208,305
      ---------        --------      ----------   --------      ----------     ----------
          2,888           2,838         155,749    103,565          53,800        302,629
         (4,743)        (20,653)        614,806    (92,375)        306,780      1,557,275
      ---------        --------      ----------   --------      ----------     ----------
         (1,855)        (17,815)        770,555     11,190         360,580      1,859,904
      ---------        --------      ----------   --------      ----------     ----------
        105,674
      $                $ 40,912      $1,136,567   $ 84,986      $  599,634     $2,068,209
      =========        ========      ==========   ========      ==========     ==========

                                     F-I- 5

                        ACACIA NATIONAL VARIABLE ANNUITY
                              SEPARATE ACCOUNT II
                            STATEMENTS OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1999 AND 1998

                                                      NEUBERGER & BERMAN             STRONG VARIABLE
                                                   ADVISERS MANAGEMENT TRUST      INSURANCE FUNDS, INC.
                                                   -------------------------    --------------------------
                                                    LIMITED
                                                    MATURITY                    INTERNATIONAL    DISCOVERY
                                                      BOND         GROWTH       STOCK FUND II     FUND II
                                                   PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                   ----------    -----------    -------------    ---------
                     1999
INVESTMENT INCOME:
  Dividend distributions received..............    $ 313,904     $       --      $   12,800      $     --
  Mortality and expense risk charge............       74,860         38,204          29,178         2,532
                                                   ---------     ----------      ----------      --------
NET INVESTMENT INCOME (LOSS)...................      239,044        (38,204)        (16,378)       (2,532)
                                                   ---------     ----------      ----------      --------
REALIZED AND UNREALIZED GAIN(LOSS) ON
  INVESTMENTS:
  Net realized gain distributions..............           --        150,594              --        34,121
  Net change in unrealized appreciation
     (depreciation)............................     (216,540)     1,403,550       2,510,546       (40,890)
                                                   ---------     ----------      ----------      --------
NET GAIN (LOSS) ON INVESTMENTS.................     (216,540)     1,554,144       2,510,546        (6,769)
                                                   ---------     ----------      ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................    $  22,504     $1,515,940      $2,494,168      $ (9,301)
                                                   =========     ==========      ==========      ========
                     1998
INVESTMENT INCOME:
  Dividend and capital gains distributions
     received..................................    $ 184,703     $  417,995      $   78,354      $  2,440
  Mortality and expense risk charge............       52,410         26,566          36,712         2,739
                                                   ---------     ----------      ----------      --------
NET INVESTMENT INCOME (LOSS)...................      132,293        391,429          41,642          (299)
                                                   ---------     ----------      ----------      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) from redemption of
     fund shares...............................       (1,905)       (19,136)       (191,046)       13,684
  Net change in unrealized appreciation
     (depreciation)............................      (24,125)       (63,935)        (39,660)       (5,619)
                                                   ---------     ----------      ----------      --------
NET GAIN (LOSS) ON INVESTMENTS.................      (26,030)       (83,071)       (230,706)        8,065
                                                   ---------     ----------      ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................    $ 106,263     $  308,358      $ (189,064)     $  7,766
                                                   =========     ==========      ==========      ========

The accompanying notes are an integral part of these financial statements.

                                     F-I- 6

         VAN ECK
        WORLDWIDE
     INSURANCE TRUST                  OPPENHEIMER VARIABLE ACCOUNTS FUND
     ---------------   ----------------------------------------------------------------
        WORLDWIDE        CAPITAL      AGGRESSIVE   GROWTH AND                 STRATEGIC
       HARD ASSETS     APPRECIATION     GROWTH       INCOME     HIGH INCOME     BOND
        PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
     ---------------   ------------   ----------   ----------   -----------   ---------
        $  15,597       $   14,987    $       --    $ 11,448     $111,232     $ 49,315
           14,014           63,197        32,487      37,359       21,312       12,122
        ---------       ----------    ----------    --------     --------     --------
            1,583          (48,210)      (32,487)    (25,911)      89,920       37,193
        ---------       ----------    ----------    --------     --------     --------
               --          164,627            --      19,287           --           --
          211,871        1,959,208     1,890,645     620,318      (23,928)     (12,580)
        ---------       ----------    ----------    --------     --------     --------
          211,871        2,123,835     1,890,645     639,605      (23,928)     (12,580)
        ---------       ----------    ----------    --------     --------     --------
        $ 213,454       $2,075,625    $1,858,158    $613,694     $ 65,992     $ 24,613
        =========       ==========    ==========    ========     ========     ========
        $  88,463       $  188,491    $   25,650    $ 49,612     $ 34,016     $  5,473
           10,287           35,729        17,021      18,232       12,214        4,594
        ---------       ----------    ----------    --------     --------     --------
           78,176          152,762         8,629      31,380       21,802          879
        ---------       ----------    ----------    --------     --------     --------
          (88,651)          30,966        27,104      15,370       (6,596)      (1,033)
         (282,297)         375,574       141,899     (10,583)     (40,830)       4,888
        ---------       ----------    ----------    --------     --------     --------
         (370,948)         406,540       169,003       4,787      (47,426)       3,855
        ---------       ----------    ----------    --------     --------     --------
        $(292,772)      $  559,302    $  177,632    $ 36,167     $(25,624)    $  4,734
        =========       ==========    ==========    ========     ========     ========

                                     F-I- 7

                        ACACIA NATIONAL VARIABLE ANNUITY

                              SEPARATE ACCOUNT II
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                   CALVERT VARIABLE SERIES, INC.
                                                              ---------------------------------------
                                                                                             SOCIAL
                                                                 SOCIAL         SOCIAL      SMALL CAP
                                                              MONEY MARKET     BALANCED      GROWTH
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                              ------------    ----------    ---------
                           1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income (loss)............................     $   98,591     $   26,760    $ (5,368)
  Net realized gain distributions.........................             --        156,551          --
  Net change in unrealized appreciation (depreciation)....          5,936         16,325     169,436
                                                               ----------     ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................        104,527        199,636     164,068
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS.....      2,215,629        838,757     232,318
                                                               ----------     ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................      2,320,156      1,038,393     396,386
                                                               ----------     ----------    --------
NET ASSETS AT JANUARY 1, 1999.............................      1,912,874      1,076,499     365,954
                                                               ----------     ----------    --------
NET ASSETS AT DECEMBER 31, 1999...........................     $4,233,030     $2,114,892    $762,340
                                                               ==========     ==========    ========
                           1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income (loss)............................     $   68,654     $   67,904    $    (49)
  Net realized gain (loss) from redemption of fund
     shares...............................................             --         16,551     (42,746)
  Net change in unrealized appreciation (depreciation)....             --         13,903      (5,564)
                                                               ----------     ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................         68,654         98,358     (48,359)
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS.....        624,232        460,107     111,279
                                                               ----------     ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................        692,886        558,465      62,920
                                                               ----------     ----------    --------
NET ASSETS AT JANUARY 1, 1998.............................      1,219,988        518,034     303,034
                                                               ----------     ----------    --------
NET ASSETS AT DECEMBER 31, 1998...........................     $1,912,874     $1,076,499    $365,954
                                                               ==========     ==========    ========

The accompanying notes are an integral part of these financial statements.

                                     F-I- 8

                                                                                                   DREYFUS STOCK
                      CALVERT VARIABLE SERIES, INC.             THE ALGER AMERICAN FUND             INDEX FUND
                      ------------------------------   -----------------------------------------   -------------
                                          SOCIAL
                          SOCIAL       INTERNATIONAL                   MIDCAP         SMALL
                      MID-CAP GROWTH      EQUITY         GROWTH        GROWTH     CAPITALIZATION    STOCK INDEX
                        PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO        PORTFOLIO
                      --------------   -------------   -----------   ----------   --------------   -------------
                        $  (14,833)     $  (14,955)    $   (79,047)  $  (28,346)    $  (51,505)     $    (6,662)
                           104,939         152,903         566,013      319,747        491,028          153,602
                          (105,660)        387,042       1,793,655      487,608      1,377,278        2,703,310
                        ----------      ----------     -----------   ----------     ----------      -----------
                           (15,554)        524,990       2,280,621      779,009      1,816,801        2,850,250
                           414,907         816,195       4,507,185    1,171,425      1,350,994        5,868,099
                        ----------      ----------     -----------   ----------     ----------      -----------
                           399,353       1,341,185       6,787,806    1,950,434      3,167,795        8,718,349
                        ----------      ----------     -----------   ----------     ----------      -----------
                           962,353         830,660       4,383,502    1,662,162      3,232,676       11,639,493
                        ----------      ----------     -----------   ----------     ----------      -----------
                        $1,361,706      $2,171,845     $11,171,308   $3,612,596     $6,400,471      $20,357,842
                        ==========      ==========     ===========   ==========     ==========      ===========
                        $  107,529      $   58,727     $   366,012   $   73,796     $  239,054      $   208,305
                             2,888           2,838         155,749      103,565         53,800          302,629
                            (4,743)        (20,653)        614,806      (92,375)       306,780        1,557,275
                        ----------      ----------     -----------   ----------     ----------      -----------
                           105,674          40,912       1,136,567       84,986        599,634        2,068,209
                           765,831         705,239       1,433,357      773,342      1,111,356        4,108,610
                        ----------      ----------     -----------   ----------     ----------      -----------
                           871,505         746,151       2,569,924      858,328      1,710,990        6,176,819
                        ----------      ----------     -----------   ----------     ----------      -----------
                            90,848          84,509       1,813,578      803,834      1,521,686        5,462,674
                        ----------      ----------     -----------   ----------     ----------      -----------
                        $  962,353      $  830,660     $ 4,383,502   $1,662,162     $3,232,676      $11,639,493
                        ==========      ==========     ===========   ==========     ==========      ===========

                                     F-I- 9

                        ACACIA NATIONAL VARIABLE ANNUITY

                              SEPARATE ACCOUNT II
                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                       NEUBERGER & BERMAN             STRONG VARIABLE
                                                   ADVISERS MANAGEMENT TRUST       INSURANCE FUNDS, INC.
                                                   --------------------------    --------------------------
                                                     LIMITED
                                                    MATURITY                     INTERNATIONAL    DISCOVERY
                                                      BOND          GROWTH       STOCK FUND II     FUND II
                                                    PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                   -----------    -----------    -------------    ---------
                     1999
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment income (loss).................    $  239,044     $  (38,204)     $  (16,378)     $ (2,532)
  Net realized gain distributions..............            --        150,594              --        34,121
  Net change in unrealized appreciation
     (depreciation)............................      (216,540)     1,403,550       2,510,546       (40,890)
                                                   ----------     ----------      ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................        22,504      1,515,940       2,494,168        (9,301)
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.................................     2,117,203        263,822        (283,730)      (71,246)
                                                   ----------     ----------      ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS........     2,139,707      1,779,762       2,210,438       (80,547)
                                                   ----------     ----------      ----------      --------
NET ASSETS AT JANUARY 1, 1999..................     5,149,191      2,762,658       2,945,390       246,116
                                                   ----------     ----------      ----------      --------
NET ASSETS AT DECEMBER 31, 1999................    $7,288,898     $4,542,420      $5,155,828      $165,569
                                                   ==========     ==========      ==========      ========
                     1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment income (loss).................    $  132,293     $  391,429      $   41,642      $   (299)
  Net realized gain (loss) from redemption of
     fund shares...............................        (1,905)       (19,136)       (191,046)       13,684
  Net change in unrealized appreciation
     (depreciation)............................       (24,125)       (63,935)        (39,660)       (5,619)
                                                   ----------     ----------      ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................       106,263        308,358        (189,064)        7,766
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.................................     2,393,605      1,040,485         682,529       110,203
                                                   ----------     ----------      ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS........     2,499,868      1,348,843         493,465       117,969
                                                   ----------     ----------      ----------      --------
NET ASSETS AT JANUARY 1, 1998..................     2,649,323      1,413,815       2,451,925       128,147
                                                   ----------     ----------      ----------      --------
NET ASSETS AT DECEMBER 31, 1998................    $5,149,191     $2,762,658      $2,945,390      $246,116
                                                   ==========     ==========      ==========      ========


The accompanying notes are an integral part of these financial statements.

                                    F-I- 10

        VAN ECK
       WORLDWIDE
    INSURANCE TRUST                  OPPENHEIMER VARIABLE ACCOUNTS FUND
    ---------------   -----------------------------------------------------------------
       WORLDWIDE        CAPITAL      AGGRESSIVE   GROWTH AND                 STRATEGIC
      HARD ASSETS     APPRECIATION     GROWTH       INCOME     HIGH INCOME      BOND
       PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
    ---------------   ------------   ----------   ----------   -----------   ----------
      $    1,583       $  (48,210)   $  (32,487)  $  (25,911)  $   89,920    $   37,193
              --          164,627            --       19,287           --            --
         211,871        1,959,208     1,890,645      620,318      (23,928)      (12,580)
      ----------       ----------    ----------   ----------   ----------    ----------
         213,454        2,075,625     1,858,158      613,694       65,992        24,613
         272,734        1,616,923       503,294    1,341,340      763,647       591,093
      ----------       ----------    ----------   ----------   ----------    ----------
         486,188        3,692,548     2,361,452    1,955,034      829,639       615,706
      ----------       ----------    ----------   ----------   ----------    ----------
         955,745        3,974,010     2,009,971    2,311,061    1,354,799       634,102
      ----------       ----------    ----------   ----------   ----------    ----------
      $1,441,933       $7,666,558    $4,371,423   $4,266,095   $2,184,438    $1,249,808
      ==========       ==========    ==========   ==========   ==========    ==========
      $   78,176       $  152,762    $    8,629   $   31,380   $   21,802    $      879
         (88,651)          30,966        27,104       15,370       (6,596)       (1,033)
                )
        (282,297          375,574       141,899      (10,583)     (40,830)        4,888
      ----------       ----------    ----------   ----------   ----------    ----------
                )
        (292,772          559,302       177,632       36,167      (25,624)        4,734
         696,101        1,957,089     1,076,323    1,782,394      863,882       557,842
      ----------       ----------    ----------   ----------   ----------    ----------
         403,329        2,516,391     1,253,955    1,818,561      838,258       562,576
      ----------       ----------    ----------   ----------   ----------    ----------
         552,416        1,457,619       756,016      492,500      516,541        71,526
      ----------       ----------    ----------   ----------   ----------    ----------
      $  955,745       $3,974,010    $2,009,971   $2,311,061   $1,354,799    $  634,102
      ==========       ==========    ==========   ==========   ==========    ==========

                                    F-I- 11

                        ACACIA NATIONAL VARIABLE ANNUITY

                              SEPARATE ACCOUNT II
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Acacia National Variable Annuity Separate Account II (the Account) began operations on September 9, 1996 as a separate investment account within Acacia National Life Insurance Company (the Company), a wholly owned subsidiary of Acacia Life Insurance Company. The assets of the Account are held by the Company and are segregated from all of the Company's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1999 there are nineteen subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of the Calvert Variable Series, Inc. which is a diversified open-end management investment company managed by the Calvert Asset Management Company, Inc. (see note 3) Three of the subaccounts invest only in a corresponding Portfolio of The Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. (Alger Management). One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Dreyfus Service Corporation. Two of the subaccounts invest only in a corresponding Portfolio of the Neuberger & Berman Advisers Management Trust which is a diversified open-end management investment company managed by Neuberger & Berman Management Incorporated. Two of the subaccounts invest only in a corresponding Portfolio of the Strong Variable Insurance Fund, Inc. which is a diversified open-end management investment company managed by Strong Capital Management, Inc. One of the subaccounts invest only in a corresponding Portfolio of the Van Eck Worldwide Insurance Trust which is a non-diversified open-end management investment company managed by Van Eck Associates Corporation. Five of the subaccounts invest only in a corresponding Portfolio of the Oppenheimer Variable Accounts Fund which is a diversified open-end management investment company managed by Oppenheimer Funds, Inc. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONSISTENCY

Due to changes in the processing environment during 1999, certain information is presented differently between years. In 1999, net realized gains/losses on redemption of fund shares is included in net change in unrealized appreciation/depreciation. Capital gain distributions received are reflected in net realized gain distributions.


In 1998, net realized gains and losses on redemption of fund shares are separately presented. Capital gain distributions received from funds are included in dividend distributions received.


VALUATION OF INVESTMENTS


The assets of the account are carried at the net asset value of the underlying Portfolios. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis. However, dividends of $82,499 for the Stock Index Portfolio and $40,186 for the International Stock Fund II Portfolio were received in 1997 and recorded in 1998. All affected policyholder accounts were adjusted.


                                    F-I- 12

                        ACACIA NATIONAL VARIABLE ANNUITY

                              SEPARATE ACCOUNT II
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED) FEDERAL AND STATE TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code. The Company has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, the Company does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2. POLICYOWNER CHARGES

The Company charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

3. RELATED PARTIES

Calvert Asset Management Company, Inc., an affiliate of the Company, serves as an investment advisor to the Calvert Variable Series, Inc. Social Money Market, Social Balanced, Social Small Cap Growth, Social Mid Cap Growth and Social International Equity Portfolios. The Advisors Group, Inc., an affiliate of the Company, acts as a principal underwriter of the policies pursuant to an underwriting agreement with the Company.

                                    F-I- 13

                        ACACIA NATIONAL VARIABLE ANNUITY

                              SEPARATE ACCOUNT II
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. UNITS OWNED

     Units owned in the Account are as follows:


                                                               CALVERT VARIABLE SERIES, INC.
                                            --------------------------------------------------------------------
                                                                          SOCIAL       SOCIAL         SOCIAL
                                               SOCIAL        SOCIAL      SMALL CAP     MID CAP     INTERNATIONAL
                                            MONEY MARKET    BALANCED      GROWTH       GROWTH         EQUITY
                                             PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                            ------------    ---------    ---------    ---------    -------------
Units owned at January 1, 1999..........      1,704,121       71,077      39,943        59,588         63,614
Units acquired..........................     23,767,307       73,230      53,113        28,269         82,433
Units disposed..........................     21,847,901       18,797      22,755         8,521         19,743
                                             ----------      -------      ------        ------        -------
Units owned at December 31, 1999........      3,623,527      125,510      70,302        79,336        126,303
                                             ==========      =======      ======        ======        =======

Units owned at January 1, 1998..........      1,140,175       39,756      31,049         7,302          7,669
Units acquired..........................      9,603,132       62,551      40,105        63,376         66,292
Units disposed..........................      9,039,186       31,230      31,211        11,090         10,347
                                             ----------      -------      ------        ------        -------
Units owned at December 31, 1998........      1,704,121       71,077      39,943        59,588         63,614
                                             ==========      =======      ======        ======        =======

                                    F-I- 14

                                                               NEUBERGER & BERMAN
                                              DREYFUS STOCK         ADVISERS               STRONG VARIABLE
            THE ALGER AMERICAN FUND            INDEX FUND       MANAGEMENT TRUST        INSURANCE FUNDS, INC.
     --------------------------------------   -------------   ---------------------   -------------------------
                                                               LIMITED
                  MIDCAP         SMALL                        MATURITY                INTERNATIONAL   DISCOVERY
      GROWTH      GROWTH     CAPITALIZATION    STOCK INDEX      BOND       GROWTH     STOCK FUND II    FUND II
     PORTFOLIO   PORTFOLIO     PORTFOLIO        PORTFOLIO     PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
     ---------   ---------   --------------   -------------   ---------   ---------   -------------   ---------
      215,879     102,971       243,767          608,764       447,966     169,192       347,949        19,136
      274,418      86,932       146,604          410,695       310,368      58,244       195,392        12,105
       75,862      18,733        51,566          134,035       135,533      43,687       215,620        18,885
      -------     -------       -------          -------       -------     -------       -------       -------
      414,435     171,169       338,805          885,424       622,801     183,748       327,721        12,356
      =======     =======       =======          =======       =======     =======       =======       =======

      132,282      64,878       132,551          366,377       240,629     100,057       284,776        10,687
      122,602      78,824       156,870          297,954       277,354      97,054       144,493        13,673
       39,005      40,731        45,654           55,567        70,017      27,919        81,320         5,224
      -------     -------       -------          -------       -------     -------       -------       -------
      215,879     102,971       243,767          608,764       447,966     169,192       347,949        19,136
      =======     =======       =======          =======       =======     =======       =======       =======

                                    F-I- 15

                        ACACIA NATIONAL VARIABLE ANNUITY

                              SEPARATE ACCOUNT II
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. UNITS OWNED -- (CONTINUED)

Units owned in the Account are as follows:

                                   VAN ECK
                                  WORLDWIDE
                               INSURANCE TRUST                     OPPENHEIMER VARIABLE ACCOUNTS FUND
                               ---------------    --------------------------------------------------------------------
                                  WORLDWIDE         CAPITAL       AGGRESSIVE    GROWTH AND                   STRATEGIC
                                 HARD ASSETS      APPRECIATION      GROWTH        INCOME      HIGH INCOME      BOND
                                  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                               ---------------    ------------    ----------    ----------    -----------    ---------
Units owned at January 1,
  1999.....................        133,906          264,865        142,725       171,939        121,519        57,232
Units acquired.............        171,937          207,218         91,008       165,572        128,569        65,234
Units disposed.............        139,910          113,118         66,383        75,833         60,641        11,805
                                   -------          -------        -------       -------        -------       -------
Units owned at December 31,
  1999.....................        165,933          358,965        167,349       261,678        189,447       110,661
                                   =======          =======        =======       =======        =======       =======

Units owned at January 1,
  1998.....................         53,425          120,465         60,337        38,357         46,452         6,641
Units acquired.............        102,123          183,763        105,637       156,253         97,833        55,082
Units disposed.............         21,642           39,363         23,249        22,671         22,766         4,491
                                   -------          -------        -------       -------        -------       -------
Units owned at December 31,
  1998.....................        133,906          264,865        142,725       171,939        121,519        57,232
                                   =======          =======        =======       =======        =======       =======

                                    F-I- 16

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Acacia National Life Insurance Company
Bethesda, Maryland

We have audited the accompanying statement of admitted assets, liabilities, and surplus -- statutory basis of Acacia National Life Insurance Company (a wholly owned subsidiary of Acacia Life Insurance Company) as of December 31, 1999, and the related statements of operations -- statutory basis, changes in surplus -- statutory basis, and cash flows -- statutory basis for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Acacia National Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Acacia National Life Insurance Company as of December 31, 1999, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.


/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
April 7, 2000

                                    F-II- 1

[PRICEWATERHOUSECOOPERS LOGO]

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Acacia National Life Insurance Company

We have audited the accompanying statement of admitted assets, liabilities, and surplus -- statutory basis of Acacia National Life Insurance Company (the Company) as of December 31, 1998, and the related statutory statements of operations and changes in surplus, and cash flow, for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia, which practices differ from accounting principles generally accepted in the United states. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States are material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 1998 or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 1998, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Note 1.

                                          /s/ PRICEWATERHOUSECOOPERS LLP
                                          PricewaterhouseCoopers LLP

Washington, D.C.
March 31, 1999

                                    F-II- 2

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

   STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS -- STATUTORY BASIS
                        (COLUMNAR AMOUNTS IN THOUSANDS)

                                                                    DECEMBER 31,
                                                                --------------------
                                                                  1999        1998
                                                                --------    --------
                      ADMITTED ASSETS
Investments
  Bonds.....................................................    $522,328    $556,127
  Mortgage loans............................................         894          --
  Preferred stocks..........................................          70         546
  Common stocks.............................................         385       1,778
  Short-term investments....................................       5,685      13,614
  Other investments.........................................         495         682
  Loans on insurance policies...............................       7,955       7,579
                                                                --------    --------
     Total investments......................................     537,812     580,326
Cash........................................................       5,195          64
Accrued investment income...................................       9,157       9,775
Reinsurance recoverable -- affiliate........................       1,162          --
Income taxes receivable -- affiliate........................       1,203         400
Other assets................................................         370       2,169
Separate accounts...........................................     140,638      73,334
                                                                --------    --------
                                                                $695,537    $666,068
                                                                ========    ========
                  LIABILITIES AND SURPLUS
LIABILITIES
  Life and annuity reserves.................................    $464,615    $483,126
  Funds left on deposit.....................................      65,002      62,065
  Reserve for unpaid claims.................................       1,461       2,113
  Interest maintenance reserve..............................       1,684       3,202
  Accrued separate account transfers........................      (7,702)     (6,297)
  Accounts payable -- affiliates............................         999       7,586
  Other liabilities.........................................       2,927       3,736
  Asset valuation reserve...................................       1,805       5,513
  Separate accounts.........................................     140,638      73,334
                                                                --------    --------
                                                                 671,429     634,378
                                                                --------    --------
SURPLUS
  Preferred stock, 8% non-voting, non-cumulative, $1,000 par value, 10,000 shares authorized; 6,000 shares issued
     and outstanding........................................       6,000       6,000
  Common stock, $170 par value; 15,000 shares authorized,
     issued and outstanding.................................       2,550       2,550
  Additional paid-in capital................................      13,450      13,450
  Retained earnings.........................................       2,108       9,690
                                                                --------    --------
                                                                  24,108      31,690
                                                                --------    --------
                                                                $695,537    $666,068
                                                                ========    ========

The accompanying notes are an integral part of these statutory basis financial statements.

                                    F-II- 3

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED
                                                                    DECEMBER 31,
                                                                --------------------
                                                                  1999        1998
                                                                --------    --------
INCOME
  Premium income............................................    $ 79,057    $ 67,919
  Less net reinsurance:
     Yearly renewable term..................................      (5,318)     (4,601)
                                                                --------    --------
       Net premium income...................................      73,739      63,318
  Funds left on deposit.....................................       8,257       8,292
  Net investment income.....................................      41,553      46,305
  Miscellaneous insurance income............................       1,481          25
                                                                --------    --------
                                                                 125,030     117,940
                                                                --------    --------
EXPENSES
  Benefits to policyowners..................................      86,472      83,190
  Decrease in reserves......................................     (15,569)    (18,937)
  Commissions...............................................       7,256       7,353
  General insurance expenses................................      13,562      16,377
  Taxes, licenses and fees..................................       2,154       1,167
  Amortization of goodwill..................................         382         684
  Net premium transferred to separate accounts..............      34,764      30,725
                                                                --------    --------
                                                                 129,021     120,559
                                                                --------    --------
  Loss before federal income taxes and realized capital
     losses.................................................      (3,991)     (2,619)
  Income taxes (benefit)....................................        (439)     (1,822)
                                                                --------    --------
  Loss before realized capital losses.......................      (3,552)       (797)
  Realized capital losses (net of tax of ($972) and $760 and transfers to interest maintenance reserve of ($1,111)
     and $965 for 1999 and 1998, respectively)..............      (6,244)       (209)
                                                                --------    --------
  Net loss..................................................    $ (9,796)   $ (1,006)
                                                                ========    ========

The accompanying notes are an integral part of these statutory basis financial statements.

                                    F-II- 4

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN SURPLUS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                         (IN THOUSANDS, EXCEPT SHARES)

                                           PREFERRED STOCK       COMMON STOCK      ADDITIONAL
                                           ----------------    ----------------     PAID-IN      RETAINED
                                           SHARES    AMOUNT    SHARES    AMOUNT     CAPITAL      EARNINGS     TOTAL
                                           ------    ------    ------    ------    ----------    --------    -------
BALANCE, January 1, 1998...............    6,000     $6,000    15,000    $2,550     $13,450      $10,506     $32,506
  Change in non-admitted assets........       --        --         --       --           --          684         684
  Change in net unrealized capital
    gains..............................       --        --         --       --           --          (49)        (49)
  Change in valuation basis of
    reserves...........................       --        --         --       --           --         (120)       (120)
  Transfer to asset valuation
    reserve............................       --        --         --       --           --         (325)       (325)
  Net loss.............................       --        --         --       --           --       (1,006)     (1,006)
                                           -----     ------    ------    ------     -------      -------     -------
BALANCE, December 31, 1998.............    6,000     6,000     15,000    2,550       13,450        9,690      31,690
  Change in non-admitted assets........       --        --         --       --           --           (3)         (3)
  Change in net unrealized capital
    gains..............................       --        --         --       --           --       (1,491)     (1,491)
  Transfer from asset valuation
    reserve............................       --        --         --       --           --        3,708       3,708
  Net loss.............................       --        --         --       --           --       (9,796)     (9,796)
                                           -----     ------    ------    ------     -------      -------     -------
BALANCE, December 31, 1999.............    6,000     $6,000    15,000    $2,550     $13,450      $ 2,108     $24,108
                                           =====     ======    ======    ======     =======      =======     =======

The accompanying notes are an integral part of these statutory basis financial statements.

                                    F-II- 5

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
OPERATING ACTIVITIES:
  Net premium income received...............................    $  74,462     $  63,318
  Miscellaneous insurance income............................        8,904         8,176
  Net investment income received............................       43,690        44,953
  Net premium transferred to separate accounts..............      (37,511)      (34,192)
  Benefits paid to policyowners.............................      (89,096)      (84,359)
  Commissions, expenses and taxes, other than federal income
     tax....................................................      (21,394)      (23,804)
  Federal income tax received...............................          608         2,596
  Other operating income and disbursements..................       (7,174)        8,488
                                                                ---------     ---------
  Net cash used in operating activities.....................      (27,511)      (14,824)
                                                                ---------     ---------
INVESTING ACTIVITIES:
  Proceeds from investments sold, matured or repaid.........      337,366       182,412
  Purchase of investments...................................     (312,277)     (161,169)
  Net decrease (increase) in loans on insurance policies....         (376)          522
                                                                ---------     ---------
  Net cash provided by investing activities.................       24,713        21,765
                                                                ---------     ---------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS...............................................       (2,798)        6,941
CASH AND SHORT-TERM INVESTMENTS -- BEGINNING OF PERIOD......       13,678         6,737
                                                                ---------     ---------
CASH AND SHORT-TERM INVESTMENTS -- END OF PERIOD............    $  10,880     $  13,678
                                                                =========     =========

The accompanying notes are an integral part of these statutory basis financial statements.

                                    F-II- 6

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS
Acacia National Life Insurance Company (the Company) is a wholly owned subsidiary of Acacia Life Insurance Company (Acacia Life). Acacia Life is a wholly owned subsidiary of Ameritas Holding Company (AHC) which is a wholly owned subsidiary of Ameritas Acacia Mutual Holding Company (AAMHC).

The Board of Directors of Ameritas Mutual Insurance Holding Company (AMIHC) and Acacia Mutual Holding Corporation (AMHC) approved and adopted a plan of merger under which the two would merge to form AAMHC. In addition their two wholly owned subsidiaries, AHC and Acacia Financial Group, Ltd. (AFG), would merge to form Ameritas Holding Company. Public informational hearings on the proposed merger were held on November 20, 1998 with the Nebraska Insurance Director and on December 17, 1998 with the D.C. Insurance Commissioner. Following the commissioner's approval a special meeting with the eligible members of AMHC was held on December 22, 1998 and with the members of AMIHC on December 29, 1998. With the members approval the merger became effective January 1, 1999. The business combination was accounted for as a pooling of interests.

AMHC was formed in 1997 in conjunction with a plan of reorganization (Reorganization) of the former Acacia Life, Acacia Mutual Life Insurance Company (Acacia). Pursuant to the Reorganization which was approved by the Department of Insurance and Securities Regulation of the District of Columbia and the eligible members of Acacia and became effective June 30, 1997, Acacia was converted to a mutual insurance holding company structure whereby AMHC and AFG were formed and Acacia was converted to a stock life insurance company wholly owned by AFG. As of the effective date of the reorganization, the membership interests and the contractual rights of the policyowners of Acacia were separated -- the membership interests automatically became, by operation of law, membership interests in AMHC and the contractual rights remained in Acacia. Each person who becomes the owner of a designated policy issued by Acacia after the effective date of the Reorganization became a member of AMHC, now AAMHC.

The Company, domiciled in Virginia, underwrites and markets deferred and immediate annuities and life insurance products within the United States and is licensed to operate in 46 states and the District of Columbia. On December 1, 1995 and September 9, 1996, respectively, operations began for the Acacia National Variable Life Insurance Separate Account I and Acacia National Variable Annuity Separate Account II which are separate investment accounts within the Company.

Non-insurance products and services are offered by an affiliate of the Company, Acacia Financial Corporation (AFC), a wholly owned subsidiary of Acacia Life, which is a holding company of several financial service companies. Principal subsidiaries include: Calvert Group Ltd. (Calvert), a provider of investment advisory, management and administrative services to The Calvert Group of mutual funds; Acacia Federal Savings Bank (AFSB), a federally chartered savings bank; and The Advisors Group, Inc., a broker/dealer.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared, except as to form, on the basis of accounting practices prescribed or permitted by the Bureau of Insurance, State Corporate Commission of the Commonwealth of Virginia (statutory basis or SAP), which are designed primarily to demonstrate ability to meet claims of policyowners. These practices differ in certain respects, which in some cases may be material, from generally accepted accounting principles (GAAP) applied in the presentation of financial condition and results of operations on the "going concern" basis commonly followed by other types of enterprises.

In March of 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize

                                    F-II- 7

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)

BASIS OF PRESENTATION -- (CONTINUED)

regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of Virginia will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

The accompanying statutory financial statements vary in some respects from generally accepted accounting principles. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities;
(b) costs related to acquiring new business are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) policy reserves are carried at amounts which approximate surrender values rather than accumulation values and statutory investment reserves are established; (d) a provision has not been made for federal income taxes resulting from all of the cumulative differences in assets and liabilities determined on a tax return and financial statement basis; and (e) changes in certain assets designated as "non-admitted" assets have been charged to surplus.

In 1998, the Company's financial information was included in the determination of consolidated GAAP amounts for Acacia Mutual Holding Corporation. The Acacia National Life Insurance Company GAAP amounts were derived from this consolidated financial information. The Company does not prepare separate financial statements on a GAAP basis.

The impact of the estimated differences between SAP and GAAP in 1998 were as follows:



                                                                                    CAPITAL
                                                                   NET LOSS       AND SURPLUS
                                                                   --------       -----------
AS REPORTED UNDER SAP.......................................       $(1,006)        $ 31,690
Adjustments:
  Deferred policy acquisition costs.........................         2,874           58,017
  AVR and IMR...............................................           615            8,715
  Deferred Federal income tax...............................          (732)         (20,077)
  Net policyholder liabilities..............................        (1,601)         (11,291)
  Investments...............................................           (59)          20,013
  Other.....................................................          (500)            (946)
                                                                   -------         --------
AMOUNTS UNDER GAAP..........................................       $  (409)        $ 86,121
                                                                   =======         ========


For 1999, it is not practicable to determine the above information.

USE OF ESTIMATES
The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                    F-II- 8

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

USE OF ESTIMATES -- (CONTINUED)
The principal accounting and reporting practices followed are:

INVESTMENTS
Investments are reported according to valuation procedures prescribed by the National Association of Insurance Commissioners (NAIC), and generally: bonds and mortgage loans are valued at amortized cost; preferred stock at cost; common stock at fair value; other investments on the equity method; and separate account assets are carried at fair value.

Realized capital gains and losses, including valuation allowances on specific investments, are recorded in the Statement of Operations and unrealized gains and losses are credited or charged to retained earnings.

SEPARATE ACCOUNTS
The Company operates separate accounts on which the earnings or losses accrue exclusively to contract holders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Amounts are reported at fair value.

NON-ADMITTED ASSETS
Certain assets (primarily goodwill) are designated as "non-admitted" under statutory accounting requirements. These assets are excluded from the statements of admitted assets, liabilities and surplus by adjustments to retained earnings. Total "non-admitted assets" were $2,981 and $2,978 in 1999 and 1998, respectively.

RESERVES
Life policy reserves are computed by using the Commissioners Reserve Valuation Method (CRVM) and the Commissioners Standard Ordinary Mortality table. Annuity reserves are calculated using the Commissioners Annuity Reserve Valuation Method (CARVM) and the maximum valuation interest rate; for annuities with life contingencies, the prescribed valuation mortality table is used. Reserves for unpaid claims include claims reported and unpaid and claims not yet reported, the latter estimated on the basis of historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Accrued separate account transfers primarily consists of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

The interest maintenance reserve (IMR) is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $407 and $350 for 1999 and 1998, respectively.

The asset valuation reserve (AVR) is a required appropriation of surplus to provide for possible losses that may occur on certain investments held by the Company. The reserve is computed based on holdings of bonds, stocks, and short-term investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to retained earnings.

INCOME TAXES
The Company, beginning in 1999, will file a consolidated tax return with Acacia Life Insurance Company. Prior to 1999, Acacia National filed a consolidated return with Acacia Mutual Holding Corporation and its

                                    F-II- 9

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

USE OF ESTIMATES -- (CONTINUED)
INCOME TAXES -- (CONTINUED)
subsidiaries. An agreement among the members of the consolidated group, generally, provides for distribution of consolidated tax results as if filed on a separate return basis.

The Company's federal income tax returns have been examined by and settled with the Internal Revenue Service through 1995.

Under statutory accounting practices, no provision is made for deferred federal income taxes related to temporary differences between statutory and taxable income. Such temporary differences arise primarily from capitalization and amortization of deferred policy acquisition costs, certain reserve calculations and recognition of realized gains or losses on sales of bonds.

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus". Generally, this policyholders' surplus account (PSA) will become subject to tax at the then current rates only if the accumulated PSA exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 1999 and 1998, the Company has $6.6 million in their policyholders' surplus accounts which is not reflected in the financial statements.

RECOGNITION OF PREMIUM INCOME AND RELATED EXPENSES
Premiums are reported as income when collected over the premium paying periods of the policies. Annuity and fund deposits are included as income when received. Policy acquisition costs, such as commissions and other marketing and issuance expenses incurred in connection with acquiring new business, are charged to operations as incurred. Premium income consists of:

                                                                   YEARS ENDED
                                                                   DECEMBER 31
                                                                ------------------
                                                                 1999       1998
                                                                -------    -------
Life........................................................    $27,747    $23,552
Annuity.....................................................     51,310     44,367
                                                                -------    -------
                                                                $79,057    $67,919
                                                                =======    =======

RECLASSIFICATIONS
Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

2. FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate a value:

          BONDS -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

          MORTGAGE LOANS -- Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries. There were no mortgage loans in default at December 31, 1999.

          PREFERRED STOCKS -- For publicly traded securities, fair value is determined using an independent pricing source.

                                    F-II- 10

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

2. FINANCIAL INSTRUMENTS -- (CONTINUED)
          COMMON STOCKS -- For publicly traded securities, fair value is determined using an independent pricing source.

          SHORT-TERM INVESTMENTS -- The carrying amount approximates fair value because of the short maturity of these instruments.

          OTHER INVESTMENTS -- Fair value for venture capital partnerships is estimated based on values as last reported by the partnership and discounted for their lack of marketability.

          LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

          CASH -- The carrying amount equals fair value.

          ACCRUED INVESTMENT INCOME -- Fair value of accrued investment income equals book value.

          INVESTMENT-TYPE CONTRACTS -- Reserves held on investment-type insurance contracts, i.e. contracts which do not contain significant morbidity risks, are carried at amounts which approximate fair value.

          FUNDS LEFT ON DEPOSIT -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

The estimated fair values of the Company's financial instruments are as follows:

                                                                        DECEMBER 31,
                                                        --------------------------------------------
                                                                1999                    1998
                                                        --------------------    --------------------
                                                        CARRYING      FAIR      CARRYING      FAIR
                                                         AMOUNT      VALUE       AMOUNT      VALUE
                                                        --------    --------    --------    --------
Financial assets:
  Bonds.............................................    $522,328    $517,993    $556,127    $591,776
  Preferred stocks..................................          70         106         546         798
  Common stocks.....................................         385         385       1,778       1,778
  Mortgage loans....................................         894         861          --          --
  Short-term investments............................       5,685       5,685      13,614      13,614
  Other investments.................................         495         495         682         682
  Loans on insurance policies.......................       7,955       6,816       7,579       6,996
  Cash..............................................       5,195       5,195          64          64
  Accrued investment income.........................       9,157       9,157       9,775       9,775
Financial Liabilities:
  Investment-type contracts.........................    $357,515    $357,515    $380,641    $380,641
  Funds left on deposit.............................      65,002      65,002      62,065      62,065

These values do not necessarily represent the value for which the financial instrument could be sold.

                                    F-II- 11

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

3. INVESTMENTS

The table below provides additional information relating to bonds and stocks held by the Company as of December 31, 1999:

                                                                    DECEMBER 31, 1999
                                                   ----------------------------------------------------
                                                                     GROSS UNREALIZED
                                                   AMORTIZED       ---------------------         FAIR
                                                     COST           GAINS        LOSSES         VALUE
                                                   ---------       -------       -------       --------
U.S. Corporate.................................    $292,892        $ 6,818       $ 8,603       $291,107
Mortgage-backed................................     102,157            803         2,465        100,495
U.S. Treasury securities and obligations of
  U.S. government agencies.....................      68,397          3,284           314         71,367
Foreign........................................      15,237             15           603         14,649
Asset backed...................................      43,645              9         3,279         40,375
                                                   --------        -------       -------       --------
  Total bonds..................................    $522,328        $10,929       $15,264       $517,993
                                                   --------        -------       -------       --------
Preferred stocks...............................    $     70        $    36       $    --       $    106
                                                   --------        -------       -------       --------
Common stocks..................................    $  1,137        $    --       $   752       $    385
                                                   --------        -------       -------       --------

The comparative data as of December 31, 1998 is summarized as follows:

                                                                    DECEMBER 31, 1998
                                                   ----------------------------------------------------
                                                                     GROSS UNREALIZED
                                                   AMORTIZED       ---------------------         FAIR
                                                     COST           GAINS         LOSSES        VALUE
                                                   ---------       -------        ------       --------
U.S. Corporate.................................    $294,538        $24,557        $2,729       $316,366
Mortgage-backed................................     166,042          4,928           708        170,262
U.S. Treasury securities and obligations of
  U.S. government agencies.....................      72,543          9,705            --         82,248
Foreign........................................      23,004            624           728         22,900
                                                   --------        -------        ------       --------
  Total bonds..................................    $556,127        $39,814        $4,165       $591,776
                                                   --------        -------        ------       --------
Preferred stocks...............................    $    546        $   252        $   --       $    798
                                                   --------        -------        ------       --------
Common stocks..................................    $  1,870        $   118        $  210       $  1,778
                                                   --------        -------        ------       --------

The amortized cost and fair value of bonds at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                AMORTIZED      FAIR
                                                                  COST        VALUE
                                                                ---------    --------
Due in one year or less.....................................    $ 18,671     $ 18,764
Due after one year through five years.......................     148,661      149,293
Due after five years through ten years......................     106,308      105,839
Due after ten years.........................................     102,886      103,227
Mortgage-backed securities..................................     102,157      100,495
Asset backed................................................      43,645       40,375
                                                                --------     --------
  Total.....................................................    $522,328     $517,993
                                                                ========     ========

At December 31, 1999, the Company had bonds with a book value of $6,870 and a fair value of $7,818 on deposit with various State Insurance Departments.

                                    F-II- 12

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

3. INVESTMENTS -- (CONTINUED)
Sales of bond investments in 1999 and 1998 resulted in proceeds of $294,291 and $112,603, respectively. Gains of $1,489 and $505 and losses of $3,316 and $50 were realized on those sales in 1999 and 1998, respectively.

The Company's bond investment portfolio is predominantly comprised of investment grade securities. At December 31, 1999 and 1998, approximately $16,276 and $8,865, respectively, in bonds (3.1% and 1.6%, respectively, of the total bond portfolio) are considered "below investment grade". Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC. During 1999, the Company took other than temporary write downs on bonds of $6,759.

4. RELATED PARTY TRANSACTIONS

The Company has no employees, affiliates (primarily Acacia Life and Ameritas entities) provide technical, financial, legal, marketing and investment advisory support to the Company under various administrative service agreements. The cost of these services to the Company for years ended December 31, 1999 and 1998 was $15,929 and $17,695, respectively.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under these agreements, these affiliates assume life insurance risk in excess of the Company's retention limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners, (see footnote 5).

The assets of the defined contribution plan under Internal Revenue Code Section 401(k) for the employees of Acacia Life include an investment in a deposit administration contract with the Company of $18,305 and $18,665 at December 31, 1999 and 1998, respectively.

5. REINSURANCE

The Company reinsures all life insurance risks over its retention limit of ten thousand per policy under yearly renewable term insurance agreements with Acacia Life and several other non-affiliated companies. The Company remains obligated for amounts ceded in the event that reinsurers do not meet their obligations. Since the reinsurance treaties are of such a nature as to pass economic risk to the reinsurer, appropriate reductions are made from income, claims, expense and liability items in accounting for the reinsurance ceded.

Premiums and benefits have been reduced by amounts reinsured as follows:

                                                                 1999      1998
                                                                ------    ------
Premiums ceded:
  Acacia Life...............................................    $4,634    $3,971
  Others....................................................       684       630
                                                                ------    ------
Total premium ceded.........................................    $5,318    $4,601
                                                                ======    ======
Death benefits reimbursed:
  Acacia Life...............................................    $3,186    $3,610
  Others....................................................     1,082       233
                                                                ------    ------
Total benefits reimbursed...................................    $4,268    $3,843
                                                                ======    ======
Life and annuity reserves ceded:
  Acacia Life...............................................    $2,501    $2,108
  Others....................................................       497       392
                                                                ------    ------
Total life and annuity reserves ceded.......................    $2,998    $2,500
                                                                ======    ======

                                    F-II- 13

PART C

                               OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.
Part A: None.
Part B: Audited Financial Statements of the Registrant for the fiscal years ended December 31, 1999 and 1998.
     Audited Financial Statements of Acacia National Life Insurance Company for the fiscal years ended December 31, 1999 and 1998.

Part C: None.

(b)  Exhibits
     (1) Resolution of the Board of Directors of Acacia National Life Insurance Company ("ANLIC") authorizing establishment of the Acacia National Variable Annuity Separate Account II. 1/
     (2) N/A
     (3) (A) Principal Underwriting Agreement.1/
         (B) Form of Broker-Dealer Sales Agreement. 1/
         (C) Commission Schedule. 1/
     (4) Form of Annuity Policy. 1/
     (5) Form of Application. 4/
     (6) (A) Restated Articles of Incorporation of ANLIC. 2/
         (B) By-Laws of ANLIC. 2/
     (7)  N/A
     (8) (A) Participation Agreements. 1/
             Oppenheimer 2/
             Variable Insurance Products Fund - 6/
             Variable Insurance Products Fund II - 6/
             BT Insurance Trust 5/
             Franklin Templeton Variable Insurance Products Trust 5/
         (B) Form of Administration Agreement. 1/
             Amendment dated May 30, 1996 3/
     (9) Opinion and Consent of Robert-John H. Sands
     (10) (A) Consent of Deloitte & Touche LLP
     (10) (B) Consent of PricewaterhouseCoopers LLP
     (11) N/A
     (12) N/A
     (13) Schedule of Computation and Performance Quotations 7/

1/ Incorporated by reference to the initial filing of the Registration Statement on Form N-4 (File No. 333-03963) filed on May 16, 1996.
2/ Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 33-90208) filed on May 1, 1997.
3/ Incorporated by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-03963) filed on May 1,1997.
4/ Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-03963) filed on March 1, 1999.
5/ Incorporated by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-81057) filed on February 25, 2000.
6/ Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-95593) filed on April 27, 2000.
7/ Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-03963) filed on February 25, 2000.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

EXECUTIVE OFFICERS AND DIRECTORS OF ANLIC

Charles T. Nason, Chairman of the Board and Chief Executive Officer*
Robert W. Clyde, President and Chief Operating Officer*
Haluk Ariturk, Senior Vice President, Product Management and Administration** JoAnn M. Martin, Senior Vice President and Chief Financial Officer, Director** Brian J. Owens, Senior Vice President, Career Distribution*
Barry C. Ritter, Senior Vice President and Chief Information Officer** Robert-John H. Sands, Senior Vice President, General Counsel and Corporate Secretary*
Janet L. Schmidt, Senior Vice President, Human Resources*
Richard W. Vautravers, Senior Vice President and Corporate Actuary**
William W. Lester, Vice President and Treasurer**
Reno J. Martini, Director***

* The principal business address of each person is Acacia National Life Insurance Company, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
**The principal business address of each person is Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
*** The principal business address of each person is Calvert Group, Ltd., 4550 Montgomery Avenue, Bethesda, Maryland 20814.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The depositor, Acacia National Life Insurance Company, is wholly owned by Acacia Life Insurance Company. The Registrant is segregated asset account of Acacia National Life Insurance Company.

The following chart indicates the persons controlled by or under common control with Acacia National Life Insurance Company:

(Omitted chart shows Ameritas Acacia organization. Ameritas Acacia Mutual Holding Company is at the uppermost tier. Ameritas Holding Company is at the second tier. Third tier entities are: Ameritas Life Insurance Corp. and Acacia Life Insurance Company. Fourth tier companies under Ameritas Life Insurance Corp. are: Ameritas Investment Advisors, Inc., Ameritas Managed Dental Plan, Inc., First Ameritas Life Insurance Corp. of New York, AMAL Corporation, Veritas Corp., and Pathmark Assurance Company. Fourth tier companies under Acacia Life Insurance Company are: Acacia National Life Insurance Company and Acacia Financial Corp. Fifth tier companies which are owned by AMAL Corporation are Ameritas Investment Corp. and Ameritas Variable Life Insurance Company. Fifth tier companies owned by Acacia Financial Corp. are Acacia Federal Savings Bank, Calvert Group, Ltd. and its investment companies, and The Advisors Group, Inc.)

Acacia Life Insurance Company is regulated by the District of Columbia. Acacia National Life Insurance Company and Acacia Financial Corp. are Virginia entities. Acacia Federal Savings Bank is regulated by the U. S. Government. Calvert Group Ltd. ("Calvert") and The Advisors Group, Inc. ("TAG") are Delaware entities. All Ameritas entries are Nebraska entities, except First Ameritas Life Insurance Corp. of New York, which is a New York entity, and Ameritas Managed Dental Plan, Inc., which is a California entity.

Calvert entities are investment advisor to the following funds:
         1)         First Variable Rate Fund for Government Income
         2)         Calvert Tax-Free Reserves
         3)         Calvert Social Investment Fund
         4)         Calvert Cash Reserves (d/b/a Money Management Plus)

         5)         The Calvert Fund
         6)         Calvert Municipal Fund, Inc.
         7)         Calvert World Values Fund, Inc.
         8)         Calvert Variable Series, Inc.
         9)         Calvert New World Fund
TAG controls The Advisors Group Insurance Agency of Ohio, Inc. through a Voting Trust Agreement with shareholders

All entities are wholly owned by the person immediately controlling it, except AMAL Corporation, a holding company, which is jointly owned by Ameritas Life Insurance Corp., which owns a majority interest in AMAL Corporation, and AmerUs Life Insurance company, which owns a minority interest in AMAL Corporation.

AMAL Corporation and Acacia Financial Corp. are holding companies. Veritas Corp. is a marketing agency. Pathmark Assurance Company is an insurance company.


ITEM 27. NUMBER OF POLICY OWNERS


     As of December 31, 1999 there were 492 holders of Policies offered by the Registrant.



ITEM 28. INDEMNIFICATION

     Article VII of ANLIC's By-Laws provides, in part:

Section 2 Indemnification. In the event any action, suit or proceeding is brought against a present or former Director, elected officer, appointed officer or other employee because of any action taken by such person as a Director, officer or employee of the Company, the Company shall reimburse or indemnify him for all loss reasonably incurred by him in connection with such action to the fullest extent permitted by Section 13.1-3.1 of the Code of Virginia, as is now or hereafter amended, except in relation to matters as to which such person shall have been finally adjudged to be liable by reason of having been guilty of gross negligence or willful misconduct in the performance of duties as such director, officer or employee. In case any such suit, action or proceeding shall result in a settlement prior to final judgment and if, in the judgment of the Board of Directors, such person in taking the action or failing to take the action complained of was not grossly negligent or guilty of wilful misconduct in the performance of his duty, the Company shall reimburse or indemnify him for the amount of such settlement and for all expenses reasonably incurred in connection with such action and its settlement. This right of indemnification shall not be exclusive of any other rights to which any such person may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ANLIC Officers and Directors are covered under a Fidelity Bond issued by Chubb Group of Insurance Companies with an aggregate limit of $8,000,000, a single loss limit of $4,000,000, and a deductible of $50,000.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) The Advisors Group, Inc., an affiliate of ANLIC, is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, and is also the principal underwriter for Acacia National Life Insurance Company Separate Account I variable life insurance policies.

(b) The following table sets forth certain information regarding directors and officers of The Advisors Group:



   Name and Principal                     Positions and Offices
   Business Address*                      With Underwriter
   -----------------                      ----------------
   Charles T. Nason                       Chairman of the Board
   Robert W. Clyde                        Director, Executive Vice President
   Robert-John H. Sands                   Director
   Salene Hitchcock Gear                  President and Chief Executive Officer
   Brian J. Owens                         Director, Senior Vice President
   James E. Harvey                        Director, Vice President
   Scott A. Grebenstein                   Vice President - Product Development
   David A. Glazer                        Regional Vice President


      * The principal business address of each person listed is:
                    The Advisors Group, Inc.
                    7315 Wisconsin Avenue
                    Bethesda, Maryland 20814




(c) Commissions Received by Each Principal Underwriter from the Registrant during the Registrant's Last Fiscal Year



                             Net Underwriting          Compensation
   Name of Principal          Discounts and                 on                                       Brokerage
   Underwriter                  Commissions             Redemption               Commissions        Compensation
---------------------------------------------------------------------------------------------------------------------
The Advisors Group, Inc.        $921,734                  $  0                      $7,200             $  0



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by ANLIC at its Administrative Offices, P.O. Box 81889, Lincoln, NE 68501-1889 and at its Principal Offices, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.


ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.


ITEM 32. UNDERTAKINGS


(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional

     Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to ANLIC at the address or phone number listed in the Prospectus.


                         STATEMENT PURSUANT TO RULE 6C-7

ANLIC and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, ANLIC and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.



                         SECTION 403(B) REPRESENTATIONS

ANLIC represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.



                       SECTION 26(E)(2)(A) REPRESENTATIONS

Pursuant to Section 26 (e)(2)(A) of the Investment Company Act of 1940, as amended, ANLIC represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by ANLIC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Acacia National Variable Annuity Separate Account II, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 6 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Bethesda, County of Montgomery, State of Maryland on this 26th day of April, 2000.

                ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II, Registrant
                               ACACIA NATIONAL LIFE INSURANCE COMPANY, Depositor


Attest: /s/ Robert-John H. Sands                      By: /s/ Charles T. Nason
        ------------------------                          --------------------
            Secretary                                    Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the Directors and Principal Officers of Acacia National Life Insurance Company on the dates indicated.


         SIGNATURE                            TITLE                                        DATE
         ---------                            -----                                        ----
 /s/ Charles T. Nason                       Chairman of the Board                       April 26, 2000
-------------------------------             and Chief Executive Officer
     Charles T. Nason                       and Director


 /s/ Robert W. Clyde                        President and Chief                         April 26, 2000
-------------------------------             Operating Officer and
     Robert W. Clyde                        Director


 /s/ Robert-John H. Sands                   Senior Vice President,                      April 26, 2000
-------------------------------             General Counsel, Corporate
     Robert-John H. Sands                   Secretary and Director


 /s/   Haluk Ariturk                        Senior Vice President,                      April 26, 2000
-------------------------------             Product Management and
       Haluk Ariturk                        Administration and Director


 /s/   JoAnn M. Martin                      Senior Vice President,                      April 26, 2000
-------------------------------             Chief Financial Officer
       JoAnn M. Martin                      and Director


 /s/    Reno J. Martini                     Director                                    April 26, 2000
-------------------------------
        Reno J. Martini

 /s/    Brian J. Owens                      Senior Vice President,                      April 26, 2000
--------------------------------            Career Distribution
        Brian J. Owens

 /s/    Janet L. Schmidt                    Senior Vice President                       April 26, 2000
--------------------------------            Human Resources
        Janet L. Schmidt

 /s/   Barry C. Ritter                      Senior Vice President                       April 26, 2000
--------------------------------            and Chief Information Officer
       Barry C. Ritter

 /s/   Richard W. Vautravers                Senior Vice President                       April 26, 2000
--------------------------------            and Corporate Actuary
       Richard W. Vautravers

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION

(9)               Opinion and Consent of Robert-John H. Sands

(10)  (A)         Consent of Deloitte & Touche LLP

(10)  (B)         Consent of PricewaterhouseCoopers LLP